UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
REPUBLIC SERVICES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REPUBLIC SERVICES
EDEN PRAIRIE, MN
USDOT 523181

REPUBLIC SERVICES

Sustainability in Action™

2024 Proxy Statement & Notice of Annual Meeting of Shareholders

SAFETY

In 2023, Republic Services positively impacted **4.6 million** people through our Foundation and Community Grants, creating sustainable neighborhoods through strong community partnerships.

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

PARTNERING WITH CUSTOMERS TO CREATE

A MORE SUSTAINABLE WORLD

Dear Shareholder,

The needs of our customers and society continue to evolve, and we’re using our expertise to solve complex environmental challenges and help our customers achieve their sustainability goals.

In 2023, we effectively executed our strategy for the benefit of our customers, our company and our shareholders, and delivered strong financial results:

-	Revenue growth of 11% vs. 2022, including 5% from acquisitions
-	Earnings per share of $5.47, a 17% year-over-year increase and adjusted earnings per share(1) of $5.61, a 14% year-over-year increase
-	Cash flow from operations of $3.62 billion, a 13% year-over-year increase and adjusted free cash flow(1) of $1.99 billion, a 14% increase compared to 2022
-	Returned $900 million to shareholders through dividends and share repurchases

We provide the industry’s most complete set of products and services. Our continued investments in Customer Zeal, Digital and Sustainability are driving high customer retention, operational efficiencies and additional growth opportunities. We are an industry leader in our commitment to sustainability innovation, including:

-	Advancing bottle-to-bottle plastics circularity through North America’s first vertically integrated Polymer Centers
-	Producing custom-blended recycled resin to meet increasing sustainable packaging demand through Blue Polymers, a joint venture with Ravago
-	Promoting decarbonization through the nation’s largest portfolio build-out to date of renewable natural gas (RNG) projects with Archaea Energy, a bp company
-	Establishing the industry’s largest commitment to fleet electrification, including the first fully integrated electric recycling and waste collection trucks

We continue to track toward our ambitious 2030 Sustainability Goals, and our values drive us to deliver results in the right way: Safe, Committed to Serve, Environmentally Responsible, Driven and Human-Centered. Our strong culture is highly inclusive and reflected in our 2023 employee engagement score of 86, which surpasses industry and national benchmarks.

We believe we are well-positioned for continued growth, and we are grateful to our 41,000 team members for their hard work and commitment to exceeding customer expectations. Thank you for your trust in us as we continue to partner with customers to create a more sustainable world.

We invite you to join our virtual Annual Meeting of Shareholders at 10:30 a.m. Pacific Time on May 23, 2024, via webcast at www.virtualshareholdermeeting.com/RSG2024.

MANNY KADRE Chairman of the Board	JON VANDER ARK President and Chief Executive Officer

(1)

Adjusted free cash flow and adjusted EPS are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the comparable measures in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 108.

Republic Services, Inc. 2024 Proxy Statement	|	3

Notice of the 2024 Annual Meeting of Shareholders

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS (THE “ANNUAL MEETING”) OF REPUBLIC SERVICES, INC., A DELAWARE CORPORATION (THE “COMPANY”). THIS PROXY STATEMENT RELATING TO THE ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 ARE AVAILABLE AT WWW.PROXYVOTE.COM.

DATE: Thursday, May 23, 2024

TIME: 10:30 a.m., Pacific Time

PLACE: Via webcast at www.virtualshareholdermeeting.com/RSG2024

ITEMS OF BUSINESS

1.	To elect the 13 director nominees listed in this proxy statement to serve until the 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified;
2.	To hold an advisory vote to approve our named executive officer compensation;
3.	To ratify the appointment of our independent registered public accounting firm for 2024;
4.	To consider and act upon a shareholder proposal to report on stakeholder impact from the Company’s climate change strategy; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE

Only shareholders of record at the close of business on March 26, 2024 are entitled to notice of and to vote at the Annual Meeting or any adjournment of it. A list of such shareholders will be available commencing April 9, 2024 and may be examined prior to the Annual Meeting at our corporate headquarters during normal business hours.

AVAILABILITY OF PROXY MATERIALS

We are pleased to utilize Securities and Exchange Commission rules that allow us to furnish these proxy materials and our Annual Report on Form 10-K in digital form online. Shareholders of record will be mailed a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the proxy materials and our Annual Report on Form 10-K online and, if they prefer, how to request paper copies of these materials. We believe providing these materials online enables us to reduce the environmental impact of our Annual Meeting and lower our printing and delivery costs while providing shareholders with the information they need more quickly and efficiently.

PROXY VOTING

Your participation at our Annual Meeting is important. To ensure your representation, if you do not expect to participate in the virtual meeting, please vote your shares as instructed in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card at your earliest convenience. Your prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

VIRTUAL MEETING

We will hold this year’s Annual Meeting in a virtual meeting format only. Shareholders of record at the close of business on March 26, 2024 may attend the Annual Meeting as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/RSG2024 and entering the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The format of the Annual Meeting will ensure that shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting.

By Order of the Board of Directors,

CATHARINE D. ELLINGSEN

Executive Vice President, Chief Legal Officer,

Chief Ethics & Compliance Officer, and Corporate Secretary

Phoenix, AZ

April 9, 2024

Republic Services, Inc. 2024 Proxy Statement	|	5

3197
REPUBLIC
SERVICES
republicservices.com
PHOENIX, AZ
USDOT 704220
RV-13-0103
WARNING
ADVERTENCIA

Key Proxy Information

Director Skills, Experience, and Background (page 20)

Shareholder Engagement (page 37)

Risk Oversight (page 40)

Sustainability and Corporate Responsibility (page 43) Talent (page 45)

Compensation Discussion & Analysis (page 57)

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “guidance,” “expect,” “will,” “may,” “anticipate,” “plan,” “estimate,” “project,” “intend,” “should,” “can,” “likely,” “could,” “outlook” and similar expressions are intended to identify forward-looking statements. These statements include information about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risk and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, such expectations may not prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are general economic and market conditions, including inflation and changes in fuel, interest rates, labor, risk, health insurance and other variable costs that generally are not within our control, our ability to effectively integrate and manage companies we acquire and to realize the anticipated benefits of any such acquisitions, acts of war, riots or terrorism, and the impact of these acts on economic, financial and social conditions in the United States, as well as our dependence on large, long-term collection, transfer and disposal contracts. More information on factors that could cause actual results or events to differ materially from those anticipated is included from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, particularly under Part I, Item 1A – Risk Factors. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such risk factors, or to assess the impact such risk factors might have on our business. We undertake no obligation to update or publish revised forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Proxy Summary

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proxy Summary

We are providing this proxy statement (“Proxy Statement”) to shareholders in connection with the solicitation by the Board of Directors (the “Board”) of Republic Services, Inc., a Delaware corporation (“Republic,” “Republic Services,” the “Company,” “we,” “us” or “our”), of proxies to be voted at the annual meeting of shareholders to be held virtually on May 23, 2024 (the “Annual Meeting”), and at any adjournment thereof, for the purposes set forth in the accompanying notice. This proxy summary is intended to provide an overview of the items contained in this Proxy Statement. We encourage you to read the entire Proxy Statement prior to voting your shares.

ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME:	Thursday, May 23, 2024 at 10:30 a.m., Pacific Time

PLACE:	Via webcast at www.virtualshareholdermeeting.com/RSG2024

RECORD DATE:	Shareholders as of March 26, 2024 are entitled to attend and vote

Proposals and Board Recommendations		BOARD’S RECOMMENDATION	PAGE REFERENCE

Proposal 1	Election of the 13 Director Nominees in this Proxy Statement	FOR	95

Proposal 2	Advisory Vote on Named Executive Officer Compensation	FOR	96

Proposal 3	Ratification of Independent Registered Public Accounting Firm for 2024	FOR	97

Proposal 4	Shareholder Proposal to Report on Stakeholder Impact from the Company’s Climate Change Strategy	AGAINST	98

2023 Business and Performance Highlights

During 2023, we continued to create value for our shareholders. Our performance reflects our continued progress on our strategic priorities. We remain focused on executing our strategy designed to generate profitable growth by sustainably managing our customers’ needs, managing our cost structure, generating consistent earnings and free cash flow growth, improving return on invested capital, and increasing cash returns to our shareholders. We outperformed our upwardly revised adjusted earnings per share (“EPS”) and adjusted free cash flow (“FCF”) guidance. Highlights of the year include:

10	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

11% TOTAL REVENUE GROWTH OF 11%	$3.62B FULL-YEAR CASH PROVIDED BY OPERATING ACTIVITIES	16.6% EPS GREW 16.6% AND ADJUSTED EPS(1) GREW BY 13.8%

13.4% GROWTH IN CASH FROM OPERATING ACTIVITIES AND 13.9% GROWTH IN ADJUSTED FREE CASH FLOW(1)	$900M RETURNED $900 MILLION TO SHAREHOLDERS THROUGH SHARE REPURCHASES AND DIVIDENDS	$1.8B INVESTED $1.8 BILLION IN ACQUISITIONS

(1)

Adjusted free cash flow and adjusted EPS are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the comparable measures in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 108.

Sustainability Leadership

Our sustainability goals and practices are core to our business and are integrated into our business strategy as well as our long-term financial targets. Sustainable business practices are embedded in our day-to-day operations, which we believe improve our profitability and support long-term value creation for our shareholders. The Board is responsible for overseeing our management’s handling of environmental, social and enterprise risks, including physical and transition risks and opportunities associated with climate change. As a result of this ongoing commitment, we have been recognized for our leading performance in several key areas including employee engagement, ethics, innovation and climate change management and resiliency.

Republic Services, Inc. 2024 Proxy Statement	|	11

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

SUSTAINABILITY IN ACTION

We are partnering with our customers to create a more sustainable world. We are passionate about our role as responsible stewards of our nation’s waste, and we continue to make progress on our 2030 Sustainability Goals, which reaffirm our commitment to the elements of our sustainability platform: Safety, Talent, Climate Leadership and Communities.

Director Nominees and Corporate Governance Highlights

The table below lists the names of our director nominees and the standing committees on which they serve as of the date of this Proxy Statement.

DIRECTOR NAME	AGE	DIRECTOR SINCE	COMMITTEES	INDEPENDENT

Manny Kadre (Chairman)	58	2014	—	✓

Tomago Collins	52	2013	Sustainability & Corporate Responsibility Committee (Chair) and Audit Committee	✓

Michael A. Duffy	54	2020	Audit Committee and Sustainability & Corporate Responsibility Committee	✓

Thomas W. Handley	69	2016	Talent & Compensation Committee (Chair) and Nominating & Corporate Governance Committee	✓

Jennifer M. Kirk	49	2016	Audit Committee (Chair) and Nominating & Corporate Governance Committee	✓

Michael Larson	64	2009	Nominating & Corporate Governance Committee (Chair), Finance Committee and Talent & Compensation Committee	✓

N. Thomas Linebarger	61	2024	Audit Committee and Sustainability & Corporate Responsibility Committee	✓

Meg Reynolds	59	2023	Audit Committee and Sustainability & Corporate Responsibility Committee	✓

James P. Snee	57	2018	Finance Committee (Chair), Nominating & Corporate Governance Committee and Talent & Compensation Committee	✓

Brian S. Tyler	57	2021	Finance Committee, Sustainability & Corporate Responsibility Committee and Talent & Compensation Committee	✓

Jon Vander Ark	48	2021	—

12	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

DIRECTOR NAME	AGE	DIRECTOR SINCE	COMMITTEES	INDEPENDENT

Sandra M. Volpe	56	2016	Finance Committee, Nominating & Corporate Governance Committee and Sustainability & Corporate Responsibility Committee	✓

Katharine B. Weymouth	57	2018	Audit Committee, Finance Committee and Talent & Compensation Committee	✓

Board Highlights

Our Board is comprised of highly engaged and skilled directors with varied experiences and backgrounds, who bring diverse perspectives to their oversight of our business, while representing the long-term interests of our shareholders.

BOARD REFRESHMENT

We are committed to maintaining a Board that has a balanced mix of skills and attributes. We accomplish this through our active refreshment and director succession planning process. Effective July 26, 2023, we added Meg Reynolds, co-founder and principal of Westwood Global Investments, as a new director. Additionally, effective February 6, 2024, we added N. Thomas Linebarger, former Chairman and CEO of Cummins Inc., to our Board. These new directors bring relevant skillsets and perspectives to our Board of Directors.

BOARD PRACTICES

Our Board has developed a robust set of practices to help ensure appropriate composition and effective functioning. The Board maintains a regular Board evaluation process that is closely linked with ongoing succession planning and is committed to regular Board refreshment based on the Company’s current and future needs and strategic priorities. The following charts summarize the independence, tenure, age and diversity of our director nominees.

SHAREHOLDER ENGAGEMENT

We have a well-developed shareholder engagement program that emphasizes year-round shareholder engagement and direct communication with our Board. During 2023, we engaged directly with shareholders representing approximately 56% of shares outstanding, as well as one proxy advisor. We discussed our business performance, commitment to sustainable business practices, our human-centered talent program, and our governance and executive pay practices.

Republic Services, Inc. 2024 Proxy Statement	|	13

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Corporate Governance Highlights

We continuously monitor developments and best practices in corporate governance and enhance our practices as warranted and based on shareholder feedback. Key features of our corporate governance practices are noted below:

✓	Shareholder Engagement Program with select participation of independent directors	✓	Clawback Policy (updated in 2023) More Robust than SEC and NYSE Requirements
✓	Proxy Access Right	✓	Thoughtful Board Evaluation Process
✓	Independent Board Chairman	✓	Formal Onboarding Program for New Directors
✓	Director and Executive Succession Planning	✓	Majority Vote Standard
✓	Majority Independent Board (12 of 13 director nominees)	✓	Deferral of Compensation for Directors (restricted stock units or cash)
✓	No Supermajority Vote Requirements	✓	One Share, One Vote Structure
✓	Shareholder Action by Written Consent	✓	Political Contributions Policy
✓	Independent Board Committees	✓	Mandatory Retirement Age for Directors
✓	Annual Director Elections	✓	Anti-Hedging and Anti-Pledging Policies
✓	Human Rights Policy	✓	Code of Business Ethics and Conduct for Board and Company employees
✓	Policy on Directors’ Service on Other Public Company Boards (new in 2023)	✓	Supplier Code of Business Ethics and Conduct

14	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Executive Compensation Highlights

COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

The Talent & Compensation Committee is committed to a performance-based executive compensation program that enables us to attract, retain and motivate our leadership team to drive financial success and sustained shareholder value creation. The core compensation elements for the executive officers listed in the Summary Compensation Table (referred to as “named executive officers” or “NEOs”) are:

•	base salary;
•	annual cash incentive based on target; and
•	long-term incentive (“LTI”) awards based on targets, which are delivered in performance shares (“PSUs”) and restricted stock units (“RSUs”).

Our annual incentive metrics are designed to encourage profitable growth and are widely accepted by the investment community as important performance metrics, while our LTI metrics are designed to grow our business with an emphasis on cash flow while maximizing investment returns and aligning interests between our executives and shareholders. Together, these metrics provide the appropriate balance in target total direct compensation (“Target TDC”) to drive financial and operational performance that will build long-term value for our shareholders.

Republic Services, Inc. 2024 Proxy Statement	|	15

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

EXECUTIVE COMPENSATION LINK TO STRATEGY

Our compensation program is focused on achieving key financial results that support shareholder value creation. We maintain rigorous performance goals on a bottom-up basis, reflecting management initiatives, such as profitable revenue growth, controllable operating expenses, capital investment and M&A, and the impact of anticipated external factors, such as the macroeconomic environment, Consumer Price Index (“CPI”) impact on pricing, commodity pricing and regulatory changes. Progress towards our sustainability goals is included within each of our management initiatives and therefore directly linked to our executive compensation. To align management incentives, our metrics and performance targets focus on factors that management can impact, rather than external factors that are outside of management’s control or ability to mitigate.

Annual incentives for senior executives including our NEOs are subject to adjustment, positively or negatively, of up to 10 percentage points based on the Company’s interim performance on safety, talent and climate leadership goals. See the Executive Compensation Section of the Proxy Statement for further information regarding the sustainability modifier of our annual incentive program.

Compensation Governance Highlights

We have established a number of compensation best practices that help ensure our compensation program remains aligned with shareholder interests. Key features of these practices are noted below:

✓	Pay-for-Performance Incentive Structures	✓	Active Management of Dilution from Equity Plans
✓	Stock Ownership Guidelines for Senior Management and Directors	✓	No Dividends on Unearned PSUs
✓	Sustainability modifier in Annual Incentive Program for Senior Management	✓	Limited Perquisites
✓	Independent Compensation Consultant	✓	No Excise Tax Gross-Ups
✓	Clawback Policy (updated in 2023) More Robust than SEC and NYSE Requirements	✓	No Hedging, Pledging or Short Sales
✓	Double Trigger Change in Control Provisions	✓	Annual Risk Assessment of Compensation Program

We encourage you to read the entire Proxy Statement for additional information prior to voting your shares.

16	|	Republic Services, Inc. 2024 Proxy Statement

WASTEQUIP
REPUBLIC
SERVICES
602-237-2078
republicservices.com

Board and Governance

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board of Directors and Corporate Governance

REPUBLIC’S BOARD OF DIRECTORS

Republic’s Board currently consists of 13 directors.

The Board’s Nominating & Corporate Governance Committee (the “Governance Committee”) evaluated our 13 director nominees in accordance with the Governance Committee’s charter and our Corporate Governance Guidelines and submitted the nominees to the full Board for approval. We believe that each of our director nominees is highly qualified and collectively, they represent an ideal mix of experience, wisdom, integrity, and ability to advance Republic’s strategy and serve the interests of all our stakeholders.

Republic Services, Inc. 2024 Proxy Statement	|	19

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

DIRECTOR SKILLS, EXPERIENCE, AND BACKGROUND

Republic is an environmental services company providing essential services to customers. We operate in a highly technical, regulated, and competitive industry. As such, we require a Board that possesses a wide array of relevant skill sets to help us drive forward our long-term strategy. We seek directors who have a growth mindset, business judgment, integrity, professionalism, and a diverse set of experiences and perspectives.

20	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Listed below are the core skills and experiences we consider to be beneficial for our Board to possess.

Skills & Experience	Application to Republic Services
Executive (Active or retired Chair, CEO or COO)

As a leader in the environmental services industry with vertically integrated operations across the U.S. and Canada, the scale and intricacies of Republic’s business make it necessary to have directors who have experience leading their organizations. These directors provide valuable guidance and perspective when analyzing and overseeing complex financial, operational, and strategic decisions, and leading strong corporate governance practices.

Financial Accounting

As a publicly traded company with a North American footprint and diversified exposure to franchise, large urban and small to mid-sized markets, financial accounting experience enables Republic directors to advise on and provide oversight into risk management, financial reporting and internal control items.

Strategy

A focus on customer needs and sustainability is core to how Republic generates profitable growth. Directors with a background in developing and implementing the strategic direction of a company provide useful insight into operating and growing Republic’s business.

Finance/Investments

As a vertically integrated company in an industry where consolidation often presents an opportunity to drive growth and build scale, directors with knowledge of financial markets, financing, funding operations and merger integration bring useful insights to the Board, particularly given the role M&A has in Republic’s strategy. In addition, directors who possess a generic understanding of business cycles, capital markets and the investor perspective provide guidance on Republic’s capital allocation strategy and broader strategic positioning.

Marketing/Sales

As a customer-facing brand focused on growing new business, driving brand awareness and customer loyalty are important to Republic’s growth strategy. Directors with expertise in amplifying and enhancing effective corporate marketing strategies provide useful insight toward developing customer zeal, brand recognition and top-line revenue growth.

Technology/ Cybersecurity

A core aspect of Republic’s long-term strategy is using technology to differentiate our service offerings, improve customer satisfaction and drive operational efficiencies. Directors who are familiar with innovative technological strategies and understand emerging trends bring necessary perspectives to the Board regarding technology’s role in Republic’s strategy. In addition, Republic’s technology and cybersecurity programs are crucial to maintaining secure cybersecurity operations, delivering customer satisfaction and trust, which means directors with knowledge of cybersecurity risks and best practices provide valuable insight into oversight of these risks.

Operations/Logistics

Republic’s business is focused on providing a comprehensive set of integrated environmental services to customers as efficiently and safely as possible in a cost-effective manner. This includes planning vehicle routes, operating and maintaining facilities such as recycling processing centers and regenerative landfills, and managing the company’s resources, such as equipment and personnel. Directors with experience strategizing, controlling and implementing logistics management systems can contribute valuable perspective and management to the Board on this essential element of Republic’s business.

HR/Talent

As a highly technical organization with employees that possess specialized skills in significant demand, directors that are able to provide guidance on attracting and retaining top talent, have experience managing compensation of executives and other employees and have experience in succession planning are of immense value to the Board. Maintaining an engaged workforce and investing in employee development are also core to Republic’s talent strategy, an area where directors with human resources experience provide thoughtful insight.

Legal

As a publicly traded company and a provider of services in a highly regulated industry, directors with legal knowledge and background are beneficial to assist the Board in its oversight of Republic’s compliance on legal and regulatory matters.

Sustainability

Republic’s strategy is designed to generate profitable growth by partnering with customers to create a more sustainable world. As an environmental services company, directors with expertise in evolving issues around talent, inclusion and diversity, employee safety, climate leadership and community engagement provide valuable guidance and insight to the Board when providing oversight on Republic’s sustainability efforts.

Republic Services, Inc. 2024 Proxy Statement	|	21

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Biographical Information Regarding Director Nominees

NEW FOR 2023 & 2024	As a part of our commitment to active refreshment, the Board added two new directors in the past year. The Board added Meg Reynolds, Co-founder, Principal and Portfolio Manager of Westwood Global Investments, who serves on the Audit Committee and Sustainability & Corporate Responsibility Committee. Ms. Reynolds’ vast investment background gives her valuable insights into capital markets. Additionally, the Board added N. Thomas Linebarger, former Chairman and CEO of Cummins Inc., who serves on the Audit Committee and the Sustainability & Corporate Responsibility Committee. Mr. Linebarger brings 30 years of indispensable manufacturing and operations expertise to the Board.
BOARD REFRESHMENT

Manny Kadre CHAIRMAN OF THE BOARD SINCE MAR. 2017 DIRECTOR SINCE JUNE 2014 AGE: 58

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Kadre is currently the Chief Executive Officer of Kollective Auto Group, a premium luxury retail automotive group, and previously was Chief Executive Officer of a number of beverage, automotive, healthcare and real estate companies.

Mr. Kadre has gained significant management and leadership experience from serving as Chief Executive Officer of these companies for over two decades. He brings to the Board valuable perspective on managing the strategic direction of organizations, particularly useful given Republic operates in a highly technical, regulated and competitive industry.

Throughout his career, Mr. Kadre has held leadership roles in acquiring, managing, and running several businesses, gaining valuable financial and strategy experience. These experiences enable him to provide guidance regarding Republic’s M&A opportunities, which is important given the role M&A plays in Republic’s strategy and Republic’s position in an industry where consolidation presents an opportunity to drive growth and build scale.

Mr. Kadre has extensive experience strategically positioning well-known, customer-facing brands to drive customer awareness and loyalty. His focus on using marketing efforts to heighten brand recognition, particularly for businesses in highly regulated industries, augments the Board’s ability to oversee and provide input on marketing and sales topics.

Through Mr. Kadre’s leadership roles at companies in highly regulated industries, including serving as General Counsel of beverage product distributor CC1 Companies, he offers the Board valuable expertise when assessing legal and regulatory matters. In addition, he has extensive public company experience having served on four public company boards; Republic, NeueHealth, The Home Depot, and Mednax.

CAREER HIGHLIGHTS

Kollective Auto Group, 2012 - Present

Chief Executive Officer

Gold Coast Caribbean Importers, 2005 - 2014

Chief Executive Officer

CC1 Companies, 1995 - 2009

President, Vice President, General Counsel and Secretary

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

NeueHealth (formerly Bright Health Group, Inc.), 2021 - Present

(Lead Independent Director, Chair of the Nominating and Corporate Governance Committee, Member of the Audit Committee and the Compensation and Human Capital Committee)

The Home Depot, Inc., 2018 - Present

(Member of the Audit Committee and the Finance Committee)

Mednax, Inc., 2007 - 2022

ADDITIONAL EXPERIENCE & SERVICE

Board of Trustees, University of Miami

Board of Directors, University of Miami Health System

22	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Tomago Collins DIRECTOR SINCE AUG. 2013 AGE: 52	Committees Sustainability & Corporate Responsibility (Chair), Audit

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Collins currently serves as Executive Vice President of Communications and Business Development at Kroenke Sports & Entertainment.

Mr. Collins deeply understands successful marketing strategies from leading communications, business development, and public affairs for a diverse multibillion dollar portfolio of sports, entertainment, media, real estate, ranch, and vineyard products.

Through his roles at Kroenke Sports & Entertainment-owned products, Mr. Collins maintains a unique perspective on determining and implementing corporate strategy.

Mr. Collins’ business development and M&A experience gives him a strong understanding of considerations in potential transactions and their integration.

Through his experience at Kroenke Sports & Entertainment, specifically in leading ranch and vineyard conservation efforts and service on multiple company and non-profit boards, Mr. Collins has important sustainability and climate leadership knowledge.

CAREER HIGHLIGHTS

Kroenke Sports & Entertainment, 2003 – Present

Executive Vice President, Communications and Business Development

The (Louisville) Courier-Journal and CNN International

Journalist

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

AutoNation, Inc., 2014 – 2019

Clear Secure, Inc., 2021 – Present

(Member of the Audit Committee and the Nominating and Corporate Governance Committee)

ADDITIONAL EXPERIENCE & SERVICE

Director, Global Down Syndrome Foundation

Director, Four Seasons Hotels and Resorts

Michael A. Duffy DIRECTOR SINCE JULY 2020 AGE: 54	Committees Audit, Sustainability & Corporate Responsibility

EXPERIENCES AND SKILLSETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Duffy is a seasoned distribution, supply chain and retail executive with over 25 years of experience, and currently serves as the Chief Executive Officer of OnTrac, the largest regional e-commerce parcel carrier in the U.S.

Mr. Duffy has extensive leadership and chief executive experience from his roles at OnTrac, FleetPride, and C&S Wholesale Grocers.

In his roles as Chief Executive Officer of FleetPride and C&S Wholesale Grocers, Mr. Duffy developed and implemented strategic initiatives to drive the growth of these organizations.

Mr. Duffy managed complex supply chains for Cardinal Health and The Procter & Gamble Company through his roles as Global President of Supply Chain and Vice President of Global Supply Chain, respectively.

Through his chief executive experience at On Trac, FleetPride, and C&S Wholesale Grocers, Mr. Duffy has gained important perspective on human resources, talent, and labor topics.

CAREER HIGHLIGHTS

OnTrac, 2023 – Present

Chief Executive Officer

FleetPride, Inc., 2021 –2023

Chief Executive Officer

C&S Wholesale Grocers, Inc., 2017 – 2020

Chief Executive Officer

Cardinal Health, Inc., 2006 – 2017

President, Hospital Solutions and Global Supply Chain President, Medical Products

Various executive positions with increasing responsibility

The Procter & Gamble Company, 2005 – 2006

Vice President, Global Supply Chain

Gillette Company, 2001 – 2005 (Acquired by P&G in 2005)

Vice President, North America Value Chain

New York Consulting Partners, 1997 –1999, 2000 – 2001

Partner

ADDITIONAL EXPERIENCE & SERVICE

Board Member, OnTrac

Board Member, FleetPride

Republic Services, Inc. 2024 Proxy Statement	|	23

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Thomas W. Handley DIRECTOR SINCE JULY 2016 AGE: 69	Committees Talent & Compensation (Chair), Nominating & Corporate Governance

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Handley is a senior advisor and former Chief Operating Officer of Cascade Asset Management Company, the investment office for William H. Gates III, and the Bill & Melinda Gates Foundation Trust.

Mr. Handley’s experience as the former President and Chief Operating Officer of Ecolab, a hygiene and infection prevention solutions and services company, benefits the Board and management as they implement strategies for growth while operating in a safe, responsible and cost-effective manner.

Mr. Handley’s understanding of corporate strategic planning, business operations, sales and marketing gained during two decades in senior executive roles at The Procter & Gamble Company helps the Board oversee Republic’s brand and customer experience.

Mr. Handley’s expertise in business operations and information technology provides the Board governance skills with respect to field operations and cybersecurity which assists Republic in maintaining a strong digital capability.

Mr. Handley’s combined experience in corporate operations and investment management also supports the Board as it considers matters relating to corporate governance, investor relations, compensation, operational safety and sustainability.

CAREER HIGHLIGHTS

William H. Gates III, 2019 – Present

Senior Advisor and former Chief Operating Officer of Cascade Asset Management Company, the investment office for William H. Gates III, and the Bill & Melinda Gates Foundation Trust

Ecolab Inc., 2003 – 2019

President and Chief Operating Officer

Various other senior executive positions with increasing responsibility

The Procter & Gamble Company, 1981 – 2003

Vice President, Global Planning, Marketing and Always Global Franchise

Various positions in general and brand management both in the United States and internationally

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

HB Fuller Company, 2010 – Present

(Member of the Corporate Governance and Nominating Committee and Chair of the Audit Committee)

ADDITIONAL EXPERIENCE & SERVICE

Director and former director of various other private company and non-profit organizations

24	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Jennifer M. Kirk DIRECTOR SINCE JULY 2016 AGE: 49	Committees Audit (Chair), Nominating & Corporate Governance

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Ms. Kirk currently serves as Senior Vice President, Global Controller and Chief Accounting Officer at Medtronic plc, a medical device company.

With more than 25 years in finance and accounting roles, including her current role at Medtronic, Ms. Kirk has deep experience in financial accounting and experience managing the financial activities and reporting of a multinational corporation. Ms. Kirk’s experience includes overseeing financial reporting across global locations, managing budgeting and forecasting processes, ensuring financial compliance with regulations and internal policies, conducting financial analysis for strategic decision-making, coordinating audits, and contributing to strategic planning and business growth initiatives. She is responsible for maintaining financial integrity, transparency, and strategic financial leadership to support Medtronic’s global operations and long-term success.

During her over 20 years at Occidental Petroleum, Ms. Kirk held various positions, including Senior Vice President of Integration and Value Capture, where she led initiatives focused on technological innovation and cybersecurity.

Ms. Kirk has experience leading companies’ financial departments, particularly their financial support and financial business processes, providing useful perspectives on financial positioning and capital allocation.

Through Ms. Kirk’s role at Medtronic and her time at Occidental Petroleum, she has extensive experience in overseeing compliance for organizations that operate in highly regulated industries.

CAREER HIGHLIGHTS

Medtronic plc, 2021 – Present

Senior Vice President, Global Controller and Chief Accounting Officer

Occidental Petroleum Corporation, 1999 – 2020

Senior Vice President, Integration and Value Capture

Vice President, Controller and Chief Accounting Officer Various operational and HQ positions with increasing responsibility

Arthur Andersen LLP, 1996 – 1999

Responsibilities encompassed all areas of financial statement audits including planning, supervision and financial statement reporting at both a staff and senior level

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Western Midstream Partners, LP, 2019 – 2020

ADDITIONAL EXPERIENCE & SERVICE

Member, Chief Accounting Officer Network and the American Institute of Certified Public Accountants

Member, Healing with Horseplay

Republic Services, Inc. 2024 Proxy Statement	|	25

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Michael Larson DIRECTOR SINCE OCT. 2009 AGE: 64	Committees Nominating & Corporate Governance (Chair), Finance, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Larson is the Chief Investment Officer of both Cascade Asset Management Company, the investment office for William H. Gates III, and the Bill & Melinda Gates Foundation Trust.

Over the course of his successful 40-year career as an investor, Mr. Larson has developed a deep understanding of global capital markets, business cycles and capital allocation. These experiences prove invaluable as the Board and management seek to drive growth and build scale.

Mr. Larson’s commitment to sound corporate governance enhances the Board’s ability to align the interests of Republic’s management, investors, shareholders and stakeholders.

Mr. Larson’s insight into sustainability issues also offers the Board unique perspective concerning matters vital to Republic’s business model including talent management, employee safety and climate leadership.

Mr. Larson brings to the Board a special appreciation of the interests of long-term shareholders, including the perspective of Republic’s largest shareholder, Cascade Investment, L.L.C.

CAREER HIGHLIGHTS

William H. Gates III, 1994 – present

Chief Investment Officer for William H. Gates III and the Bill & Melinda Gates Foundation Trust

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Ecolab Inc., 2012 – Present

(Chair of the Finance Committee and Member of the Safety, Health and Environment Committee)

Fomento Económico Mexicano, S.A.B.de C.V., 2011 – Present

ADDITIONAL EXPERIENCE & SERVICE

Member of the Western Asset Funds Board of Directors, Member of the Audit, Governance and Nominating, Executive and Contracts, and Investment and Performance Committees. Formerly served on the Board of Directors of Grupo Televisa, S.A.B., Hamilton Lane and Pan American Silver Corp.

Additional Experience, Prior to 1994

Harris Investment Management

Putnam Management Company

ARCO

N. Thomas Linebarger DIRECTOR SINCE FEB. 2024 AGE: 61	Committees Audit, Sustainability & Corporate Responsibility

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Linebarger most recently served as Chairman and Chief Executive Officer of Cummins Inc., a publicly traded manufacturer of engines, generators, and electrified power solutions.

Mr. Linebarger’s tenure and senior leadership roles at Cummins have afforded him extensive leadership and management experience, enabling him to offer the Board valuable insight into Republic’s strategic direction and growth.

With 30 years of experience at a leading manufacturing company, Mr. Linebarger has developed indispensable logistics, manufacturing and operations expertise, allowing him to drive continued innovation and efficiency.

While overseeing Cummins’ evolution into a global leader with strong environmental stewardship and customer-focused solutions, Mr. Linebarger developed a deep understanding of sustainable technologies in highly regulated industries, which is critical to the Board as Republic strives to be a leader in environmental services.

As the former Vice President of Supply Chain Management at Cummins, Mr. Linebarger is adept at managing complex supply chains, which is beneficial as the Board oversees Republic’s national, vertically integrated operations.

CAREER HIGHLIGHTS

Cummins Inc., 1993 – 2023

Chairman and Chief Executive Officer

President and Chief Operating Officer

Executive Vice President and President, Power Generation Business

Vice President and Chief Financial Officer

Vice President, Supply Chain Management

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Harley Davidson Inc., 2008 – Present

(Presiding Director, Member of the Human Resources Committee, Nominating and Corporate Governance Committee, and Sustainability and Safety Committee)

ADDITIONAL EXPERIENCE & SERVICE

Senior Advisor, McKinsey & Company

Former Member, Business Roundtable (BRT)

Former Member and Chair, Central Indiana Corporate Partnership (CICP)

Former Member and Co-Chair, Global Hydrogen Council

Former Member and Chair, U.S.-China Business Council

26	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Meg Reynolds DIRECTOR SINCE JULY 2023 AGE: 59	Committees Audit, Sustainability & Corporate Responsibility

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Ms. Reynolds is Co-Founder, Principal and Portfolio Manager at Westwood Global Investments, an international and emerging markets investment management firm with $13 billion in assets under management.

Ms. Reynolds’ extensive investment background from her experience at Westwood Global Investors, Fidelity Investments and Putnam Investor Services gives her valuable insights into capital markets and the global macroeconomic environment. As a portfolio manager for over 30 years, Ms. Reynolds has both depth and breadth of experience that enables her to provide valuable oversight with respect to risk management, financial reporting, and internal controls.

Her investment background brings a wealth of experience examining and assessing companies’ capital allocation strategies, which is important as Republic generates consistent earnings and free cash flow growth.

With nearly 35 years of broad investment experience, Ms. Reynolds brings to the Board a strong understanding of sustainability topics, which is critical as Republic focuses on sustainability as a platform for growth.

Ms. Reynolds’ robust not-for-profit board experience and passion for both her clients and communities gives her strong experience engaging with multiple stakeholders and understanding competing stakeholder priorities. This is important as community engagement and relations is central to Republic’s daily operations and success.

CAREER HIGHLIGHTS

Westwood Global Investors, 2003 – Present

Co-Founder, Principal and Portfolio Manager

Fidelity Investments, 1995 – 2003

Portfolio Manager, Latin America

Various Analyst & Associate Portfolio Manager Roles

Putnam Investor Services, 1986 – 1995

Various Analyst & Associate Roles

ADDITIONAL EXPERIENCE & SERVICE

Board Member, Member of Investment Committee, Catholic Schools Foundation

Board Member, Chair of Finance Committee, Member of Grant Committee, Kelly Brush Foundation

Board Member and Member of Finance Committee, Dana Farber Cancer Institute

Board Member, Member of Investment Committee, Member of Allocations Committee, Women’s Foundation of Boston

James P. Snee DIRECTOR SINCE JULY 2018 AGE: 57	Committees Finance (Chair), Nominating & Corporate Governance, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Snee is the Chairman, President and Chief Executive Officer of Hormel Foods Corp, a global manufacturer and marketer of consumer-branded food.

Mr. Snee has extensive executive experience through his multiple leadership roles at Hormel Foods Corp, a publicly traded Fortune 500 company.

While overseeing the expanding global portfolio for Hormel Foods, Mr. Snee gained a depth of marketing experience helping customer-facing brands develop customer loyalty and brand awareness.

Mr. Snee has held multiple senior operational roles at Hormel Foods, a company that derives revenue from over 80 countries. In these roles, he has gained experience with logistics and operating large-scale organizations efficiently.

While leading Hormel Foods, Mr. Snee has developed a keen awareness of numerous sustainability factors, especially talent attraction and retention.

At Hormel Foods, Mr. Snee led the modernization of its technology and e-commerce capabilities.

CAREER HIGHLIGHTS

Hormel Foods Corporation, 1989 – Present

Chairman, President and Chief Executive Officer

President and Chief Operating Officer

Group Vice President and President, Hormel Foods International Corporation

Vice President and Senior Vice President, Hormel Foods International Corporation

Vice President, Affiliated Business Units

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Hormel Foods Corporation, 2015 – Present

(Chairman of the Board)

ADDITIONAL EXPERIENCE & SERVICE

Board and Executive Committee Member, Consumer Brands Association

Executive Board Member, North American Meat Institute

Board Member, The Hormel Foundation

Republic Services, Inc. 2024 Proxy Statement	|	27

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Brian S. Tyler DIRECTOR SINCE APR. 2021 AGE: 57	Committees Finance, Sustainability & Corporate Responsibility, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Tyler is the Chief Executive Officer of McKesson Corporation, a publicly traded $230 billion healthcare distribution and services firm.

Through his experiences at McKesson, Mr. Tyler has gained leadership experience, helping design, analyze, and execute on the company’s strategy.

With more than twenty-five years at McKesson, Mr. Tyler has developed valuable operations and logistics experience. This helps him oversee Republic’s ability to provide integrated environmental services to customers in an efficient and safe manner.

At McKesson, Mr. Tyler has assessed numerous potential transactions, including financing and funding options, and led the integration of acquired assets.

As the Chief Executive Officer of the leading healthcare distribution and services firm, Mr. Tyler understands the importance of making sustainability a core aspect of a company’s strategy.

In Mr. Tyler’s roles at McKesson, he has been focused on improving patient care and customer value. These efforts have provided him with experience in enhancing customer relationships, brand awareness, and customer loyalty.

CAREER HIGHLIGHTS

McKesson Corporation, 1997 – Present

Chief Executive Officer and President, McKesson Corporation

Chairman, McKesson Europe AG

President and Chief Operating Officer, McKesson Europe AG

President, North America Pharmaceutical Distribution & Services

Various executive positions with increasing responsibility

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

McKesson Corporation, 2019 – Present

ADDITIONAL EXPERIENCE & SERVICE

Board member, International Federation of Pharmaceutical Wholesalers (IFPW)

28	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Jon Vander Ark DIRECTOR SINCE JULY 2021 AGE: 48	Committees None

RELEVANT EXPERIENCE:

Mr. Vander Ark is President and Chief Executive Officer of Republic Services, Inc. He is responsible for driving its values-based culture and leading the Company’s strategy. He was instrumental in developing Republic’s strategy to partner with customers to create a more sustainable world. By executing this strategy, Republic now has the most comprehensive environmental services offering in North America.

Mr. Vander Ark has extensive knowledge of the Company’s customer base and growth opportunities that he first developed as the Company’s Chief Marketing Officer. He played a critical role in building the Company’s capabilities in customer zeal, digital, and sustainability.

Mr. Vander Ark also gained extensive knowledge of the Company’s operating assets through a series of operating roles, culminating in his time as the Company’s Chief Operating Officer. He has spent extensive time visiting the Company’s 198 business units. This provides an unrivaled perspective on the Company’s talent, local competitive dynamics and the regulatory environment.

More recently, in Mr. Vander Ark’s time as President and CEO, he has helped develop a strategy to compete more broadly in environmental services while building world-class capabilities in customer zeal, digital, and sustainability.

Prior to joining Republic, Mr. Vander Ark’s role in consulting exposed him to a wide range of industries including automotive, logistics, and consumer durables. He developed deep expertise in marketing and sales serving leading global companies.

CAREER HIGHLIGHTS

Republic Services, Inc., 2013 – Present

President and Chief Executive Officer

Executive Vice President, Chief Operating Officer

Executive Vice President, Operations

Executive Vice President, Chief Marketing Officer

McKinsey & Company, 2000 – 2012

Partner

Associate Principal

Manager

ADDITIONAL EXPERIENCE & SERVICE

Board member, Chances for Children

Republic Services, Inc. 2024 Proxy Statement	|	29

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Sandra M. Volpe DIRECTOR SINCE DEC. 2016 AGE: 56	Committees Finance, Nominating & Corporate Governance, Sustainability & Corporate Responsibility

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Ms. Volpe is the former Senior Vice President of Strategic Planning, Communications and Business Development Solutions at FedEx Ground.

Ms. Volpe led FedEx Ground in strategic planning, communications, and business development for over two decades. This gives her a unique point of view on operations and logistics, including planning vehicle routes and operating and maintaining facilities.

In her roles at FedEx and Lender’s Service, Ms. Volpe developed an understanding of attracting and retaining talent, training and developing employees, and maintaining an engaged workforce.

Ms. Volpe has more than thirty years in financial and strategic planning roles at large global companies. Her knowledge of financial accounting allows her to support Republic with oversight on risk management, financial reporting, and internal control items.

Ms. Volpe’s career in financial and strategic planning brings important perspective to discussions regarding capital allocation and the strategic direction of Republic.

CAREER HIGHLIGHTS

FedEx Ground, 2000 – 2022

Senior Vice President, Strategic Planning, Communications and Business Development Solutions

Senior Vice President, Strategic Planning, Communications and Contractor Relations

Vice President, Strategic Planning

Vice President, Finance

Lender’s Service, Inc., 1993 – 2000

Director of Financial Planning and Analysis

Associate Vice President

ADDITIONAL EXPERIENCE & SERVICE

Board Member (former Executive Leadership Chair), Go Red for Women

Board Chair, American Heart Association, Eastern States

Board Chair, National Advisory Board for the Ambassador Crawford College of Business and Entrepreneurship at Kent State University

National Trustee, Kent State University Board of Trustees

FedEx 5 Star Award, FedEx Leadership Award, FedEx Corporation Bravo Zulu Award for Service, and Prudential Principle Player Award

2018 Spirit of Women in Business Award, Kent State University

30	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Katharine B. Weymouth DIRECTOR SINCE OCT. 2018 AGE: 57	Committees Audit, Finance, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Ms. Weymouth is currently the Chief Operating Officer at FamilyCare, a start-up in the mental health space.

Ms. Weymouth has executive leadership and strategy experience through numerous leadership positions at The Washington Post, including Publisher and Chief Executive Officer.

Ms. Weymouth has held roles at two start-ups, including her current work of building a digital community platform. These roles have given her unique insight into building businesses, developing talent, and managing sustainability issues.

In her roles at the Washington Post, Ms. Weymouth led initiatives to modernize the newspaper’s digital platform to improve customer experience. She brings valuable points of view on how Republic can use technology to differentiate its service offering.

Ms. Weymouth’s legal experience from her time as the Assistant General Counsel at The Washington Post gives her a strong understanding of legal and regulatory considerations for high-profile industries.

CAREER HIGHLIGHTS

FamilyCare, 2021 – Present

Chief Operating Officer

The Chef Market (formerly dineXpert), 2017 – 2022

Senior Advisor

Chief Operating Officer

Chief Executive Officer

The Washington Post, 1996 – 2014

Chief Executive Officer and Publisher

Director of Advertising Sales

Vice President of Advertising

Assistant General Counsel

Various other legal and advertising positions with increasing responsibility

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Xometry, Inc., 2020 – Present

(Chair of the Nominating and Corporate Governance Committee and Member of the Audit Committee)

Sequoia Fund, Inc., 2020 – Present

(Member of the Audit Committee and the Nominating Committee)

Cable One, Inc., 2015 – Present

(Member of the Compensation and Talent Management Committee)

Graham Holdings Company, 2010 – Present

(Member of the Finance Committee and the Compensation Committee)

ADDITIONAL EXPERIENCE & SERVICE

Trustee, Philip L. Graham Fund

Trustee, Greater Washington Community Foundation

Republic Services, Inc. 2024 Proxy Statement	|	31

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board of Directors and Corporate Governance Matters

We operate within a comprehensive corporate governance framework that defines responsibilities, sets high ethical standards of professional and personal conduct, and helps ensure compliance with these responsibilities and standards. The Board’s Corporate Governance Guidelines provide the framework for effective governance and are amended by the Board from time to time in response to changing laws, evolving best practices, and shareholder input.

BOARD LEADERSHIP STRUCTURE

We have a non-executive Chairman of the Board. The Board believes that having a non-executive, independent director serving as the Chairman of the Board is in the best interests of Republic and our shareholders because it strengthens the Board’s independence and allows the CEO to focus his talents and attention on managing our business. The Chairman of the Board is also a valuable bridge between the Board and management and provides independent leadership to the Board. Responsibilities of the Chairman role include:

•	setting the agenda and procedures for Board meetings in collaboration with the CEO;
•	presiding over all Board meetings;
•	supervising the circulation of information to the directors;
•

after consulting with the CEO and other directors, providing input to the Governance Committee regarding revisions to our Corporate Governance Guidelines and the appointment of chairs and members of the Board’s committees;

•	coordinating periodic reviews of senior management’s strategic plan;
•	shareholder engagement;
•	consulting with committee chairs about the retention of advisors and experts; and
•	performing such other duties and services as the Board may require.

The Chairman of the Board also has the authority to request access to any of our employees at any time.

Our Board has five standing committees — the Audit Committee, the Talent & Compensation Committee, the Finance Committee, the Governance Committee and the Sustainability & Corporate Responsibility Committee. Each committee consists solely of independent directors and has its own chair who is responsible for directing the committee’s work in fulfilling its responsibilities.

32	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board Meetings and Committees

NEW FOR 2023
NEWLY INSTATED ‘SERVICE ON OTHER PUBLIC COMPANY BOARDS’ POLICY	The Board implemented a new policy that limits the number of other public company boards on which our directors may serve. Our independent directors may not serve on the boards of more than four public companies (including the Company) and if the independent director is an active public company executive, then he or she may serve on no more than two public company boards (including the Company). The Board may approve exceptions to this policy upon the determination that such other board service does not impair the ability of the director to effectively serve on the Company’s Board.

MEETING PARTICIPATION

The Board held five meetings during 2023. Each director attended at least 75% of the total number of Board meetings during the time he or she served and the total number of meetings of all Board committees on which he or she served. The non-employee directors met regularly in executive sessions during 2023.

COMMITTEE COMPOSITION

Each of the five standing committees operates under a written charter adopted by the Board and reviews its charter at least annually. Messrs. Kadre and Vander Ark are not members of any of our standing committees, but attend all committee meetings. Information regarding each of the current standing committees as of the mailing date of this Proxy Statement appears in the chart on the following page.

BOARD REFRESHMENT

We are committed to maintaining a Board that has a balanced mix of relevant skills and attributes, and we accomplish this through our active refreshment and director succession planning process. We evaluate our evolving operating environment and feedback received during our Board and committee evaluation process to ensure that the skills and attributes we seek in our Board members reflect the needs of our Company. Ten of our current Board members have joined our Board since January 2016, which highlights our commitment to seek highly qualified candidates who will bring additional skills and perspectives to the Board.

DIRECTOR ONBOARDING PROCESS

Upon joining our Board, new directors participate in a comprehensive formal onboarding process to facilitate their transition onto our Board. Our onboarding process familiarizes new directors with the Company’s business, strategic plans, governance program, Board policies, fiduciary responsibilities and the director’s responsibilities on assigned committees. New directors hold meetings with Republic’s senior leadership and key management representatives to learn about the Company. They also participate in site visits. Directors joining our Talent & Compensation Committee also participate in onboarding meetings with the committee chair, the Company’s outside compensation consultant and members of management to receive information on the Company’s compensation philosophy, compensation and benefit plans and additional information in advance of service on the committee. Based on feedback received, we believe our onboarding programs, coupled with participation in regular Board and committee meetings, provides new directors with a strong foundation in our Company’s business, and accelerates their ability to fully engage in Board discussions and decision-making. Additional training is also encouraged when a director assumes a leadership role as either our Chairman or as a committee chair.

CONTINUING EDUCATION

Our directors attend seminars and continuing education programs relating to corporate governance, audit, compensation and other matters. In addition, site visits and external and in-house presentations are scheduled as part of the directors’ continuing education. Examples of continuing education programs attended by some of our directors in 2023 include G100 Network’s Board Excellence program, Harvard Business School executive education programs focused on governance, Spencer Stuart governance sessions, Corporate Board Member conferences, and EY webinars, among others.

THOUGHTFUL BOARD EVALUATION PROCESS

We recognize that Board and committee evaluations play an important role in ensuring the effective functioning of our Board. Therefore, the Board and each of its committees conduct annual self-assessments, which are overseen by the Governance Committee and include written evaluation forms to assess their effectiveness. Periodically, we will employ the services of an external advisor to assist with the evaluation process. Regardless of whether an external advisor is involved in the evaluation process, the results of these assessments are compiled without attribution and sent to the directors for a full Board assessment and to each committee member, for those committees on which they serve, to identify areas for future improvement. This feedback is also considered by the Governance Committee when searching for and evaluating potential future Board nominees to help ensure we are adding new directors with the proper mix of subject matter expertise and perspective consistent with the needs of our growing Company.

Republic Services, Inc. 2024 Proxy Statement	|	33

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit Committee

Key Responsibilities

•  Assists the Board in monitoring the integrity of financial statements, our compliance with legal and regulatory requirements, political contributions, our ethics and compliance program and the independence and performance of our internal and external auditors on an annual basis

•  Meets with management and the independent auditor to review the Company’s major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures including a review of information and security policies, data protection strategies and internal controls

•  Reviews issues regarding accounting principles, financial statement presentations, internal controls and the effect of regulatory and accounting initiatives on Company financial statements

•  Has the ultimate authority and responsibility to select, evaluate, terminate and replace our independent registered public accounting firm

•  Approves the Audit Committee Report in this Proxy Statement

* Our Board has determined that each of Mses. Kirk and Reynolds and Mr. Linebarger qualify as an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K.

The committee held FOUR meetings and met regularly in executive sessions during 2023
Jennifer M. Kirk*, Chair Tomago Collins Michael A. Duffy N. Thomas Linebarger* Meg Reynolds* Katharine B. Weymouth
Talent & Compensation Committee

Key Responsibilities

•  Establishes and regularly reviews our compensation and benefits philosophy and program consistent with corporate financial goals and objectives, including sustainability metrics

•  Determines the salaries and incentive compensation payable to executive officers, including annual and long-term incentive compensation under our shareholder-approved pay-for performance program

•  Administers our benefits plans and our stock incentive plan and oversees our Clawback Policy

•  Evaluates our CEO’s performance, sets his compensation and reviews the executive succession plan overseen by the Governance Committee

•  Reviews and oversees our talent strategy and execution including talent acquisition and retention, training and development, inclusion and diversity, employee engagement and employee wellbeing

•  Engages with management each quarter on critical elements of our talent program

•  Oversees the annual risk assessment of our compensation policies and practices

•  Oversees the scope and engagement of the external compensation consultant’s services

The Committee retained Pearl Meyer & Partners (“Pearl Meyer”) as its compensation consultant, as further discussed on page 74.

The committee held FIVE meetings and met regularly in executive sessions during 2023
Thomas W. Handley, Chair Michael Larson James P. Snee Brian S. Tyler Katharine B. Weymouth
Nominating & Corporate Governance Committee

Key Responsibilities

•  Identifies director candidates that it recommends to our Board for selection as the director nominees for the next annual meeting or to fill vacancies and candidates that it recommends to our Board for selection as the Chairman of the Board

•  Develops and recommends our corporate governance principles and reviews and provides oversight of the effectiveness of our governance practices

•  Oversees the annual evaluation of the Board and its committees

•  Makes recommendations to the Board related to the compensation of nonemployee directors, and monitors the talent management and succession planning program for executive management to ensure appropriate focus on maintaining a diverse team of current and future executives

•  Considers nominations for the Board from shareholders that are entitled to vote for the election of directors, as described under “Shareholder Director Recommendation Policy”

The committee held FOUR meetings and met regularly in executive sessions during 2023
Michael Larson, Chair Thomas W. Handley, Jennifer M. Kirk James P. Snee Sandra M. Volpe
Sustainability & Corporate Responsibility Committee

Key Responsibilities

•  Reviews the Company’s sustainability performance and progress toward sustainability goals and objectives, including appropriate sustainability scorecards and rankings and the Company’s climate change initiatives

•  Reviews and provides oversight on sustainability and corporate responsibility topics including safety, community engagement, charitable giving, sustainability performance and innovation, climate change, environmental management and security for the Company’s people and assets

•  Reviews the annual sustainability report and charitable giving policies

•  Engages with shareholders and proxy advisor firms on sustainability, business conduct, environmental, safety and other matters relating to social, political and public policy issues, including the review and evaluation of shareholder proposals on these topics

The committee held FOUR meetings and met regularly in executive sessions during 2022
Tomago Collins, Chair Michael A. Duffy N. Thomas Linebarger Meg Reynolds Brian S. Tyler Sandra M. Volpe
Finance Committee

Key Responsibilities

•  Reviews the financial condition of the Company including the annual finance plan, long-term financial objectives, capital allocation and financial management principles

•  Reviews and makes recommendations on management proposals for financing requirements, dividends, proposed capital budget, certain capital expenditures and the repurchase of Company stock

•  Evaluates the financial impact of certain acquisitions and divestitures and conducts post-acquisition reviews

•  Annually reviews the Company’s insurable risk management strategy

•  Reviews and reports to the Board on the significant financial impact of benefit plans, including retirement plans

The committee held FIVE meetings and met regularly in executive sessions during 2023
James P. Snee, Chair Michael Larson Brian S. Tyler Sandra M. Volpe Katharine B. Weymouth

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DIRECTOR SUCCESSION PLANNING

The Board, through the Governance Committee, engages in formal Board succession planning/forward planning discussions at regular intervals throughout the year, in which it considers and evaluates director tenure and the skill sets of current directors. These discussions are supported by the formal evaluation process that identifies areas for improvement, including the need to add new members with unique expertise and experience that it believes will benefit our Company. These discussion topics are included as quarterly agenda items for the Governance Committee. The Governance Committee utilizes an executive search firm to identify potential director candidates and conducts interviews on an ongoing basis. The Board recently increased the mandatory director retirement age from 72 to 75 to ensure we maintain the right mix of tenure and new perspectives, while promoting continual refreshment and the addition of diverse skill sets and backgrounds. Our Board is currently 15% diverse with respect to racial or ethnic diversity and 31% diverse with respect to gender diversity.

Our Board evaluation and succession planning processes are critical components of the Board’s commitment to and execution of its Board refreshment policy. The following graphic illustrates how these processes support our commitment to help ensure we have the right members on our Board:

ANNUAL BOARD EVALUATION	SUCCESSION PLANNING	BOARD REFRESHMENT
• Results shared with full Board • Identifies skills and experiences that could be additive to Board composition • Identifies Board governance efficiencies	• Quarterly Governance Committee agenda item • Committee discusses results of Board evaluation annually • Informs new director candidate skill sets	• Evaluation and succession planning process support refreshment planning • Board emphasizes key criteria, diversity

Interconnected evaluation and succession planning practices ensure that our Board composition reflects the skills and experiences that best meet both the current and future needs of our business.

EXECUTIVE SUCCESSION PLANNING AND LEADERSHIP DEVELOPMENT

The Board believes that planning for CEO succession is one of its most important responsibilities. The Governance Committee discusses potential successor candidates and their qualifications, experience and preparedness. The Governance Committee also maintains and reviews annually an emergency CEO succession plan for the timely and efficient transfer of the CEO’s responsibilities in the event of an emergency or his sudden incapacitation or departure, which includes a periodic external market scan of potential candidates to replace the CEO.

The Board, through the Governance Committee, also regularly reviews the Company’s executive management succession plan to help ensure business continuity in the event a key executive departs from the Company. This evaluation includes a thorough discussion on the Company’s senior leadership structure with a focus on key executive positions and maintaining a diverse team of current and future executives. Every year, our CEO and Chief Human Resources Officer review with the Governance Committee succession plans for executive officers and other key positions in the organization. The review includes a discussion of potential successors, an evaluation of their readiness for the role and a discussion of development or other opportunities to prepare them for the role. The Company maintains development plans for potential successors identifying specific skills, training, or other development opportunities to help them prepare for the role. The Board’s committees also frequently discuss the talent pipeline, and individuals identified as potential future leaders are given exposure to Board members through formal presentations and informal meetings or events. More broadly, the Board, through the Talent & Compensation Committee, is regularly updated on key talent indicators for the overall workforce and recruiting and development programs. Republic is also cognizant of the impact our overall compensation program has on our succession planning process and has designed our program accordingly.

STOCK OWNERSHIP GUIDELINES AND ANTI-HEDGING AND ANTI-PLEDGING POLICIES

Our Board believes that ownership of our stock by directors, executive officers, and certain other members of management is important to align their interests with our shareholders’ interests and to demonstrate their commitment to the investing public and our employees.

Our Corporate Governance Guidelines reflect the Board’s belief that directors should be shareholders and have a financial stake in Republic. To support that philosophy, we pay our non-employee directors a significant portion of their compensation in the form of RSUs. Our non-employee directors receive RSUs that either (1) do not distribute until the director’s termination of service on the Board or (2) distribute three years after their grant date, unless deferred by the director into the Deferred Compensation Plan (“DCP”). To further demonstrate the Board’s commitment to align itself with our shareholders, our Board’s equity ownership guideline requires each independent director to hold Republic stock or vested RSUs, or both, having a total value of $750,000 within five years from the date of the director’s first full annual grant. All of our independent directors who have been on the Board for at least five years meet this guideline.

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We also maintain stock ownership guidelines for our executive officers and other members of management. The stock ownership guidelines for executive officers are: (1) CEO — five times salary; (2) Executive Vice President — three times salary; (3) Senior Vice President — two times salary; and (4) Vice President, Area President and Market Vice President – one times salary. Each member of management has a five-year period from the time of promotion or hire into a covered position to meet the applicable guideline, and interim progress is expected. Members of management may meet their requirement by holding Republic stock or vested Republic stock equivalents in the DCP, or both, having the requisite value, and by holding shares in the 401(k) plan. As discussed further in the CD&A on page 73, all of our executive officers either meet or are on track to meet their stock ownership guidelines.

Our insider trading policy prohibits all directors, officers and employees, and their immediate family members, from engaging in the following transactions relating to Republic securities or derivatives thereof: purchasing or selling puts or calls, short sales, placing standing orders (other than under approved 10b5-1 plans), engaging in short-term or “in-and-out” trading, and holding Republic securities or derivatives thereof in a margin account or pledging them.

DIRECTOR NOMINATION PROCEDURES AND DIVERSITY RELATING TO BOARD CANDIDACY

The Governance Committee is responsible for soliciting recommendations for candidates for the Board, reviewing background information for such candidates, and making recommendations to the Board with respect to such candidates. In evaluating candidates, the Governance Committee considers, among other things, the following attributes:

•	independence (if required);

•	personal and professional integrity;

•	sound business judgment;

•	relevant business and industry experience;

•	proper mix of education and skills; and

•	potential effectiveness as a director in serving the long-term interests of our shareholders.

With respect to diversity relating to Board candidacy, our Corporate Governance Guidelines state that directors will be selected in the context of assessing the Board’s needs at the time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board members. To assist in promoting such diversity, the Governance Committee shall take reasonable steps to ensure that new Board nominees are properly drawn from a pool that includes diverse candidates. The Board and the Governance Committee will continue to assess the need to expand the breadth of experience, expertise, and viewpoints represented collectively by our directors and continue to seek top-quality candidates to fill any identified gaps.

Please also see “Shareholder Director Recommendation Policy” on page 38 for information regarding our policies for director candidates identified by shareholders.

DIRECTOR INDEPENDENCE

Our common stock is listed on the New York Stock Exchange (“NYSE”), which requires that a majority of our Board be comprised of “independent directors” according to the NYSE’s independence standards. The Governance Committee considers the “per se” disqualifications from director independence under NYSE rules when assessing the independence of a current director or a nominee for director. In addition, our Board has adopted categorical standards that provide that certain relationships are not material relationships that would prevent a director’s independence. The Board reviews director independence and considers relationships between each of the directors and their immediate family members and Republic and its subsidiaries, both in the aggregate and individually. Mr. Vander Ark is not an “independent director” under the NYSE listing standards because he is an employee of Republic. The Board determined that the other 12 director nominees meet the NYSE standards for independence and the categorical standards adopted by our Board, and have no material relationships with us that impair their independence. In making its determination, the Board considered, in the case of Messrs. Larson and Handley, their status as chief investment officer and special advisor, respectively, to William H. Gates III, who is the beneficial owner of Cascade Investment, L.L.C., our largest shareholder. The Board also considered Mr. Collins’ membership on the board of directors of Four Seasons Hotels and Resorts as a representative of Cascade Investment, L.L.C., and that the Bill and Melinda Gates Foundation Trust is a current client of Westwood Global Investments, LLC, the investment management firm at which Ms. Reynolds is a co-founder and principal.

SERVICE ON OTHER PUBLIC COMPANY BOARDS

In 2023, the Board adopted a policy limiting the number of other public company boards on which our directors may serve. Under this new policy, which can be found in the Company’s Corporate Governance Guidelines:

•	Our independent directors may not serve on the boards of directors of more than four public companies (including the Company);

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•	If the independent director is an active public company executive, then he or she may serve on no more than two public company boards (including the Company); and

•	Any exception requires a determination by the Board that such service does not impair the ability of the director to effectively serve on the Company’s Board.

Additionally, the simultaneous service on the audit committees of more than three other public companies requires a determination by the Board that such simultaneous service does not impair the ability of the director to effectively serve on the Company’s Audit Committee.

In the case of Ms. Weymouth, the Board determined that her other public company directorships do not impair her ability to effectively serve on the Company’s Board. Ms. Weymouth is an active and engaged member of the Board and the committees on which she serves, and her other directorships have had no impact on her meeting attendance or participation.

SHAREHOLDER ENGAGEMENT

We have a well-developed shareholder engagement program that emphasizes year-round shareholder engagement and direct communication with our Board.

The ways in which we communicate with our investors throughout the year include quarterly earnings releases and earnings conference calls, SEC filings, sustainability reports, investor conferences, press releases, bi-annual or annual investor meetings, and our website.

HIGHLIGHTS OF 2023 SHAREHOLDER ENGAGEMENT

During 2023, we reached out to shareholders representing approximately 60% of shares outstanding, and engaged directly with shareholders representing approximately 56% of shares outstanding as well as one proxy advisor.

In the fall of 2023, we conducted extensive shareholder outreach to discuss corporate governance, sustainability, our human-centered talent program, and executive compensation, among other topics. We also reached out to proxy advisors and engaged with one proxy advisor.

INVITED 12 shareholders representing approximately 60% of our outstanding stock	MET 10 shareholders representing approximately 56% of our outstanding stock

Our individual engagements with our shareholders allow us insight into their views on our corporate governance practices, our sustainability journey, our differentiated operating model, and our compensation program, among other topics. Overall, shareholders were positive in their feedback, specifically regarding:

•

Sustainability – Shareholders are encouraged by the progress we have made in our sustainability strategy, including our joint venture with Archaea Energy, a bp company, to develop more than 40 landfill RNG projects and the opening of Republic’s Las Vegas Polymer Center, the nation’s first integrated plastics recycling facility. Shareholders also continue to recognize our commitment to greenhouse gas reductions as the first U.S. environmental services provider with a goal approved by the Science Based Targets initiative (SBTi). Please see our most recent Sustainability Report for more information.

•

Inclusion and Diversity – Shareholders appreciated that we voluntarily committed to undertake a civil rights assessment, which is currently in progress. Shareholders also expressed appreciation of our programs and publicly disclosed EEO-1 report. Please see our most recent EEO-1 and Sustainability Report found under the Reporting section of Sustainability within our Investor section of our website.

•

Executive Compensation – Shareholders appreciated that Republic incorporated a sustainability modifier into executive compensation last year. Shareholders expressed interest in understanding how we assess sustainability performance in terms of executive compensation. Please see the Compensation Discussion & Analysis section for more information on this topic.

•

Environmental Justice – Many shareholders expressed an appreciation of our environmental justice disclosure, which includes an analysis of both a one-kilometer and five-kilometer radius around our facilities, including our Environmental Solutions facilities. To further enhance transparency, we also provide a map of individual facilities and their socioeconomic data using the EPA’s Environmental Justice Screening and Mapping Tool (EJScreen), which can be accessed through the Sustainability section of our website.

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Additional Board Policies

SHAREHOLDER DIRECTOR RECOMMENDATION POLICY

The Governance Committee will consider director candidates recommended by our shareholders unrelated to a recommendation under our proxy access bylaw provision, described below. A shareholder may propose a nominee to serve as a director before a meeting of shareholders by giving timely written notice and meeting the other requirements set forth in Section 2.12 of our Amended and Restated Bylaws (“Bylaws”) and complying with applicable SEC regulations.

The Governance Committee determines the eligibility of a proposed nominee to serve as a director, and may require additional information to determine such eligibility. Director candidates proposed by shareholders are evaluated on the same basis as all other director candidates. See “Director Nomination Procedures and Diversity Relating to Board Candidacy” on page 36. The Governance Committee may, in its discretion, interview any director candidate proposed by a shareholder.

Shareholders wishing to recommend director candidates for consideration by the Governance Committee may do so by sending the required information in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. To consider a candidate for nomination at the 2025 annual meeting of shareholders, we must receive the shareholder’s written notice no earlier than January 23, 2025 and no later than February 22, 2025. Refer to our Bylaws for additional information and notice requirements.

In addition to satisfying the requirements of our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), and comply with the additional requirements of Rule 14a-19 under the Exchange Act.

PROXY ACCESS DIRECTOR NOMINATIONS

In addition to the right to recommend directors to the Governance Committee, qualifying shareholders also have the right to nominate and include director candidates in our proxy materials by giving adequate and timely notice to the Corporate Secretary pursuant to the procedures and requirements contained in our proxy access bylaw. Any shareholder or group of up to 20 shareholders who have maintained continuous qualifying ownership of at least 3% of the shares of our outstanding common stock for at least the previous three years are permitted to include up to 25% of the number of director nominees in our proxy materials for our annual meeting of shareholders, provided that the shareholders and nominees satisfy the requirements specified in our Bylaws. In order for such nominees to be included in our proxy statement and form of proxy, shareholders and nominees must submit a notice of proxy access nomination together with certain related information required by our Bylaws.

Shareholders wishing to recommend director candidates using our proxy access bylaw may do so by sending the required information in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. To provide adequate time to assess shareholder-nominated candidates, requests to include these candidates in our proxy materials for our 2025 annual meeting of shareholders must be delivered or mailed and received at our principal executive offices no earlier than November 10, 2024 and no later than December 10, 2024.

DIRECTOR RESIGNATION POLICY

Republic is a Delaware corporation. The affirmative vote of the majority of votes cast with respect to that director’s election at a stockholder meeting is required for the election of each director. Under Delaware law, if an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s death,

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resignation or retirement. To address this potential outcome, we have a director resignation policy in our Bylaws. Under this policy, the Board will nominate for further service on the Board only those incumbent candidates who tender, in advance, irrevocable resignations. Each irrevocable resignation is contingent on the failure to receive the required vote at any annual meeting at which the nominee is nominated for re-election and on Board acceptance of the resignation. The Governance Committee will recommend to the Board whether to accept or reject the tendered resignation. The Board will publicly disclose its decision within 90 days after certification of the election results. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or reduce the size of the Board.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any shareholder or other interested party who wishes to communicate with the Board, a Board committee, the Chairman of the Board or the non-management directors (as a group or individually) may send correspondence to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. The Corporate Secretary will compile and submit such correspondence on a periodic basis to the entire Board or, if designated in the communication, to the appropriate Board committee, the Chairman of the Board or the non-management directors (as a group or the appropriate individual member(s)). The independent directors have approved this process.

ATTENDANCE AT ANNUAL MEETINGS POLICY

We do not have a formal policy requiring our directors to attend the Annual Meeting. Mr. Vander Ark attended and chaired our 2023 annual meeting of shareholders.

ADDITIONAL INFORMATION REGARDING CORPORATE GOVERNANCE

Shareholders may obtain, free of charge, the current charters for the Audit Committee, Finance Committee, Talent & Compensation Committee, Governance Committee, and Sustainability & Corporate Responsibility Committee, as well as our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Code of Ethics, Political Contributions Policy and Clawback Policy by written request to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. These documents also are available on the “Investors” section of our website at www.RepublicServices.com.

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Risk Oversight

NEW FOR 2023 EXPANDED DISCLOSURE ON CYBER OVERSIGHT

Republic included additional detail in the cybersecurity oversight section, noting that its cybersecurity program monitors control efficacy via key metrics in accordance with its cybersecurity policy, standards, risk tolerances, and enterprise risk management program. Republic also disclosed that in 2023 it conducted a cybersecurity tabletop exercise that involved the Audit Committee, senior management, and outside consultants.

We face a variety of risks, including credit and liquidity, operational, environmental, litigation, compliance, compensation and cyber security risks. Management, the Board and its committees, work together to manage these risks and the opportunities they create. Our management annually reports to the Board the results of its internal survey and analysis of enterprise risk management, and regularly discusses with the Board, and its committees, various operational and compliance risks, including pricing, recycled commodity prices, safety, talent, environmental, fleet and cyber risks.

While management is responsible for the day-to-day risk management processes, the role of the Board, either acting as the full Board or through its committees, is to ensure that:

FULL BOARD

•  The risk management processes designed and implemented by management are adapted to the overall corporate strategy;

•  Those processes are functioning effectively;

•  Management communicates material risks to the Board or the appropriate committee; and

•  Actions are being taken to continue to foster a strong culture of compliance and risk-adjusted decision-making throughout Republic.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE	AUDIT COMMITTEE	TALENT & COMPENSATION COMMITTEE	SUSTAINABILITY & CORPORATE RESPONSIBILITY COMMITTEE	FINANCE COMMITTEE

• Talent management and succession planning for executives • Effectiveness of governance practices • Evaluation of Board and its committees	• Accounting, controls, and financial disclosure • Cybersecurity • Internal audit matters • Field audits • Employee hotline, the AWARE line • Oversight of political contribution activity	• Annual risk assessment of compensation policies and practices • Sets performance criteria under compensation program • Recruitment and retention

•  Sustainability performance and progress toward sustainability goals

•  Sustainability risks and opportunities, including climate change, safety, environmental and reputational risks

•  Practices by which sustainability risks are managed and mitigated

• Financial, credit and liquidity risk, including hedging programs • Insurance coverage programs and related risks

FINANCIAL AND OPERATIONAL RISK OVERSIGHT

In accordance with NYSE requirements, our Audit Committee charter requires the Audit Committee to, among other things:

•	Meet periodically with management and our independent registered public accounting firm to review our major financial risk exposures and the steps management has taken to monitor and control them;

•	Discuss guidelines and policies with respect to financial risk assessment and financial risk management;

•	Advise the Board with respect to our policies and procedures regarding compliance with applicable laws and regulations and with our Code of Business Ethics and Conduct (“Code of Ethics”);

•

Review with our Chief Legal Officer legal matters that may have a material impact on our financial statements, our compliance policies, and any material reports or inquiries received from regulators or governmental agencies; and

•	At least annually, and otherwise as necessary, provide new and existing Audit Committee members an overview of our key financial risks and our legal and regulatory requirements.

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SPOTLIGHT ON CYBERSECURITY

Our Audit Committee also oversees the Company’s management of cybersecurity risk. The Company has taken a number of steps to manage and mitigate our cybersecurity risk, including establishing a formal enterprise-wide cybersecurity policy and related standards, providing cybersecurity training to employees, and entering into an information security risk insurance policy. Our cybersecurity program is designed based on the concepts of control maturity and control efficacy:

•

Control Maturity: Our cybersecurity program is aligned to the National Institute of Standards and Technology (NIST) Cybersecurity Framework (CSF) and is assessed annually by an independent third party against our yearly control maturity targets in the context of current cyber threat and industry trends. The NIST CSF assessment results are used to validate the progress made against the current year maturity targets, inform the program’s strategic priorities and establish maturity targets for the following year. These assessment results are provided to our Audit Committee and our Board of Directors on an annual basis.

•	Control Efficacy: Our cybersecurity program monitors control efficacy via key metrics in accordance with our cybersecurity policy, standards, risk tolerances, and enterprise risk management program.

At each quarterly meeting, the Audit Committee receives an update from our Chief Information Security Officer and other members of management on cybersecurity program maturity progress, new capabilities implemented, penetration testing results, key cyber metrics (e.g., simulated phishing testing and vulnerability management) and notable incidents or events should they occur. In 2023, we tested our incident response and escalation procedures through a cybersecurity tabletop exercise that involved our Audit Committee, senior management, and outside consultants.

Another dimension of cybersecurity risk includes the possibility of a data breach affecting employee and customer sensitive data during a cyber incident. Legal and Information Security functions partner to establish effective preventative, detective, and reactive data protection control capabilities in concert with our data minimization program to reduce redundant, obsolete, and trivial data. Additionally, Legal proactively monitors the evolving data privacy landscape and takes action to implement and execute standard processes in support of data privacy and deletion requests.

BOARD OVERSIGHT OF SUSTAINABILITY

Our Sustainability & Corporate Responsibility Committee meets at least quarterly and takes various steps to assist the Board in fulfilling its oversight responsibility with respect to risks and opportunities, including climate change, safety, environmental and reputational risks, and the practices by which these risks are managed and mitigated.

Our Board is directly involved in the oversight of Republic’s environmental and sustainability initiatives and conducts a comprehensive review of the Company’s sustainability performance on an annual basis. Republic’s commitment to corporate sustainability also led to the formation of a dedicated Sustainability & Corporate Responsibility Committee of the Board in 2015. Led by its Chair, this committee has oversight responsibility with respect to our sustainability performance, our corporate responsibilities, our role as a socially responsible organization, and risks and opportunities related to climate change, safety, community engagement, the environment, and our reputation. The Sustainability & Corporate Responsibility Committee is focused on reviewing the Company’s sustainability performance and progress toward sustainability strategic goals and objectives as well as providing guidance to management with respect to significant sustainability and corporate responsibility initiatives.

BOARD OVERSIGHT OF TALENT

We believe our comprehensive talent program adds long-term value to our business, differentiates us from our peers, and ensures an inclusive and diverse culture for our employees. Building an engaged workforce starts at the top, and we have demonstrated a commitment to diversity through the people who guide our Company – six of the thirteen director nominees are women or racially or ethnically diverse. Our Board, our Talent & Compensation Committee and our other committees play a role in the active oversight of the Company’s talent program.

This is accomplished by focusing on eight key areas: safety, talent development, inclusion and diversity, employee engagement, ethics and compliance, talent acquisition and onboarding, employee wellness and compensation and benefits.

•	Our Board receives annual updates and provides guidance on the Company’s talent development programs.
•

Our Talent & Compensation Committee engages with management each quarter on critical elements of our talent program, including talent acquisition, onboarding and retention, inclusion and diversity, employee engagement, employee compensation and benefits, employee wellness, talent development and assessment and diverse pipelines for management.

•	Our Sustainability & Corporate Responsibility Committee engages in quarterly deep dives related to safety and security, and community engagement.
•	Our Audit Committee receives quarterly updates on our ethics and compliance programs.

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•

Our Nominating & Corporate Governance Committee ensures that we are seeking director candidates who will bring a diversity of background, experience and viewpoints to our Board and reviews the composition of the current executive officers and potential successors to ensure that there is appropriate focus on maintaining a diverse team.

•	Our Finance Committee receives an annual update on the financial condition of the Company’s retirement benefit programs.

We believe that the Board and committee leadership structure we have implemented and the division of responsibilities between the Board, committees and management described in this Proxy Statement constitute the most effective approach to address the risks we face.

Ethics and Compliance

At Republic, it is our responsibility to deliver results in the right way. This means every employee is expected to act with integrity and make the right choice in every situation. We lead by example and hold ourselves to the highest ethical standards and practices in all that we do. Our Code of Ethics applies to all of our directors, officers and employees and is an integral part of Republic’s ethics and compliance program. It serves as the cornerstone of our commitment to conduct business with the highest ethical and legal standards.

Our commitment to a strong ethical and compliant culture was recently acknowledged by being named to the 2024 World’s Most Ethical Companies® List by Ethisphere, a global leader in defining and advancing the standards of ethical business practices. This is the sixth time that Republic Services has received this honor. The World’s Most Ethical Companies’ assessment is based upon the Ethisphere Institute’s Ethics Quotient (EQ) framework which offers a quantitative way to assess a company’s performance in an objective, consistent, and standardized manner. Scores are generated in five key categories: ethics and compliance program (35%), culture of ethics (20%), environmental and societal impact (20%), governance (20%), and third party management (5%).

If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics that applies to our CEO, Chief Financial Officer, Controller or Chief Accounting Officer, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K filed with the SEC. The Code of Ethics can be viewed on the “Investors” section of our website at www.RepublicServices.com. The information contained on our website, and in all references to our website within this Proxy Statement, shall not be deemed incorporated by reference in this Proxy Statement or in any other filing we make under Exchange Act.

We also have a standalone Supplier Code of Business Ethics and Conduct (“Supplier Code”), which is applicable to our vendors, contractors, consultants, agents, representatives, brokers, and any other third party that provides us with goods and services. Our Supplier Code outlines our expectations with respect to our suppliers’ conduct when they are doing business with, or on behalf of, Republic, with an emphasis on ethical, lawful conduct in every circumstance. Our Supplier Code underscores our commitment to conducting business ethically and lawfully across our entire supply chain.

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Sustainability and Corporate Responsibility

NEW FOR 2023
REVISED AND MORE AMBITIOUS COMMUNITIES GOAL	In 2023, we introduced an updated and more ambitious Communities goal: to create sustainable neighborhoods through strong community partnerships for 45 million people by 2030. This new goal is a reflection of the positive impact Republic strives to make every day in the communities in which we serve.

In addition to being committed to our customers, employees, and shareholders, we are committed to the communities we serve and to the environment. We are partnering with our customers to create a more sustainable world.

Our Board and committees are actively engaged in the development and oversight of our environmental and sustainability initiatives and strategy:

ACTIVE BOARD OVERSIGHT

•

Our Board is directly involved in the oversight of Republic’s environmental and sustainability initiatives and conducts a comprehensive review of the Company’s sustainability performance on an annual basis.

•

Our Board formed a dedicated Sustainability & Corporate Responsibility Committee in 2015. Led by its Chair, this committee has oversight responsibility with respect to our sustainability performance, our corporate responsibilities, our role as a socially responsible organization, and risks and opportunities related to climate change, safety, community engagement, the environment, and our reputation.

•	The Sustainability & Corporate Responsibility Committee:

•	Reviews the Company’s sustainability performance and progress toward sustainability strategic goals and objectives on a quarterly basis;

•	Receives quarterly updates on key sustainability initiatives, including fleet electrification, circularity and decarbonization; and

•	Receives updates on other critical sustainability and environmental priorities on an annual basis, including safety, community engagement, and other sustainability innovation initiatives.

OUR 2030 SUSTAINABILITY GOALS

We developed our 2030 sustainability goals through a comprehensive assessment that included an analysis of global trends, identification of business model dependencies and engagement with key stakeholders, including employees, customers, shareholders and the communities in which we operate. These goals reflect the most critical elements of our sustainability platform and demonstrate how stakeholder feedback directly informs our strategy.

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Our Sustainability Highlights

OUR COMMITMENT TO SAFETY

Safety always tops our list of Company priorities, and we believe the success of our safety program is directly dependent on our people: employees with strong operational know-how, attention to detail, leadership accountability and a consistent focus. We reinforce our Company’s strong safety culture through comprehensive safety management programs, which include our Focus Together foundational safety training program, new driver training programs, our non-negotiable absolutes and standards, as well as many other programs. To solidify our commitment to the safety of our employees and communities, we have two related 2030 sustainability goals, “Safety Amplified” and “Incident Reduction.” For more information on these goals and our plans for how we will achieve them, please see our sustainability reporting available at RepublicServices.com/Sustainability. Our sustainability reporting shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, including this Proxy Statement, unless expressly incorporated by reference.

REDUCING FLEET EMISSIONS

To further our progress toward our climate leadership goals, we have taken a leadership position in electric propulsion technology innovation for our fleet. In 2023, we introduced the industry’s first fully integrated electric collection truck, manufactured by McNeilus and Oshkosh Corp. Our team provided insights to Oshkosh engineers regarding operational, safety and ergonomic features. We have been operating electric vehicles for several years from multiple manufacturers, including Mack and Peterbilt, and by the end of 2023, we had more than 10 electric vehicles in operation. By 2028, we expect electric vehicles to make up half of our new truck purchases. Our investment in these innovations will benefit the environment through reduced emissions, offer cleaner and quieter operations in the neighborhoods we serve, and help our customers meet their own sustainability goals.

ADVANCING CIRCULARITY

Republic is also advancing circularity for plastics. In 2023, we completed construction on our Las Vegas Polymer Center, the nation’s first integrated plastics recycling facility, which will enable us to manage the plastics stream from curbside collection to delivery of high-quality recycled content for consumer packaging. Rigid plastics collected from residential and commercial customers and sorted at local recycling facilities will be delivered to a Polymer Center for processing, including shredding and hot washing or sorting by color for processing. Polyethylene terephthalate (“PET”) will be shredded, washed and eventually turned back into new PET bottles. Our Blue Polymers joint venture will take the color-sorted recycled polyethylene and polypropylene from the Polymer Centers to create high-quality, recycled resin for consumer packaging and other applications. We are developing a nationwide network of Polymer Centers and Blue Polymers facilities designed to produce 100% post-consumer recycled products to supply plastic manufacturers’ growing demand for sustainable solutions.

44	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

DECARBONIZING OPERATIONS

Additionally, Republic’s joint venture with Archaea Energy, a bp company, plans to develop more than 40 renewable natural gas (“RNG”) projects across the country. The partnership, the country’s largest RNG portfolio announced to date, will convert landfill gas into pipeline-quality RNG that can be used for a variety of applications to displace gas from fossil fuels. Additionally, Republic has partnered with other renewable gas developers to construct RNG plants at other landfills. In 2023, five new RNG facilities became operational with several more expected to become operational in 2024. These initiatives are expected to generate substantial progress toward Republic’s long-term sustainability goal to beneficially reuse 50% more biogas by 2030.

INDUSTRY LEADERSHIP

We regularly review our environmental and social progress and performance to continue advancing our work. We were named to the North American Dow Jones Sustainability Index (“DJSI”) for an eighth consecutive year in 2023, ranking first in our assigned industry on the North American Index and second place on the World Index. The assessment that leads to placement on the DJSI is one of the world’s most rigorous and renowned corporate sustainability assessments. In addition, we were the first industry peer to advance to an “A” rating under MSCI, and we maintained that rating on our recent reassessment. Our performance on these sustainability ratings is in recognition of the Company’s commitment to sustainability, including our 2030 goals, increased disclosures and achievements. These achievements demonstrate our ability to connect financial performance with environmental and social performance, including addressing various risks and opportunities posed by climate change. Our sustainability rankings also highlight Republic’s leadership in corporate governance, environmental, social and financial aspects of sustainability.

We strive to remain at the forefront in our approach to sustainability issues, including climate change, and have aligned our reporting to Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations, which we expanded in 2022, with additional physical and transition risk disclosures as we prepare to satisfy the SEC’s climate disclosure requirements. In 2023, we released our ninth suite of sustainability reporting, which included GRI, SASB, CDP Climate Change, and EEO-1 reports, including data on workforce diversity, and environmental justice. All of our latest reports are available on our website at RepublicServices.com/sustainability/reporting.

Talent

INCLUSION AND DIVERSITY

Republic values an inclusive and human-centered culture, one in which the dignity and potential of every individual is respected. We’re proud that our frontline workforce closely represents the communities we serve. As of 2023, nearly half of our total workforce — 47% — is ethnically diverse, with women making up 20% of our workforce.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

ENGAGEMENT AND RETENTION PROGRAMS

We believe an engaged workforce is key to our success. We measure employee engagement through third-party surveys, assessing employee sentiment on a variety of topics such as pride for the Company, job satisfaction and intention to stay. These surveys enable employees to provide constructive suggestions and to rate Republic’s receptiveness and action on past suggestions. Our employees completed two surveys in 2023. As of September 2023, our engagement score was 86, reinforcing our commitment to ensuring every voice is heard.

TALENT DEVELOPMENT

Training and development are vital components of our culture. We’re committed to ensuring that our current employees have the right tools, programs and learning opportunities to develop and grow their careers. We have a proud history of fostering employee engagement, keeping the lines of employee communication open for constructive feedback and ensuring that employees feel supported at all levels. We offer a variety of dedicated development programs for critical operational roles to support business objectives, sourcing key talent externally and internally through high-potential talent development programs. We deploy dedicated training for all leaders, whether newly promoted or new to role, through our Leadership Fundamentals program.

46	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit Committee Matters

AUDIT COMMITTEE REPORT

The following statement made by the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under either of these Acts.

Management is responsible for our internal controls, financial reporting processes, and compliance with laws and regulations and ethical business standards. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America and for issuing its opinion on the effectiveness of our internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on the Board’s behalf.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and our independent registered public accounting firm (Ernst & Young LLP). The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the Company’s independent registered public accounting firm’s independence, and discussed with them their independence from the Company and management. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on the Audit Committee’s review of the matters noted above and its discussions with Ernst & Young LLP and our management, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Submitted by the Audit Committee as of March 24, 2024:

Jennifer M. Kirk (Chair)

Tomago Collins

Michael A. Duffy

N. Thomas Linebarger

Meg Reynolds

Katharine B. Weymouth

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit and Related Fees

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table discloses the fees for professional services provided by Ernst & Young LLP for the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit Fees(1)	$6,340,274	$4,439,811
Audit-Related Fees(2)	$350,198	$290,000
Tax Fees(3)	$285,433	$569,821
All Other Fees	—	—
Total Fees	$6,975,905	$5,299,632

(1)

Audit Fees were primarily for professional services rendered for the audits of the consolidated financial statements and internal controls over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, the review of documents filed with the SEC, consents, comfort letters and financial accounting and reporting consultations.

(2)	Audit-related fees were primarily related to pre-implementation services around the redesign of certain back-office software systems.
(3)	Tax Fees were for professional services related to general tax consultation, federal and state tax planning, and state and local tax matters.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by our independent registered public accounting firm. In accordance with that policy, the Audit Committee annually pre-approves a list of specific services and categories of services, including audit, audit-related and other services, for the upcoming or current fiscal year, subject to specified cost levels. Any service that is not included in the pre-approved list of services must be separately approved by the Audit Committee. In addition, if fees for any service exceed the amount that has been pre-approved, then payment of additional fees for such service must be specifically approved by the Audit Committee before the performance of the service. From time to time, the Audit Committee may delegate fee approval authority to the Audit Committee chair. All of the services performed by Ernst & Young LLP in 2023 were pre-approved in accordance with the pre-approval policy adopted by the Audit Committee.

At each regularly scheduled Audit Committee meeting, management updates the Committee on the scope and anticipated cost of (1) any service pre-approved by the chair since the last committee meeting and (2) the projected fees for each service or group of services being provided by our independent registered public accounting firm that exceed the amount that has been pre-approved.

48	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Director Compensation

When establishing and reviewing our directors’ compensation, we consider the level of work and involvement the directors have with our business. We also consider compensation paid to directors in the marketplace generally and at our peer group companies (“Peer Group”). In 2023, we compensated our directors as follows:

•	we paid each non-employee director an annual retainer of $100,000, plus an additional $165,000 in the case of our Chairman of the Board;

•

we paid an annual retainer of $20,000 to each of the chairs of the Talent & Compensation Committee, the Governance Committee, the Sustainability & Corporate Responsibility Committee and the Finance Committee and an annual retainer of $25,000 to the chair of the Audit Committee; and

•	we granted each non-employee director RSUs based on a fair market value of $230,000 as of the date of grant.

Cash retainers are prorated if a director serves less than a full year in the applicable position. The annual grant of RSUs to a newly appointed, non-employee director is prorated to the number of days remaining in the year. We do not pay meeting fees for our Board or committee meetings but we reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings.

All RSUs granted to non-employee directors are fully vested upon grant. RSUs granted before 2012 will be settled upon the director’s termination of service from the Board. Beginning with grants in 2012, the RSUs are settled upon the earlier of the director’s termination of service from the Board or three years after the RSUs are granted, unless they are deferred into our DCP. RSUs are settled through the issuance of shares of our common stock. After any quarter in which dividends are distributed to shareholders, the non-employee directors receive additional RSUs with a value equal to the value of dividends they would have received had they owned the shares of stock underlying the RSUs on the dividend record date. The number of additional RSUs to be received by directors due to the declaration of dividends is based on the closing price of our stock on the dividend payment date.

All compensation paid by us during 2023 to our non-employee directors is detailed below. Mr. Vander Ark’s compensation is reflected in the executive compensation tables contained in this Proxy Statement, and he did not receive any additional compensation from us for his duties as a director.

DIRECTOR COMPENSATION IN 2023

DIRECTOR NAME	FEES EARNED OR PAID IN CASH ($)(1)		STOCK AWARDS ($)(2)	TOTAL ($)
Tomago Collins	120,000		230,080	350,080
Michael A. Duffy	100,000		230,080	330,080
Thomas W. Handley	120,000		230,080	350,080
Manny Kadre (Chairman)	265,000	(3)	230,080	495,080
Jennifer M. Kirk	125,000		230,080	355,080
Michael Larson	120,000		230,080	350,080
Kim Pegula(4)	36,538		230,080	266,618
Meg Reynolds(5)	43,207		100,283	143,490
James P. Snee	120,000		230,080	350,080
Brian S. Tyler	100,000		230,080	330,080
Sandra M. Volpe	100,000		230,080	330,080
Katharine B. Weymouth	100,000		230,080	330,080
(1)	Includes annual cash retainers and Board and committee chair retainers.
(2)

The amounts shown in this column represent the grant-date fair value of RSUs granted in 2023 calculated in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2023 for a discussion of the relevant assumptions used in making such calculations. This does not include the value of additional RSUs received in lieu of dividends. Each non-employee director, with the exception of Ms. Reynolds, received an annual grant of 1,788 RSUs on January 3, 2023 with a grant date fair value of $128.68 per share, which was the closing price of our stock on the date of grant.

(3)	Mr. Kadre elected to defer a portion of his cash compensation in accordance with the DCP.
(4)	Ms. Pegula served as a director until our 2023 Annual Meeting. The Fees Earned or Paid in Cash column represents fees for services while she was still a director.
(5)

Ms. Reynolds was appointed to the Board effective July 26, 2023. Her cash retainer and RSU grant were prorated for the year as of her appointment date. Ms. Reynolds received a prorated annual RSU grant of 656 RSUs on July 26, 2023, with a grant date fair value of $152.87 per share, which was the closing price of our stock on the date of grant.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Certain Relationships and Related Party Transactions

Our Related Party Transactions Policy stipulates that any transaction for which disclosure is required under Item 404 of Regulation S-K (an “S-K Transaction”) be approved by both our CEO and the Audit Committee. Generally speaking, an S-K Transaction is any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which Republic is a participant, the amount involved exceeds $120,000 in the aggregate, and a director, director nominee, executive officer, 5% shareholder, or immediate family member of any of the foregoing has a material interest in the transaction. The related party must disclose in writing to the Chief Legal Officer the material facts of the proposed S-K Transaction and the Chief Legal Officer (or designee) will then submit the written disclosure to the CEO and the Audit Committee for approval. If the proposed S-K Transaction involves the Chief Legal Officer, the written disclosure must be provided to the CEO. As part of its due diligence, the Audit Committee will review and determine, with the advice and assistance of such advisors as it deems appropriate, whether the S-K Transaction would present an improper conflict of interest. In making this determination, the Audit Committee may consider the following factors, among others: (1) whether the transaction terms are at least as favorable to us as those that could be obtained in a transaction between us and an unrelated party; (2) whether there are any compelling business reasons for us to enter into the transaction; and (3) whether the transaction would impair the independence of an otherwise independent director. Except for the compensation arrangements with directors and executive officers described elsewhere in this Proxy Statement, there were no S-K Transactions since January 1, 2023.

50	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Security Ownership of the Board of Directors and Management

The following table shows certain information as of March 26, 2024, with respect to the beneficial ownership of common stock and RSUs by (1) our current directors, (2) each of the named executive officers, and (3) all of our current directors and all executive officers as a group. We have adjusted share amounts and percentages shown for each individual in the table to give effect to shares of common stock that are not outstanding but which the individual may acquire upon exercise of options exercisable within 60 days after March 26, 2024. However, we do not deem these shares to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other individual listed on the table.

RSUs and PSUs are not considered common stock that is beneficially owned for SEC disclosure purposes. We have included RSUs in this table because they are similar to or track our common stock, they represent an investment risk in the performance of our common stock, they are settled through the issuance of shares of our common stock, and they receive dividend equivalents in the form of additional RSUs each time a dividend is paid on our common stock. The Board has considered the use of RSUs as opposed to common stock for directors and believes that RSUs align the directors with our shareholders’ long-term interests as much as common stock would.

	SHARES BENEFICIALLY OWNED(a)
NAME OF BENEFICIAL OWNER	NUMBER(b)		PERCENT(c)	RESTRICTED STOCK UNITS(d)(e)
Manny Kadre	4,245		—	36,956
Tomago Collins	20,686		—	7,557
Michael A. Duffy	1,598		—	7,554
Thomas W. Handley	2,057		—	22,033
Jennifer M. Kirk	4,449		—	22,033
Michael Larson	54,794		—	40,438
N. Thomas Linebarger	—		—	1,195
Meg Reynolds	37		—	2,060
James P. Snee	10,306		—	4,975
Brian S. Tyler	5		—	6,789
Sandra M. Volpe	100		—	22,033
Katharine B. Weymouth	2,738		—	7,554
Jon Vander Ark	79,667		—	52,918
Brian A. Bales	21,016	(1)		95,655
Gregg K. Brummer	8,617			27,872
Brian M. DelGhiaccio	14,925	(2)	—	41,806
Catharine D. Ellingsen	44,940		—	13,859
Timothy E. Stuart	15,857		—	—
All current directors and all current executive officers as a group (19 persons)	283,994	(3)	0.09	426,984
(a)

Excludes the units in the last column of this table. Unless otherwise noted, each of our directors and executive officers has sole voting power and sole dispositive power with respect to the shares listed.

(b)	All share numbers have been rounded to the nearest whole share number and include any restricted shares.
(c)

Calculated in accordance with Rule 13d-3 under the Exchange Act, and based on 314,974,918 shares of common stock issued and outstanding at the close of business on March 26, 2024. Each of our directors and named executive officers beneficially owns less than 1% of our outstanding common stock.

(d)

The numbers in this column represent outstanding RSUs, both vested and unvested, including RSUs represented as units in the DCP’s Stock Unit Fund, and earned PSUs held in the DCP. For further discussion of RSUs and PSUs refer to “Director Compensation” and “Executive Compensation — Components of Executive Compensation.”

(e)

Excluded from this column are units in the DCP’s stock investment fund, a measurement fund under which units are equal in value to shares of the Company’s common stock and are settled in cash. These units apply for purposes of our stock ownership guidelines, and Ms. Ellingsen and Mr. Bales hold 20,440 units, 27,843 units, respectively.

(1)	The aggregate amount of common stock beneficially owned by Mr. Bales consists of 20,284 shares held indirectly in a revocable trust and 732 shares owned directly by him.
(2)	The aggregate amount of common stock beneficially owned by Mr. DelGhiaccio consists of 11,026 shares owned directly by him and 3,899 shares owned through our Employee Stock Purchase Plan (“ESPP”).
(3)

The aggregate amount of common stock beneficially owned by all current directors and all executive officers as a group consists of (a) 280,095 shares owned directly, and (b) 3,899 shares owned through our ESPP.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Security Ownership of Five Percent Shareholders

The following table shows certain information as of March 26, 2024, with respect to the beneficial ownership of common stock by each of our shareholders who we know is a beneficial owner of more than 5% of our outstanding common stock.

	SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER	PERCENT(1)
William H. Gates III Cascade Investment, L.L.C. 2365 Carillon Point, Kirkland, WA 98033 (2)	109,812,574	34.9
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001 (3)	19,687,793	6.3
The Vanguard Group 100 Vanguard Boulevard, Malvern, PA 19355 (4)	18,153,236	5.8
(1)	Calculated in accordance with Rule 13d-3 under the Exchange Act, based on 314,974,918 shares of common stock outstanding at the close of business on March 26, 2024.
(2)

Based on the Form 4, Statement of Changes in Beneficial Ownership, dated February 24, 2022, filed by Mr. Gates and Cascade Investment, L.L.C. (“Cascade”). The Schedule 13D/A filed with the SEC by Mr. Gates and Cascade on February 18, 2022, discloses that all shares of our common stock held by Cascade may be deemed to be beneficially owned by Mr. Gates as the sole member of Cascade. Mr. Gates’ address is 2365 Carillon Point, Kirkland, WA 98033. The Schedule 13D/A also discloses that, as the sole member of Cascade, Mr. Gates has sole voting power and sole dispositive power with respect to 109,175,321 shares.

(3)

Based on a Schedule 13G/A filed with the SEC on January 29, 2024, BlackRock, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001, is the beneficial owner of 19,687,793 shares. BlackRock reports that it has sole voting power with respect to 18,205,659 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 19,687,793 shares and shared dispositive power with respect to 0 shares, as of December 31, 2023.

(4)

Based on a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355, is the beneficial owner of 18,153,236 shares. The Vanguard Group reports that it has sole voting power with respect to 0 shares, shared voting power with respect to 268,437 shares, sole dispositive power with respect to 17,272,493 shares and shared dispositive power with respect to 880,743 shares, as of December 31, 2023.

Delinquent Section 16(a) Reports

Based solely upon a review of (1) Forms 3 and 4 and amendments to each form furnished to us pursuant to Rule 16a-3(e) under the Exchange Act, during our fiscal year ended December 31, 2023, (2) any Form 5’s and amendments to each form furnished to us with respect to such fiscal year, and (3) any written representations referred to us under subparagraph (b)(1) of Item 405 of Regulation S-K under the Exchange Act with respect to such fiscal year, no person who at any time during such fiscal year was a director, Section 16(a) officer or, to our knowledge, a beneficial owner of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during such fiscal year, except that, (i) due to an administrative error, Mr. Handley had 108 previously unreported shares that were acquired incrementally over the past four years through his broker’s dividend reinvestment program and should have been reported on a Form 5 for each year, (ii) from 2017 to 2023, Mr. Bales did not file a Form 5 for those years to report transfers of his shares to a trust for estate planning purposes, and (iii) from 2016 to 2023, our former Vice President and Chief Accounting Officer, Brian Goebel, did not file a Form 5 for those years to report transfers of his shares to a trust for estate planning purposes. These share transactions were reported in subsequent Form 4 reports.

52	|	Republic Services, Inc. 2024 Proxy Statement

Executive Compensation

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

CD&A Table of Contents

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Message from Talent & Compensation Committee

Dear Fellow Shareholders,

On behalf of Republic’s Board of Directors, we want to thank you for your investment in our Company and the continued support of its people, its leadership and the values that guide it.

As a committee, we have the responsibility to establish and regularly review our compensation program to ensure the interests of executive officers are aligned with the interests of our shareholders. The executive compensation program described in the section titled “Compensation Discussion & Analysis” that follows was structured to reward management for executing on financial and strategic goals that will drive long-term value for Republic’s shareholders.

Our performance reflects the success of our strategic priorities. We remain focused on generating profitable growth by sustainably responding to our customers’ needs, managing our cost structure, generating consistent earnings and free cash flow growth, improving return on invested capital, and increasing cash returns to our shareholders.

Republic is a company that prides itself on driving profitable growth by providing our customers with environmentally responsible solutions. Our industry-leading commitments to advance circularity, reduce fleet emissions and decarbonize operations are helping deliver on our vision to partner with customers to create a more sustainable world.

Sustainability is a core part of Republic’s strategy and growth prospects. Because of this, we have aligned a portion of our executives’ annual incentive plan to our key sustainability priorities through a sustainability modifier. Under the sustainability modifier, the annual incentives for senior executives are subject to adjustment, positively or negatively, of up to 10 percentage points based on the Company’s interim performance on safety, talent and climate leadership goals.

Shareholder feedback plays a key role in the designing of Republic’s compensation program. As we look ahead, we value your feedback and your continued investment in Republic Services. We are proud of the best practices incorporated throughout our compensation program. Together, we look forward to further supporting Republic’s teams as they continue to partner with customers to create a more sustainable world.

Sincerely,

The Talent & Compensation Committee

Thomas W. Handley (Chair)

Michael Larson

James P. Snee

Brian S. Tyler

Katharine B. Weymouth

56	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Compensation Discussion & Analysis

This Compensation Discussion & Analysis (“CD&A”) provides a detailed description of our executive compensation program for 2023. This CD&A focuses on the compensation of the named executive officers listed in the Summary Compensation Table.

Executive Officers

Our executive officers serve at the Board’s pleasure and are subject to annual appointment by the Board. Our current executive officers are as follows:

EXECUTIVE NAME	AGE	POSITION
Jon Vander Ark	48	President and Chief Executive Officer
Brian M. DelGhiaccio	51	Executive Vice President, Chief Financial Officer
Brian A. Bales	61	Executive Vice President, Chief Development Officer
Gregg K. Brummer	58	Executive Vice President, Chief Operating Officer
Catharine D. Ellingsen	60	Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer, and Corporate Secretary
Amanda Hodges	51	Executive Vice President, Chief Marketing Officer
Courtney Rodriguez	50	Executive Vice President, Chief Human Resources Officer

Jon Vander Ark For biographical information about Mr. Vander Ark, see “Board of Directors and Corporate Governance — Biographical Information Regarding Director Nominees.”

Brian M. DelGhiaccio

Mr. DelGhiaccio was named Executive Vice President, Chief Financial Officer in June 2020. Mr. DelGhiaccio has over 20 years of experience in a variety of roles of increasing responsibility. He was named Executive Vice President and Chief Transformation Officer in June 2019. Before that, Mr. DelGhiaccio served as Vice President, Investor Relations from 2012 to 2014, progressed to Senior Vice President, Finance from 2014 to 2017 and then to Senior Vice President, Business Transformation in 2017. Prior to his time at Republic, Mr. DelGhiaccio worked in the audit practice of Arthur Andersen. Mr. DelGhiaccio serves on the Board of Directors of Aramark.

Brian A. Bales

Mr. Bales was named Executive Vice President, Chief Development Officer in February 2015. Mr. Bales has been with Republic for over 20 years, serving as Executive Vice President, Business Development from December 2008 to February 2015, and Vice President, Corporate Development from 1998 to December 2008. Prior to his time at Republic, Mr. Bales held roles of increasing responsibility in finance and business development for Ryder System, Inc. from 1993 to 1998, and served as chief financial officer for EDIFEX & VTA Communications from 1988 through 1993. Prior to that, Mr. Bales was an accountant for PwC (formerly Price Waterhouse) from 1986 to 1988. Mr. Bales serves on the Board of Directors of RB Global, Inc.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Gregg K. Brummer

Gregg Brummer was named Executive Vice President, Chief Operating Officer in August 2023. Prior to his current role, Mr. Brummer served as Senior Vice President, Operations from June 2019 to August 2023 where he was responsible for maximizing field performance, ensuring superior service delivery, executing the operating plan, and achieving financial and operational results across the Company. Mr. Brummer joined the Company in January 2014 as Area President, a role he held until June 2019. Prior to joining the Company, Mr. Brummer was a Regional Vice President as well as General Manager at BlueLinx Corporation and held various leadership positions at Georgia Pacific Corporation.

Catharine D. Ellingsen

Ms. Ellingsen was named Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer, and Corporate Secretary in June 2016. Ms. Ellingsen has been with the Company for over 23 years in a variety of roles of increasing responsibility. Prior to her current role, Ms. Ellingsen was Senior Vice President, Human Resources from August 2011 to June 2016. Prior to that, Ms. Ellingsen held the position of Vice President and Deputy General Counsel from June 2007 to August 2011. Before joining the Company, Ms. Ellingsen was an attorney at Steptoe & Johnson LLP from 1996 to 2001 and at Bryan Cave LLP from 1993 to 1996.

Amanda Hodges

Ms. Hodges was named Executive Vice President, Chief Marketing Officer in November 2020. In this role, Ms. Hodges oversees marketing, communications, product development, customer engagement, and revenue oversight for the Company. Prior to joining Republic, Ms. Hodges spent 15 years in leadership roles for Dell Technologies, most recently serving as Senior Vice President of North America Marketing and the Global Customer Briefing Program. Before joining Dell, Ms. Hodges worked as a strategy consultant for McKinsey & Company and a chemical engineer for GE Plastics.

Courtney Rodriguez

Courtney Rodriguez was named Executive Vice President, Chief Human Resources Officer in March 2023. In this role, she is responsible for all aspects of the Company’s talent strategy, including talent acquisition and retention, learning and development, and total rewards. Prior to joining Republic, Ms. Rodriguez served as Senior Vice President, Global HR, for Dell Technologies. She has over 20 years of HR experience, including frontline, customer operations, culture transformation and M&A support. Ms. Rodriguez started her career in finance as a senior auditor for Arthur Andersen before moving to Dell as a financial analyst.

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Executive Summary

STRATEGIC VISION

Our strategy is designed to generate profitable growth by partnering with customers to create a more sustainable world.

FOCUSED CAPITAL ALLOCATION STRATEGY TO INCREASE SHAREHOLDER VALUE CREATION

Our balanced capital allocation practices prioritize reinvesting into the business and then returning cash to shareholders while maintaining an investment-grade credit rating.

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2023 PERFORMANCE HIGHLIGHTS

During 2023, we continued to create value for our shareholders. Our performance reflects the success of our strategic priorities. We remain focused on generating profitable growth by sustainably responding to our customers’ needs, managing our cost structure, generating consistent earnings and free cash flow growth, improving return on invested capital, and increasing cash returns to our shareholders.

Highlights of the year include:

•	Outperformed our upwardly revised adjusted earnings per share (“EPS”) and adjusted free cash flow (“FCF”) guidance(1);
•	Full-year diluted EPS was $5.47 per share and full-year adjusted EPS(1) was $5.61 per share. Adjusted EPS increased 14 percent over the prior year;
•	Full-year cash provided by operating activities was $3.62 billion and adjusted FCF(1) was $1.99 billion;
•	Invested over $1.8 billion in acquisitions during 2023;
•	Returned $900 million to shareholders in 2023 through dividends and share repurchases; and
•	Received many notable awards for our continued leadership in Environmental, Social and Governance (ESG).

(1)

Adjusted free cash flow and adjusted EPS are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the comparable measures in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 108.

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Executive Compensation Philosophy & Goals

Our executive compensation philosophy and practices reflect our strong commitment to paying for performance — both short-term and long-term. A primary component of our people and talent agenda is to identify, recruit, place, develop and retain key management talent to help ensure that we have the highest caliber leadership. The Talent & Compensation Committee and the executive management team believe that a critical aspect of being able to successfully execute this strategy is maintaining a comprehensive, integrated and well-balanced executive compensation program. We believe such a program provides competitive and differentiated levels of pay based on corporate performance and aligns executives’ interests with shareholders’ interests.

ATTRACT AND RETAIN EXECUTIVES	We define performance as the achievement of results against our challenging internal financial targets and sustainability goals, which take into account industry and market conditions.
Attract and retain the highest caliber executives by providing compensation opportunities comparable to those offered by other companies which we compete for business and talent
ACHIEVE BUSINESS GOALS
Communicate, support and drive achievement of our business strategy, including sustainability goals	Our executive compensation program has an integrated focus on short- and long-term financial metrics and provides an effective framework by which progress against strategic goals may be appropriately measured and rewarded. The Talent & Compensation Committee continues to place great emphasis on performance indicators that executive management can influence or control, including profitability and sound financial management of our capital, to drive sustained shareholder value creation and reward executives when they are successful.
MOTIVATE PERFORMANCE
Motivate strong performance from executive management in an incentive-driven culture by delivering greater rewards for superior performance and reduced rewards for underperformance
ALIGN INTERESTS
Closely align executives’ interests with our shareholders’ interests and foster an equity-based ownership environment
REWARD ACHIEVEMENT
Reward achievement of both short-term results and long-term shareholder value creation

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Key Compensation Governance Practices

The Talent & Compensation Committee independently governs the executive compensation program with the support of an independent compensation consultant and management. Our compensation program demonstrates strong governance through the following key practices:

•  Maintain a claw back policy covering incentive compensation that’s more robust than SEC and NYSE requirements

•  Require double trigger provisions for all severance and equity awards following a change in control

•  Consider dilution and burn rates in determining equity awards to manage the impact of dilution on shareholders

•  Base a significant percentage of both the target total direct compensation opportunity and the LTI opportunity on performance

•  Cap annual inventive awards and LTI awards and base them on value-driving financial metrics

•  Use a well-structured Peer Group, consisting of companies with which Republic competes for business or executive talent

•  Maintain stock ownership guidelines of 5x salary for our CEO and 3x salary for other NEOs

•  Say on Pay Vote seeking annual non-binding advisory votes from shareholders of the NEO compensation program disclosed in our CD&A

•  Annual Talent & Compensation Committee review of our compensation program including incentive program, to ensure no excessive or inappropriate risk taking

•  No gross-ups for excise tax payments made in the event of a change in control

•  No payment of dividends on unearned PSU awards

•  No excessive change in control provisions in executive severance agreements

•  No executive termination for “good reason” absent a change in control

•  No repricing or exchange of underwater options allowed without shareholder approval

•  No significant perquisites – our NEOs and other executives generally receive the same benefits as other employees

•  No hedging, pledging, or short selling of our Company stock by directors, officers, employees or their immediate family members

Shareholder Engagement

Republic has an active shareholder outreach program and regularly engages with shareholders on a number of matters, including executive compensation, governance and sustainability. The Board continues to consider feedback received from shareholders on executive compensation when designing and reviewing our compensation program. The Board was pleased that our 2023 say-on-pay vote received support from 97.3% of the shares voted. Our shareholders, both via the say-on-pay vote and in our engagement sessions, spoke favorably of our overall compensation program. Based on shareholder feedback that we received requesting enhanced clarity on our sustainability modifier, we have revised the disclosure in this year’s “How We Pay” section of the CD&A. For shareholder engagement on topics related to matters outside of compensation, see page 37.

Performance Metrics

We believe the performance metrics we use for our executive compensation program are strongly aligned with shareholder interests and support our business strategy. For the past several years, our executive compensation program has used an EPS measure (“EPS Measure”) and a FCF measure (“FCF Measure”) as financial metrics for our annual cash incentive plan, and return on invested capital (“ROIC”), cash flow value creation (“CFVC”), and relative total shareholder return (“RTSR”) as financial metrics for our long-term incentive (“LTI”) plan. Our shareholders have told us that these metrics align well with their interests. Beginning in 2022, we added a sustainability adjustment to our annual incentive plan, pursuant to which the annual

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incentive paid to our senior executives is subject to adjustment up or down by up to 10 percentage points based on the Company’s interim performance on safety, talent and climate leadership goals. The following graphic describes the financial performance metrics applied to both the annual incentive plan and performance-based LTI plan in 2023 as well as how they align with our strategic goals:

Annual Cash Incentive Our annual incentive metrics are designed to encourage profitable growth and are widely accepted by the investment community as important performance metrics

Performance-based Long Term Incentive Award

Our LTI metrics are designed to grow our business with an emphasis on cash flow while maximizing investment returns and aligning interest between our executives and shareholders

(1)

ROIC and CFVC are adjusted to exclude gains or losses (or related impairments) from divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business, losses recorded on the extinguishment of debt instruments, gains or losses associated with withdrawal from or termination of one or more benefit plans, certain acquisition and integration costs, material changes caused by new accounting rules or new interpretations of previous accounting rules and other similar events or circumstances.

Although the FCF Measure used for our annual incentive and the CFVC used for our PSUs may appear similar, the measures are distinct and support different objectives.

	FREE CASH FLOW MEASURE	CASH FLOW VALUE CREATION
Calculation	FCF = Cash Flow from Operations – Net Capital Expenditures	CFVC = Net Operating Profit After Tax – (Average Net Assets x Capital Charge)
Rationale for Use as Performance Metric	• Reflects strength of the Company’s cash flows on an annual basis and quality of the Company’s earnings • Measures the Company’s ability to generate cash flow in excess of capital expenditures	• Includes a capital charge on net assets to promote business growth through disciplined investments • Reflects creation of value over the long term

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Please refer to the Annex on pages 109-110 for details regarding the calculation of the EPS Measure, FCF Measure, CFVC, and ROIC for 2021, 2022 and 2023.

Setting Robust Performance Targets

We develop rigorous performance metrics on a bottom-up basis – reflecting both management initiatives and the impact of external factors. To align management incentives, our metrics and performance targets focus on factors that management can impact rather than on external factors not under management’s control or ability to mitigate.

The performance metrics used in the annual incentive plan and the PSUs (other than the RTSR metric used for the PSUs, which is weighted at 20%) are directly tied to management’s ability to increase shareholder value. In setting performance targets for the annual incentive plan and for the three-year PSU performance cycle, the Talent & Compensation Committee considers the macro-economic environment, industry-specific conditions, prior-year actual performance, tax conditions and changes in regulations and laws. The Talent & Compensation Committee confirms that performance targets align with our published earnings guidance, which assures that they are transparent and reward management only if management is successful in achieving financial results that align with the expectations we communicate externally. Based on this due diligence, the Talent & Compensation Committee sets rigorous, but reasonable, performance goals for the business.

The Talent & Compensation Committee did not adjust the performance period, performance metrics or performance targets for the annual incentive plan or for any PSU performance cycle for the COVID-19 pandemic or otherwise in 2023. Moreover, the Talent & Compensation Committee did not employ upward discretion to increase any annual incentive payments or PSU performance results to account for COVID-19 impacts or otherwise in 2023. The Talent & Compensation Committee believed it was important to provide incentive for our NEOs to achieve metrics that due to the pandemic were naturally more challenging to achieve than when they were originally set. The Talent & Compensation Committee determined the best option to do this was through a modestly higher PSU grant for our NEOs for the 2021-2023 performance period, while maintaining the highly rigorous CFVC and ROIC targets.

Progress toward our sustainability goals is included within each of our management initiatives. As a result, there is a direct line from our sustainability initiatives to our business results, our culture and strategy and thus, to our performance-based executive compensation program. Accordingly, the annual incentives for senior executives including our NEOs are subject to adjustment up or down by up to 10 percentage points based on the Company’s interim performance on safety, talent and climate leadership goals. This sustainability modifier is “universal,” meaning the adjustment is applied consistently for all corporate members of our senior management team, including our named executive officers.

The following table sets forth the components for setting rigorous performance targets that are aligned closely with shareholder value creation.

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The following table compares financial metrics with actual outcomes for each performance measure in the 2022 and 2023 NEO compensation program.

How We Pay

In 2023, we compensated each NEO using three key forms of compensation:

•	base salary;

•	annual cash incentive based on achieving target amounts of pre-established performance metrics; and

•	long-term incentive awards (PSUs and RSUs), with PSUs based on achieving target amounts of pre-established performance metrics.

The forms of compensation, their target weight, method of payment, applicable performance or vesting terms and purpose are summarized in the following chart:

Form of Compensation		Target Weight		Award Method	Performance Period	Performance Metrics	Vesting Period	Purpose
		CEO	NEO (Avg.)

Base Salary				Cash	N/A	N/A	N/A	Retention

Annual Incentive				Cash	1 year	• 50% EPS Measure • 50% FCF Measure • +/-10 percentage points Sustainability Modifier	N/A	Incentivize and recognize performance in areas of short-term strategic importance

Long- Term	PSUs			• 50% cash • 50% common stock	3 years	• 40% ROIC • 40% Cash Flow Value Creation • 20% Relative TSR	3 years	Incentivize and recognize performance in areas of long-term strategic importance
	RSUs			Common stock	N/A	N/A	Vest Ratably over 4 years	Retention and incentivize long-term performance

The annual and long-term incentives are variable and the amount realized is based on achieving specific performance objectives or on the performance of Republic’s stock.

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For 2023, the target total direct compensation (“Target TDC”), comprised of annualized base salary, annual incentive and LTI awards (consisting of PSUs and RSUs), but not including retirement contributions, for Republic’s current NEOs was as follows:

(1) Variable annual incentive target award for 2023 (2) PSU target award for performance cycle beginning in 2023 and target value of RSU awards

Base Salary

We believe a competitive base salary attracts and retains high-caliber executive talent while providing a fixed level of compensation commensurate with the position’s responsibilities and level. The Talent & Compensation Committee annually reviews each NEO’s base salary to determine if any adjustment is warranted. This review consists of a comparison of the compensation paid to incumbents in comparable positions in our Peer Group, taking into account individual qualifications and responsibilities, internal salary levels, and individual and Company performance. Base salary levels may be adjusted when the Talent & Compensation Committee believes there is a competitive need to do so, in light of an individual’s promotion or taking into account an individual’s performance. In 2023, increases to base salaries for each of the NEOs were based on Peer Group benchmarking as well as individual performance. The table below shows the annual base salary for each NEO in 2022 and 2023, as approved by the Talent & Compensation Committee, which may be different from the amounts reflected in the Summary Compensation Table (“SCT”) in the “Salary” column.

NAME	2022 BASE SALARY	2023 BASE SALARY
Jon Vander Ark	$1,100,000	$1,150,000
Brian M. DelGhiaccio	$625,000	$655,000
Brian A. Bales	$520,000	$530,000
Gregg K. Brummer(1)	$452,000	$630,000
Catharine D. Ellingsen	$570,000	$590,000
Timothy E. Stuart(2)	$695,000	$710,000

1)

Amounts reflect Mr. Brummer’s base salary at the end of each year. In February 2023, Mr. Brummer’s base salary as Senior Vice President, Operations, a non-executive officer role, was increased to $463,300. In connection with his promotion to Executive Vice President, Chief Operating Officer in August 2023, Mr. Brummer’s base salary was increased to $630,000.

2)

Mr. Stuart was our Executive Vice President, Chief Operating Officer until August 17, 2023, when his employment terminated. Mr. Stuart’s actual base salary in 2023 was prorated to the date his employment terminated.

Variable and Performance-Based Compensation Overview

The annual incentive and LTI awards link the majority of compensation to management’s performance against the financial metrics set by the Talent & Compensation Committee and the performance of Republic stock over the vesting periods of the equity-based awards. The performance metrics for the annual incentives and the PSUs and the range of opportunity relative to target payouts are consistent for all NEOs, including the CEO. These programs have both minimum performance thresholds below which no payments will be made and capped maximum payments.

Each year, management recommends that the Board approve financial performance targets that are challenging and, if achieved, can deliver superior value to shareholders. Consistent with the setting of ambitious performance targets, Republic looks to have its aggregate total Target TDC for its NEOs near or at the median of our Peer Group, taking into account experience, tenure and overall position responsibility. The Talent & Compensation Committee believes it is appropriate to reward the executive management team with compensation above the target opportunity with respect to performance-based

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awards if the rigorous financial targets associated with the variable pay programs are exceeded. Conversely, if those targets are not met, awards are paid at levels that result in variable compensation below target. Thus, our NEOs generally may be paid above the median of our Peer Group only if the targets are exceeded.

Annual Cash Incentive

Republic maintains an annual incentive program for its NEOs and certain other members of management. This reflects our pay-for-performance philosophy by linking a significant portion of the NEOs’ compensation to Company performance. Actual annual incentive awards earned are a function of performance relative to Talent & Compensation Committee-approved financial targets. The Talent & Compensation Committee may apply (and in some years has applied) negative discretion to adjust actual performance downward if it believes that actual results reflect the benefit of matters that, although valuable to Republic, are not the type of benefit the annual incentive plan was designed to reward.

ANNUAL INCENTIVE CALCUATION

The annual incentive program rewards the NEOs based on performance relative to targets for the EPS Measure and the FCF Measure as well as a Sustainability Modifier. A visual of how the incentive program is calculated is below.

For 2023 compensation purposes, we defined the EPS Measure, which is not a measure determined in accordance with GAAP, as our reported EPS, adjusted to remove the impact of: (a) the loss on extinguishment of debt; (b) gains or losses (or related impairments) from divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business; (c) gains or losses associated with withdrawal from or termination of one or more benefit plans; (d) restructuring charges; (e) US Ecology acquisition integration and deal costs; and (f) similar events or circumstances. We defined the FCF Measure, which is not a measure determined in accordance with GAAP, as cash provided by operating activities, less property and equipment received in 2023, plus proceeds from sales of property and equipment, adjusted to remove the impact of: (1) cash taxes arising from debt extinguishment; (2) tax payments related to divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business; (3) payments associated with withdrawal from or termination of one or more benefit plans, net of tax; (4) restructuring payments, net of tax; (5) US Ecology acquisition integration and deal costs; and (6) similar events or circumstances.

The following tables illustrate our 2023 targets, threshold and maximum awards for the annual incentive. For performance at and below target, the two measures are equally weighted and a participant may earn a percentage of the target award for each measure based on performance for that measure. If the EPS Measure target is exceeded, and the FCF Measure at least meets target, the annual incentive award earned may be increased above target (up to a maximum of 200% of the target amount), based on the extent to which the EPS Measure target is exceeded. No additional amount above target will be earned based on exceeding the FCF Measure target.

2023 PERCENT OF ANNUAL INCENTIVE AWARD EARNED IF EITHER MEASURE IS LESS THAN TARGET

FCF Measure ($ in millions)	≥ $1,915 (T)	50%	75%	100%
	$1,628 (threshold)	12.5%	37.5%	62.5%
	< $1,628	0%	25%	50%
		$5.01 (threshold)	$5.14	≥$5.27 (T)
		EPS Measure (per share)
T = Target level for 100% payout Actual results for both measures in 2023 were above Target and therefore the table above did not govern the payout determination.

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2023 PERCENT OF ANNUAL INCENTIVE AWARD EARNED IF BOTH MEASURES ARE ABOVE OR AT TARGET

FCF Measure ($ in millions)	≥ $1,915 (T)	100%	200%
		≥ $5.27 (T)	≥$5.80 (max)
		EPS Measure (per share)
	T = Target level for 100% payout

For 2023, the actual EPS Measure performance was $5.61 per share against a target of $5.27 per share. The actual FCF Measure performance was $1,985 million against a target of $1,915 million. The above-target performance on both the EPS Measure and the FCF Measure resulted in a potential annual incentive payment of 164.15% of target, prior to giving effect to the sustainability modifier.

SUSTAINABILITY MODIFIER

To ensure our annual short-term incentive compensation aligns with our Company values on sustainability and employee development and safety, we utilize a sustainability modifier as a component of our annual incentive program. The sustainability modifier is aligned around the sustainability pillars from our 2030 sustainability goals – safety, talent and climate leadership. Each pillar has one or more specific quantitative metrics such that achievement against that metric can result in an adjustment of the annual incentive achieved by senior executives, including our NEOs, upward or downward within a range of ten percentage points. For each pillar, the Talent & Compensation Committee also has the discretion to consider other factors that may impact the rating for a specific pillar. After a rating is determined for each pillar, the Talent & Compensation Committee aggregates these ratings to determine the sustainability modifier percentage that an NEO’s annual bonus should be adjusted up or down.

Sustainability Pillar	Specific Metric	2030 Goal	2023 Goal	Target Range	2023 Achievement	Other Considerations Impacting Rating	Rating (5)
Safety	Reduction in OSHA Total Recordable Incident Rate(¹)	2.0	2.7	[2.5-2.9]	2.8	Other company safety performance	2
Talent	Diversity in Leadership Roles(²)	50%	44.7%	[41.1%-48.3%]	44.4%	Performance in target range	3
Climate Leadership	Increase Recovery and Circularity of Key Materials(³)	3.4M Tons	2.3M Tons	[2.1M-2.5M Tons]	2.2M Tons	Significant investments in Polymer Center /Blue Polymers	4
Climate Leadership	Renewable Energy(4)	110.1B SCF	78.6B SCF	[72.3B – 84.9B SCF]	71.7B SCF	Below low end of range; major investments in LFGTE	1

(1)	Total Recordable Incident Rate is calculated by multiplying the number of recordable work-related incidents by 200,000 and dividing the product by the number of total hours worked
(2)	Percentage of individuals in leadership positions, defined as supervisor as above, that are gender and/or racial/ethnic diverse
(3)	Millions of tons of key materials, including cardboard, metal, organics, paper, and plastics, that are recycled and reused
(4)	Billion standard cubic feet of beneficial biogas reused
(5)	Determined by the Talent & Compensation Committee based on a 5-point scale, with 1 = significant performance opportunity, and 5 = significant outperformance

Overall, the Talent & Compensation Committee determined that the sustainability modifier should reduce the annual incentive by 3 percentage points based upon overall ratings of 2 on safety, 3 on talent, 4 on circular materials and 1 on renewable energy. Other factors beyond the quantitative metrics that were considered included other Company safety performance, performance in target range and significant investments in LFGTE and Polymer Centers.

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2023 ANNUAL INCENTIVE OPPORTUNITY AS A PERCENTAGE OF SALARY AND ACTUAL PAYOUT AS A PERCENTAGE OF SALARY AND IN DOLLARS

The following table shows the NEOs’ 2023 annual incentive opportunity as a percentage of salary at various performance levels and the actual payout as a percentage of salary and in dollars. The payout amount is also reflected in the Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.” Further, the annual cash incentive payouts that would have been earned if the minimum, target and maximum performance level were achieved are reflected in the “Grants of Plan-Based Awards in 2023” table on page 80 under the column titled “Estimated Future Payouts under Non-Equity Incentive Plan Awards” and associated footnotes.

NAME	Below Threshold Performance Level	At Threshold Performance Level	At Target Performance Level	At Maximum Performance Level	Actual Annual Incentive Payout as a Percentage of Salary (1)	Actual Annual Incentive Payout in $
Jon Vander Ark	0%	17.5%	140%	280%	226%	$2,594,515
Brian M. DelGhiaccio	0%	11.25%	90%	180%	145%	$949,979
Brian A. Bales	0%	10%	80%	160%	129%	$683,276
Gregg K. Brummer(2)	0%	10.25%	82%	164%	108.9%	$685,844
Catharine D. Ellingsen	0%	10%	80%	160%	129%	$760,628
Timothy E. Stuart(3)	0%	11.25%	90%	180%	84.6%	$600,687

(1)	The percentage is calculated utilizing base salary as of the end of the fiscal year.
(2)

In connection with his promotion to Executive Vice President, Chief Operating Officer in August 2023, Mr. Brummer’s actual annual incentive payout for the 2023 performance period was prorated based on his base salary and target performance level for his time in each role during the year.

(3)	Mr. Stuart’s annual incentive payout for the 2023 performance period was prorated to the date his employment terminated.

For 2024, the annual incentive plan design remains very similar to prior years with the measures again consisting of the EPS Measure, the FCF Measure and a sustainability modifier.

HISTORICAL TARGETS AND OUTCOMES OF ANNUAL INCENTIVE PLAN

Please refer to the Annex on page 109 for details regarding the calculation of our actual results for 2021, 2022 and 2023 for the EPS Measure and the FCF Measure. The following table shows targets and actual outcomes for the annual incentive in the 2021 through 2023 NEO compensation program.

	2021	2022	2023
EPS MEASURE TARGET	$3.76	$4.76	$5.27
EPS MEASURE ACTUAL	$4.10	$4.93	$5.61
FCF MEASURE TARGET	$1,385	$1,703	$1,915
FCF MEASURE ACTUAL	$1,515	$1,742	$1,985
FINANCIAL INCENTIVE PAYOUT	200%	185%	164.15%
SUSTAINABILITY MODIFIER	N/A	0%	-3%
TOTAL ANNUAL INCENTIVE PAYOUT	200%	185%	161.15%

Long-Term Incentive Awards

The Talent & Compensation Committee strongly believes in using LTI compensation to reinforce key objectives that drive financial progress and sustained shareholder value creation:

•	focus on the importance of shareholder returns;
•	promote the achievement of long-term performance goals;
•	encourage executive retention; and
•	promote meaningful levels of Republic stock ownership by executives.

To determine the overall opportunity and appropriate mix of LTI awards, the Talent & Compensation Committee considers a variety of factors, including competitive market positioning against comparable executives in the Peer Group, Peer Group LTI award practices, potential economic value realized, timing of vesting, and taxation. Our compensation program is highly performance-based, and the mix of LTI awards that are granted aligns with our target pay mix philosophy that indicates 50% or more of long-term incentive awards should be performance based. Taking this into consideration, the Talent &

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Compensation Committee awarded 68% of Mr. Vander Ark’s total equity in the form of PSUs and, on average, 62% of our other NEO’s total equity in the form of PSUs with the remaining in the form of RSUs.

ELEMENTS OF LONG-TERM INCENTIVE AWARDS

RESTRICTED STOCK UNITS

In February 2023, the Talent & Compensation Committee approved equity awards to our NEOs in the form of RSUs that vest ratably over four years. The full grant date fair value of RSUs granted to each NEO during 2023 is shown in the Summary Compensation Table on page 78. Additional information, including the number of shares subject to each award, is shown in the “Grants of Plan-Based Awards in 2023” table on page 80.

Generally, our executives and other employees who receive grants of RSUs receive dividend equivalents for any dividends we declare on our common stock following the date on which they are granted RSUs. The dividend equivalents are in the form of additional RSUs with a value equal to the value of dividends they would have received on the shares of the common stock underlying the RSUs they hold on the dividend record date. Dividend equivalents on unvested RSUs granted to the NEOs will vest at the same time as the underlying RSUs. Accordingly, no dividends or dividend equivalents were paid on any unvested RSUs grants to the NEOs.

PERFORMANCE SHARES

PSUs are performance-based because the number of shares of common stock ultimately earned depends on performance against predetermined goals over a three-year period and the value of the PSUs fluctuates based on our stock price. The opportunity to earn PSUs is based on three key financial metrics — CFVC, ROIC and RTSR.

FISCAL 2023-2025 PSU METRICS	WEIGHTING
Cash Flow Value Creation (CFVC)	40%
Return on Invested Capital (ROIC)	40%
Relative Total Shareholder Return (RTSR)	20%

The Talent & Compensation Committee established the performance and payout targets for the 2023-2025 performance periods in February 2023. We believe that the CFVC and ROIC targets for these performance periods are rigorous and appropriately reflect the Talent & Compensation Committee’s consideration of the business, operational and regulatory environment as it existed when the targets were set. Additionally, we believe the RTSR target established by the Talent & Compensation Committee ensures that management is not rewarded or penalized for broader market conditions. Each of the components align all NEOs to performance against the financial metrics and to increasing shareholder value. Additional information, including the threshold, target, and maximum awards payable to each of the NEOs for the 2023-2025 performance period, is shown in the “Grants of Plan-Based Awards in 2023” table on page 80.

Dividends on PSUs are accrued but not earned and granted to the executives until the shares of common stock underlying the PSUs are earned, if at all, based on the achievement of the performance metrics as determined following the end of the three-year performance period. Accordingly, no dividends or dividend equivalents were paid on any unvested PSUs granted to the NEOs.

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The award value for RSUs and PSUs granted to each NEO in 2023, as approved by the Talent & Compensation Committee, are shown below.

EXECUTIVE NAME	RSU AWARDS(1) VALUE	PSU AWARDS(2) VALUE
Jon Vander Ark	$2,300,000	$5,000,000
Brian M. DelGhiaccio	$640,000	$1,440,000
Brian A. Bales	$420,000	$680,000
Gregg K. Brummer(3)	$500,000	$325,000
Catharine D. Ellingsen(4)	$800,000	$950,000
Timothy E. Stuart(5)	$780,000	$1,700,000

(1)	The value of RSUs will differ from the grant date fair value of RSUs shown in the Summary Compensation Table, as we do not grant fractional shares.
(2)

The value of PSUs will differ from the grant date fair value of PSUs shown in the Summary Compensation Table. A portion of the grant date fair value of PSUs shown in the Summary Compensation Table reflects total shareholder return relative to the S&P 500, and is based on a Monte Carlo valuation model.

(3)

For Mr. Brummer, the amounts include RSUs with a grant date fair value of $200,000 and PSUs with a target value of $325,000 in February 2023. In connection to his promotion to Executive Vice President, Chief Operating Officer, Mr. Brummer was granted a one-time RSU award with a grant date fair value of $300,000.

(4)	Ms. Ellingsen’s 2023 RSU award includes a one-time award of $200,000 for interim HR responsibilities during 2022.
(5)

Pursuant to the terms of Mr. Stuart’s separation agreement with the Company executed August 26, 2023, the RSUs granted to Mr. Stuart in 2023 will vest for one year after his date of termination and PSUs granted in 2023 were forfeited. The values in the table reflect the amounts granted in February 2023 prior to entry into the separation agreement.

The following chart shows the performance targets and the potential payouts for PSUs granted in 2021 with a performance period of 2021–2023, for performance above and below target. It also shows the actual performance of CFVC and ROIC during the performance period of $5,086 million and 9.3%, respectively. Because our actual CFVC and ROIC were above the target, the resulting payout based on CFVC and ROIC was 150.0% of the target payout amount. We will disclose the performance targets, potential payouts, and actual results for the 2022–2024 and 2023–2025 performance periods once the applicable performance period has concluded.

2021-2023 CFVC/ROIC EARNED PERCENTAGE

Twenty percent of the PSU payout is based on the RTSR performance to target. In 2021, the Talent & Compensation Committee set the RTSR performance target for the 2021 - 2023 performance period at the 56th percentile.	2021-2023 RTSR EARNED PERCENTAGE
	RTSR ATTAINED DURING THE PERFORMANCE PERIOD	RTSR EARNING PERCENTAGE
The chart to the right shows the performance target and the potential payouts for performance above and below target. It also shows the actual performance of RTSR during the performance period at the 87th percentile, which together with the Company’s performance for CFVC and ROIC, resulted in a payout at the maximum of 150% of target.	Less than 20th Percentile	0%
	20th Percentile	25%
	40th Percentile	67%
	56th Percentile (T)	100%
	60th Percentile	108%
	80th Percentile or higher	150%
	87th Percentile (A)	150%
	T = Target level for 100% payout A = Actual results for 2021-2023 Performance Period

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Taking into consideration the combined performance of CFVC, ROIC and RTSR for the 2021-2023 performance period, the combined PSU payout was 150.0 % of target. The actual payout amounts are reflected in the “PSUs and RSUs Vested in 2023” table on page 84.

Other Benefits

Republic makes available medical, dental and vision insurance, life insurance and short- and long-term disability insurance programs for our employees. The NEOs are eligible to participate in these programs on the same basis and with the same level of financial subsidy as our general employee population (other than those employees who are subject to different terms under a collective bargaining agreement). Like our other employees, our NEOs may participate in our 401(k) plan and may defer a portion of their base salary and annual incentive compensation, to the maximum defined level specified by the IRS, which in 2023 was $22,500 plus an additional $7,500 for those age 50 and above. Republic matches 100% of the first three percent of pay contributed and 50% of the next two percent of pay contributed by an employee. Republic’s matching contributions into the 401(k) plan for the NEOs who participated are reported in the “All Other Compensation for 2023” table on page 79.

DEFERRED COMPENSATION PLAN AND DEFERRED COMPENSATION SAVINGS PROGRAM CONTRIBUTIONS

Eligible employees are limited by federal law as to the amount they may contribute to their 401(k) accounts. Accordingly, we have established a Deferred Compensation Plan (“DCP”) that permits certain participants, including the NEOs, to defer additional amounts of compensation, including RSUs and PSUs, in a tax-efficient manner for retirement savings. Under the DCP, most participants are eligible for matching contributions. The matching contribution under the DCP is equal to the lesser of two percent of the participant’s eligible compensation over the established 401(k) limit ($330,000 in 2023) or 50% of the participant’s annual deferrals, excluding deferred RSUs and stock-settled PSUs.

In addition, we make discretionary retirement contributions to certain of our senior executives’ accounts in the Deferred Compensation Plan (“DCSP Contributions”). The Talent & Compensation Committee reviews the DCSP Contributions annually and may change the amounts or discontinue the contributions at any time. Each DCSP Contribution is a fixed dollar amount that depends on the participant’s position in the organization, among other considerations. Unless otherwise specified, DCSP Contributions vest in one of four ways: (1) upon a participant satisfying the age and service requirements necessary to qualify for retirement; (2) in the event of death or disability, the retirement contributions vest immediately; (3) if a participant’s employment is terminated “without cause,” the retirement contributions vest immediately but are not available to the participant until the earlier of the fifth anniversary of the termination date or the date the participant would have become eligible for retirement; or (4) if we complete a transaction that is deemed a change in control, all retirement contributions vest immediately and may be paid out depending upon the original election of the participant. Mr. Vander Ark received contributions of $100,000 in 2023 and 2022 and $65,000 in 2021. Ms. Ellingsen and Messrs. Bales, DelGhiaccio and Stuart each received a contribution of $65,000 in 2021, 2022 and 2023. Mr. Brummer received a contribution of $55,000 in 2021, 2022 and 2023.

The individual contributions of the participating NEOs, including earnings on those contributions and total account balances as of the end of 2023, are shown in the “Nonqualified Deferred Compensation in 2023” table on page 85. Republic’s matching contributions and the DCSP contributions are shown in the “All Other Compensation for 2023” table on page 79.

MODEST PERQUISITES

With the exception of (1) certain gross-up payments pursuant to our relocation policy that are applicable to all eligible employees, (2) a stipend to cover a portion of monthly health club dues that is offered on the same terms to all employees at our corporate office, (3) concierge medical services available to vice presidents, senior vice presidents, and executive vice presidents in our corporate office for a nominal charge paid by the Company, and (4) a medical physical exam benefit offered to our senior leadership team, including our NEOs, Republic generally does not offer perquisites or other personal benefits other than the aircraft usage discussed below. All associated relocation expenses, if any, are reported in the “All Other Compensation for 2023” table on page 79. We also do not provide any additional cash compensation to any of the NEOs to reimburse them for income tax liability as a result of the receipt of any cash or equity compensation, benefit or perquisite. Our CEO may use our airplane for non-business travel. Other NEOs may use our airplane for non-business travel if the CEO is aboard. On a quarterly basis, the Audit Committee reviews the non-business use of our airplane by our CEO and other NEOs for reasonableness. The amount reflected in the “All Other Compensation for 2023” table as “Perquisites and Other Personal Benefits” includes the incremental cost of providing aircraft to an NEO for non-business travel.

Other Compensation Policies

STOCK OWNERSHIP GUIDELINES

The Board recognizes the importance of equity ownership by our executives to further link their interests with shareholders’ interests. Accordingly, the Board maintains stock ownership guidelines for all senior management employees (defined as President and CEO, Chief Operating Officer, Chief Financial Officer, and Chief Legal Officer, and any Executive Vice President, Senior Vice President, Vice President, Area President, and Market Vice President). The guidelines require that senior

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management employees achieve compliance with the ownership guidelines within five years of becoming a covered employee and maintain their ownership level thereafter. Shares included in the calculation to assess compliance with the ownership guidelines include shares owned outright and through certain trusts, shares held in the 401(k) plan, and vested stock equivalents held in the DCP.

NAME	MULTIPLE OF SALARY REQUIRED	IN COMPLIANCE OR ON TRACK
Jon Vander Ark	5x	Yes
Brian M. DelGhiaccio	3x	Yes
Brian A. Bales	3x	Yes
Gregg K. Brummer	3x	Yes
Catharine D. Ellingsen	3x	Yes

SECURITIES TRADES BY EMPLOYEES

Executive management and the Board take seriously their responsibilities and obligations to exhibit the highest standards of behavior relative to buying and selling Republic stock. All transactions by any director or officer as defined by Section 16 of the Exchange Act (“Insiders”) must be pre-cleared by the Chief Legal Officer. Further, Insiders and other Company representatives are prohibited from trading any Republic stock while in possession of material non-public information and are generally prohibited from trading any Republic stock during quarterly blackout periods.

Additionally, our insider trading policy prohibits all Insiders, and members of their immediate family, from engaging in the following transactions relating to Republic securities or derivatives of Republic securities:

•	purchasing or selling puts or calls;
•	short sales;
•	placing standing orders, other than under approved 10b5-1 plans;
•	engaging in short-term or “in-and-out” trading;
•	holding Republic securities or derivatives of Republic securities in a margin account; and
•	pledging Republic securities or derivatives of Republic securities.

REVISED COMPENSATION RECOUPMENT (CLAWBACK) POLICY

Our Board established a Clawback Policy to encourage sound financial reporting and increase individual accountability and updated it in 2022 and 2023 to expand the triggering events to include additional Covered Events, as defined below, and conform to SEC rules and NYSE listing standard changes. As more fully described in our revised Clawback Policy, which is available on our website on the Investors page under Corporate Governance and filed as an exhibit to our Form 10-K:

•	the policy applies to Republic’s officers as defined by Rule 16(a)-1(f) under the Exchange Act and other members of the Company’s senior leadership team (“Covered Officers”);
•	the policy applies to all short- and long-term incentives and bonuses, stock options, PSUs, RSUs and other stock and stock-based awards (“Incentive Compensation”);
•

the policy is triggered by an accounting restatement we must make due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (a “Restatement”) or another defined “Covered Event”, which includes conviction of certain crimes, a material violation of Company policies, rules, or guidelines, a breach of fiduciary duty or violation of a restrictive covenant and other conduct by a Covered Officer that exposes Republic to serious actual or potential injury;

•

if a Restatement occurs, the Talent & Compensation Committee generally must seek to claw back vested and unvested Incentive Compensation, including gains on equity, during the 3-year period preceding the Restatement date to the extent such Incentive Compensation exceeds what would have been paid to the Covered Officer under the restated financial statements; and

•

If a Covered Event occurs, the Talent & Compensation Committee may review all Incentive Compensation, and seek to require the forfeiture or repayment of the award, vesting or amount of Incentive Compensation, in whole or in part, vested or unvested and including gains on equity, during the 3-year period preceding the Covered Event.

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Compensation Process

COMPARATOR GROUP

The Talent & Compensation Committee, in consultation with its independent compensation consultant, annually reviews the composition of the Peer Group used as a reference for executive compensation decisions.

The Talent & Compensation Committee considers data and analyses prepared by its independent compensation consultant based on our current and prior performance, and the historical NEO pay and the appropriateness of that compensation compared to the NEO compensation in the Peer Group. The Talent & Compensation Committee also considers general compensation surveys compiled by external consulting firms and takes into account recommendations of our CEO for executives other than himself. The Talent & Compensation Committee uses the Peer Group and other surveys as a reference but does not target a specified percentile of compensation to be paid. After taking into account all data, and factors such as Company performance and an individual’s contribution, experience and potential, the Talent & Compensation Committee makes compensation decisions. Based on the independent consultant’s analysis, our CEO’s 2023 Target TDC was positioned near the 51st percentile of the Peer Group.

EVALUATING COMPANY AND EXECUTIVE PERFORMANCE

The Talent & Compensation Committee, after consulting with the Board and management, has established a process for evaluating Republic’s performance, as well as the performance of each of our executive officers. Each year, the Talent & Compensation Committee approves strategic, financial and sustainability objectives for the executive officers for the upcoming year and for the long term. It also reviews and evaluates the performance against these strategic and financial objectives for the prior year and reviews the interim progress on all open three-year performance periods under the PSUs. Our CEO provides his assessment of the performance against the strategic objectives and on the individual contributions of the executive officers. The Talent & Compensation Committee considers all of these factors in reaching its compensation decisions. The Talent & Compensation Committee routinely meets in executive session without the presence of any management when considering compensation matters.

EVALUATING COMPANY AND EXECUTIVE PERFORMANCE

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT AND OTHER ADVISORS

Since 2003, the Talent & Compensation Committee has retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) to assist with its review of compensation for the NEOs and other related matters. The Talent & Compensation Committee retains Pearl Meyer directly, supervises all work done by Pearl Meyer, and reviews and approves all work invoices. While Pearl Meyer provides data and analyses and makes recommendations on the form and amount of compensation, the Talent & Compensation Committee makes all decisions regarding the compensation of our NEOs.

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During 2023, Pearl Meyer advised the Talent & Compensation Committee on a variety of subjects, including compensation plan design and trends, pay-for-performance analytics, Peer Group benchmarking and other related matters. Pearl Meyer reports directly to the Talent & Compensation Committee, participates in meetings as requested and communicates with the Talent & Compensation Committee chair between meetings, as necessary. Pearl Meyer also provides advice to the Governance Committee and its chair regarding director compensation. Pearl Meyer did not provide any other services during 2023 and is considered independent and free from conflict under the Dodd-Frank Wall Street Reform and Consumer Protection Act and associated standards set forth by the SEC and NYSE.

The Talent & Compensation Committee also may use market data provided by Aon Radford, Mercer and Willis Tower Watson for benchmarking and other purposes. This benchmarking data consists of information that is generally available to other Aon Radford, Mercer, and Willis Tower Watson clients. None of these consulting firms made recommendations to the Talent & Compensation Committee or management on peer group composition or on the form, amount or design of executive or director compensation in 2023.

Other Considerations

EMPLOYMENT AGREEMENTS AND EXECUTIVE SEPARATION POLICY

Except in limited circumstances, Republic does not enter into employment agreements. Our NEOs do not have employment agreements but instead are eligible to participate in the Executive Separation Policy. They also have non-competition and non-solicitation agreements with Republic. For more information regarding the employment agreements and Executive Separation Policy, see “Executive Compensation — Employment Agreements and Post-Employment Compensation.

Timothy Stuart was our Executive Vice President, Chief Operating Officer until August 17, 2023 when his employment terminated. The circumstances giving rise to Mr. Stuart’s departure did not involve operations, strategy, or any accounting matters, financial statements, financial disclosures or related disclosure controls and procedures. Mr. Stuart’s employment terminated as a result of the concern that he could no longer be fully effective in his role as Chief Operating Officer. Due to Mr. Stuart’s numerous contributions to the business over the years, the decision was made to provide him certain separation payments and benefits described in the CD&A. In exchange for those payments and benefits, Mr. Stuart released the Company from any and all legal claims (with certain limited exceptions), and agreed to certain confidentiality, non-disparagement, cooperation, assistance, and liquidated damages provisions. Mr. Stuart also agreed to continue to be bound by certain non-competition, non-solicitation and confidentiality obligations pursuant to a pre-existing agreement with the Company.

ANNUAL RISK ASSESSMENT

Management conducted a risk assessment of Republic’s policies and programs relating to the compensation of employees, including those that apply to our executive officers. In particular, management considered the following factors of our compensation policies, practices and programs: the Talent & Compensation Committee’s robust governance controls; our balanced mix of long-term and short-term programs; our use of objective standards that are applied consistently from year to year; peer group benchmarking for stock performance; caps on PSU awards and annual incentives to limit windfalls; and clawback provisions designed to recoup compensation in circumstances set forth in the Company’s clawback policy.

Management discussed the findings of the risk assessment with the Talent & Compensation Committee. Based on the assessment, we believe that our compensation policies and practices create an appropriate balance between our base salary compensation, short-term incentive compensation and long-term incentive compensation, thereby reducing the possibility of imprudent risk-taking and that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Republic.

EQUITY USAGE (BURN RATE AND DILUTION)

Under our 2021 Stock Incentive Plan, as approved by our shareholders in May 2020 (the “SIP”), the total number of shares of equity-based awards granted in 2023 was approximately 0.09% of the diluted weighted average number of shares outstanding for the year and within the limitations set by the SIP. As of December 31, 2023, the total number of shares that could be issued under the SIP, and all predecessor plans, was approximately 3.7% of the diluted weighted average number of shares outstanding for the year. Republic’s diluted EPS reflects all potentially dilutive shares.

Talent & Compensation Committee Interlocks and Insider Participation

Messrs. Handley, Larson, Snee and Tyler and Ms. Weymouth served as members of the Talent & Compensation Committee during 2023. No member of the Talent & Compensation Committee is, or has ever been, an officer or employee of Republic. During 2023, none of our NEOs served as a member of the Talent & Compensation Committee (or other board committee performing equivalent functions) or as a director of another entity where an executive officer of such entity served either on our Board or on our Talent & Compensation Committee.

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Talent & Compensation Committee Report

The following statement made by the Talent & Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under either of these Acts.

The Talent & Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Talent & Compensation Committee recommended to the Board that this CD&A be included in this Proxy Statement.

Submitted by the Talent & Compensation Committee as of March 26, 2024:

Thomas W. Handley (Chair)

Michael Larson

James P. Snee

Brian S. Tyler

Katharine B. Weymouth

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2023 Summary Compensation Table

The following Summary Compensation Table shows information about the compensation we paid to our CEO, CFO and other named executive officers during 2023, 2022 and 2021. We refer to the individuals shown in the table below as the named executive officers (“NEOs”). In addition, under SEC rules we are required to report the compensation received by Mr. Stuart, who was our Executive Vice President, Chief Operating Officer until August 17, 2023, when his employment terminated.

NAME AND PRINCIPAL 2023 POSITIONS	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Jon Vander Ark(4)	2023	1,113,077	7,842,000	2,594,515	262,466	11,812,059
President and Chief Executive Officer	2022	1,075,000	5,660,534	2,849,000	250,787	9,835,321
	2021	906,539	4,613,538	2,191,780	161,803	7,873,660
Brian M. DelGhiaccio	2023	633,923	2,236,141	949,979	112,978	3,933,021
Executive Vice President, Chief Financial Officer	2022	610,866	1,837,795	1,380,550	106,877	3,936,088
	2021	569,308	1,485,304	1,132,033	94,760	3,281,405
Brian A. Bales(5)	2023	513,385	1,173,853	683,276	104,416	2,474,930
Executive Vice President, Chief Development Officer	2022	509,423	1,033,815	769,600	104,150	2,416,988
	2021	—	—	—	—	—
Gregg K. Brummer (6)	2023	500,218	831,468	685,844	85,860	2,103,389
Executive Vice President, Chief Operating Officer	2022	—	—	—	—	—
	2021	—	—	—	—	—
Catharine D. Ellingsen	2023	571,231	1,853,145	760,628	112,248	3,297,252
Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer and Corporate Secretary	2022	558,077	1,476,037	843,600	111,230	2,988,944
	2021	544,654	1,474,013	872,000	100,268	2,990,935
Timothy E. Stuart(7)	2023	461,039	2,664,283	600,687	1,577,394	5,303,403
Former Executive Vice President, Chief Operating Officer	2022	680,481	2,334,395	1,157,176	109,672	4,281,724
	2021	664,481	2,368,419	1,197,000	98,529	4,328,429

(1)	Amounts reflect base salary paid in the year.
(2)

Included in the Stock Awards column are the grant date fair values of RSU and PSU awards granted in 2023, 2022 and 2021, determined in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the fiscal year ended December 31, 2023 for a discussion of the relevant assumptions used in calculating grant date fair value. The amounts shown in the table above reflect grant date fair value and may not correspond to the actual value that will be realized by the NEOs. For purposes of calculating the grant date fair value of PSU awards, we have assumed that we will achieve target performance levels.

(3)

The amounts shown for each of the years reflect the annual cash incentive earned for the year and, if applicable, the three-year long-term cash incentive earned for the performance cycle that ended in that year.

(4)	Mr. Vander Ark was named President and Chief Executive Officer effective June 25, 2021.
(5)	Mr. Bales was not an NEO in 2021.
(6)	Mr. Brummer was named Executive Vice President, Chief Operating Officer effective August 18, 2023. Mr. Brummer was not an NEO in 2021 and 2022.
(7)	Mr. Stuart’s compensation for 2023 was prorated to August 17, 2023, his date of termination.

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All Other Compensation for 2023

NAME	Matching Contribution to 401(k) Plan ($)	Matching Contribution to Deferred Compensation Plan ($)	Retirement Contribution to Deferred Compensation Plan ($)	Value of Life Insurance Premiums ($)	Perquisites and Other Personal Benefits ($)(1)	Other Taxable ($)(2)	Total ($)(3)
Jon Vander Ark	13,200	98,264	100,000	760	50,242	—	262,466
Brian M. DelGhiaccio	13,200	34,088	65,000	690	—	—	112,978
Brian A. Bales	13,200	25,648	65,000	568	—	—	104,416
Gregg K. Brummer	13,200	17,105	55,000	555	—	—	85,860
Catharine D. Ellingsen	13,200	33,422	65,000	626	—	—	112,248
Timothy E. Stuart	13,200	38,421	65,000	503	—	1,460,270	1,577,394
(1)

Includes perquisites and personal benefits received by an NEO, to the extent that the total value of such perquisites and personal benefits was at least $10,000. The amounts shown for Mr. Vander Ark reflect the incremental cost of providing Company-owned aircraft for non-business travel. This valuation differs from the valuation under applicable tax guidelines. Aggregate incremental cost includes the cost of in-flight catering, landing and ground handling fees, hangar or parking costs, and fuel costs based on the average annual cost of fuel per hour flown. Fixed costs that do not change based on usage are not included.

(2)

For Mr. Stuart, All Other Compensation for 2023 includes the following payments associated with his separation agreement: $1,420,000 for severance and $40,270 for continuation of health plan benefits under COBRA.

(3)

NEOs and other executives are entitled to participate in a concierge medical services program at an estimated cost per participant of $162. The cost is paid by the Company on behalf of the participant, and it is not included in the table shown above. Our NEOs and other members of our senior leadership team also participate in a medical physical exam program. The cost is paid by the Company on behalf of the participant, and is not included in the table shown above.

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Grants of Plan-Based Awards in 2023

The following table sets forth information concerning each grant of an award to an NEO during the year ended December 31, 2023 under the Executive Incentive Plan or the SIP. Information regarding our awards under these plans also is included in our Compensation Discussion & Analysis.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(4)(5)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(6) ($)
NAME	Award Type (1)	Grant Date		Threshold ($)(2)	Target ($)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)
Jon Vander Ark	RSUs	2/17/2023								17,430	2,300,063
	PSUs	2/17/2023					9,473	37,891	56,837		5,541,938
	Annual Cash Incentive			201,250	1,610,000	3,220,000
Brian M. DelGhiaccio	RSUs	2/17/2023								4,850	640,006
	PSUs	2/17/2023					2,728	10,913	16,370		1,596,135
	Annual Cash Incentive			73,688	589,500	1,179,000
Brian A. Bales	RSUs	2/17/2023								3,183	420,029
	PSUs	2/17/2023					1,289	5,154	7,731		753,824
	Annual Cash Incentive			53,000	424,000	848,000
Gregg K. Brummer	RSUs	2/17/2023 8/25/2023	(8)							1,516 2,055	200,051 271,178
	PSUs	2/17/2023					616	2,463	3,695		360,238
	Annual Cash Incentive			66,938	535,500	1,071,000
Catharine D. Ellingsen	RSUs	2/17/2023								6,063	800,073
	PSUs	2/17/2023					1,800	7,200	10,800		1,053,072
	Annual Cash Incentive			59,000	472,000	944,000
Timothy E. Stuart(7)	RSUs	2/17/2023								5,911	780,016
	PSUs	2/17/2023					3,221	12,883	19,325		1,884,268
	Annual Cash Incentive			79,875	639,000	1,278,000
(1)

All equity awards granted in 2023 were granted under the SIP. For all NEOs, the annual cash incentive award was granted under the Executive Incentive Plan. For further details regarding annual compensation, see “Executive Compensation — Components of Executive Compensation.” The RSU awards shown above are scheduled to vest in equal annual installments over four years, beginning on the first anniversary of the grant date. The PSU awards shown above are scheduled to vest at the end of the three-year performance period based on performance for the 2023-2025 period.

(2)

This column shows the annual cash incentive payouts that would be earned if the minimum performance level were achieved. If at least the minimum level of performance is not achieved, no payout is made.

(3)	If the maximum level of performance is achieved under the annual cash incentive plan, the maximum payout would be 200% of target.
(4)

Represents the potential number of shares earned based on achievement of performance criteria for PSU awards granted under the SIP. The earned number of shares is payable half in cash and half in shares for all NEOs. No exercise price or other consideration is paid by the NEOs with respect to PSU awards. The PSU award measurement period is the three-year period beginning January 1, 2023 and ending December 31, 2025. PSUs accrue dividend equivalents, which are paid out based on the number of shares actually earned, if any, at the end of the performance period. If at least the minimum level of performance is not achieved, no payout will be made. See “Executive Compensation — Components of Executive Compensation” for further details regarding PSUs.

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(5)

Included in the Estimated Future Payouts Under Equity Incentive Plan Awards column are the grant date fair values of RSU and PSU awards granted in 2023, 2022 and 2021, determined in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the fiscal year ended December 31, 2023 for a discussion of the relevant assumptions used in calculating grant date fair value. The amounts shown in the table above reflect grant date fair value and may not correspond to the actual value that will be realized by the NEOs. For purposes of calculating the grant date fair value of PSU awards, we have assumed that we will achieve target performance levels.

(6)

The value of PSUs will differ from the grant date fair value of PSUs shown in the Long-Term Incentive Awards table. A portion of the grant date fair value of PSUs shown here reflects total shareholder return relative to the S&P 500, and is based on a Monte Carlo valuation model.

(7)

Pursuant to the terms of Mr. Stuart’s separation agreement, Mr. Stuart is entitled to (a) the prorated amount of any 2023 annual cash incentive; (b) vesting in a prorated portion of any PSU awards earned in respect of the 2021-2023 performance period, payable in accordance with the terms of the award agreement; and (c) continued vesting of any Company equity awards, including restricted stock unit awards, outstanding on the date of termination, for a period of one year following the termination date. Mr. Stuart relinquished the right to receive all other PSU awards, restricted stock units or other equity awards of the Company.

(8)	In connection with his promotion to Executive Vice President, Chief Operating Officer in August 2023, Mr. Brummer was granted a one-time RSU award on August 25, 2023.

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Outstanding Equity Awards at Fiscal Year End

The following table reflects RSU and PSU awards granted to the NEOs that were outstanding as of December 31, 2023.

STOCK AWARDS(1)(2)
NAME	Grant Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan: Market or Payout Value of Unearned Shares, Units or Rights that Have Not Vested ($)
Jon Vander Ark	2/14/2020	2,115	348,785	—	—
	2/23/2021	5,853	965,218	28,354	4,675,858
	6/25/2021	1,907	314,483	8,125	1,339,894
	2/11/2022	10,883	1,794,716	34,252	5,648,497
	2/17/2023	17,615	2,904,890	38,415	6,335,018
Brian M. DelGhiaccio (3)	2/14/2020	686	113,128	—	—
	6/1/2020	621	102,409	—	—
	2/23/2021	3,368	555,417	10,937	1,803,621
	2/11/2022	3,843	633,749	10,702	1,764,867
	2/17/2023	4,901	808,224	11,065	1,824,729
Brian A. Bales (4)	2/14/2020	992	163,591	—	—
	2/23/2021	2,340	385,889	8,101	1,335,936
	2/11/2022	2,561	422,335	5,482	904,037
	2/17/2023	3,217	530,515	5,224	861,490
Gregg K. Brummer	2/14/2020	530	87,402	—	—
	2/23/2021	1,463	241,263	4,389	723,790
	2/11/2022	9,818	1,619,086	2,784	459,109
	2/17/2023	1,532	252,642	2,497	411,780
	8/25/2023	2,062	340,044	—	—
Catharine D. Ellingsen	2/14/2020	1,479	243,902	—	—
	2/23/2021	3,365	554,922	10,802	1,781,358
	2/11/2022	3,745	617,588	7,707	1,270,961
	2/17/2023	6,127	1,010,404	7,300	1,203,843
Timothy E. Stuart	2/14/2020	1,980	326,522	—	—
	2/23/2021	2,194	361,813	17,286	2,850,634
	2/11/2022	1,600	263,856	—	—
	2/17/2023	1,493	246,211	—	—

(1)	The values of the RSUs and PSUs are based on $164.91 per share, which was the closing price of Republic’s stock on December 29, 2023, the last trading day of our fiscal year.
(2)

Includes PSUs for the 2022-2024 and 2023-2025 performance periods. Subsequent to the end of a performance period, PSU payouts are generally made in March of the succeeding year after the Talent & Compensation Committee has determined the achievement of performance metrics. The PSUs for 2021-2023 performance period are not included in the table as they are considered vested as of December 31, 2023 for proxy statement disclosure purposes; instead, such PSUs are included in the “Option Exercises and Stock Vested In 2023” table.

(3)	Mr. DelGhiaccio deferred 50% of his RSU award granted in 2021 and 2022 and 25% of his stock-settled PSUs granted in 2021.
(4)	Mr. Bales deferred 100% of his RSU award granted in 2021, 2022 and 2023 and 100% of his PSU award granted in 2021 and 2022.

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The vesting dates and number of shares vesting for the RSUs and PSUs are shown in the following table.

	RSUs		PSUs
NAME	Vesting Date	Shares Vesting	Vesting Date	Shares Vesting
Jon Vander Ark	2/11/2024	3,627	12/31/2024	34,252
	2/14/2024	2,115	12/31/2025	38,415
	2/17/2024	4,403
	2/23/2024	2,926
	6/25/2024	953
	2/11/2025	3,627
	2/17/2025	4,403
	2/23/2025	2,926
	6/25/2025	953
	2/11/2026	3,629
	2/17/2026	4,404
	2/17/2027	4,404
Brian M. DelGhiaccio	2/11/2024	1,280	12/31/2024	10,702
	2/14/2024	686	12/31/2025	11,065
	2/17/2024	1,225
	2/23/2024	841
	6/1/2024	621
	2/11/2025	1,280
	2/17/2025	1,225
	2/23/2025	1,684
	2/11/2026	1,281
	2/17/2026	1,225
	2/17/2027	1,226
Brian A. Bales	2/11/2024	853	12/31/2024	5,482
	2/14/2024	992	12/31/2025	5,224
	2/17/2024	803
	2/23/2024	1,170
	2/11/2025	853
	2/17/2025	804
	2/23/2025	1,170
	2/11/2026	855
	2/17/2026	805
	2/17/2027	805

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The vesting dates and number of shares vesting for the RSUs and PSUs are shown in the following table (continued from prior page).

	RSUs		PSUs
NAME	Vesting Date	Shares Vesting	Vesting Date	Shares Vesting
Gregg K. Brummer	2/11/2024	427	12/31/2024	2,784
	2/14/2024	530	12/31/2025	2,497
	2/17/2024	382
	2/23/2024	731
	8/25/2024	515
	2/11/2025	427
	2/11/2025	8,535
	2/17/2025	382
	2/23/2025	731
	8/25/2025	515
	2/11/2026	427
	2/17/2026	382
	8/25/2026	515
	2/17/2027	383
	8/25/2027	517
Catharine D. Ellingsen	2/11/2024	1,248	12/31/2024	7,707
	2/14/2024	1,479	12/31/2025	7,300
	2/17/2024	1,531
	2/23/2024	1,682
	2/11/2025	1,248
	2/17/2024	1,531
	2/23/2025	1,682
	2/11/2026	1,249
	2/17/2026	1,532
	2/17/2027	1,532
Timothy E. Stuart	2/11/2024	1,600
	2/14/2024	1,980
	2/17/2024	1,493
	2/23/2024	2,194

PSUs and RSUs Vested in 2023

The following table reflects the vesting of previously granted RSUs and PSUs for each of the NEOs during the year ended December 31, 2023. The value represented by the vesting of the RSUs or PSUs is based on the closing price of our stock on the vesting date.

	STOCK AWARDS(1)
NAME	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Jon Vander Ark	66,595	11,298,609
Brian M. DelGhiaccio	21,192	3,549,044
Brian A. Bales	16,442	2,712,740
Gregg K. Brummer	8,689	1,475,570
Catharine D. Ellingsen	22,311	3,666,270
Timothy E. Stuart	33,597	5,601,325

(1)

Other than for Mr. Brummer, the amounts reflected in this table include the vesting in 2023 of PSUs granted for the 2021-2023 performance period. Upon vesting, 50% of the PSU awards settled in cash on February 6, 2024, and 50% of the PSU awards settled in shares on March 1, 2024. For Mr. Brummer, upon vesting, 100% of the PSU award settled in shares on March 1, 2024.

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Nonqualified Deferred Compensation in 2023

The following table reflects information concerning the participation of our NEOs in our nonqualified Deferred Compensation Plan. For a description of that plan, see “Executive Compensation — Compensation Discussion & Analysis — Components of Executive Compensation — Deferred Compensation Plan and Deferred Compensation Savings Program Contributions.”

NAME	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Jon Vander Ark	198,248	198,264	848,031		4,953,753
Brian M. DelGhiaccio	608,882	99,088	1,298,466	(24,983)	6,904,659
Brian A. Bales	862,196	90,648	4,307,788		18,579,879
Gregg K. Brummer	321,614	82,105	588,929		3,833,490
Catharine D. Ellingsen	83,426	98,422	1,121,022		5,254,290
Timothy E. Stuart	77,388	38,421	1,455,160		7,345,835

(1)	All amounts contributed to the DCP by the NEOs in 2023 have been included in the Summary Compensation Table as Salary, Stock Awards or Non-Equity Incentive Plan Compensation.
(2)

This column includes retirement contributions of $100,000 for Mr. Vander Ark, $65,000 for each of Ms. Ellingsen and Messrs. DelGhiaccio, Bales and Stuart and $55,000 for Mr. Brummer that were made by Republic to the plan on behalf of the executive. These amounts vest in accordance with the terms of the plan described in the CD&A. All other amounts in this column relate to matching contributions made by Republic during 2024 that are attributable to 2023 executive contributions.

(3)

For deferrals of RSUs and stock-settled PSUs, earnings are calculated based on the change in the price of our common stock during 2023. For cash deferrals, earnings are calculated based on the performance of the measurement funds selected by the participants.

(4)

For Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio and Stuart, these amounts include the following amounts reported as compensation in 2021 and 2022 in the Summary Compensation Table: Mr. Vander Ark: $267,898; Mr. DelGhiaccio: $736,462; Ms. Ellingsen: $167,587; and Mr. Stuart: $1,933,826. For Mr. Bales, this amount includes $891,919 reported as compensation in 2022.

Employment Agreements and Post-Employment Compensation

We do not have employment agreements with any of our NEOs.

On August 26, 2023, the Company and Mr. Stuart entered into an agreement regarding the terms of his separation of employment with the Company as of August 17, 2023 (the “Effective Date”). Pursuant to the agreement, Mr. Stuart is entitled to the following payments and other benefits: 1) $1,420,000, to be paid in equal installments over a 24-month period beginning 60 days after the Effective Date; 2) a prorated amount of any 2023 annual bonus earned in accordance with the Company’s Executive Incentive Plan, payable at the same time as bonuses are paid to other executive officers; 3) vesting in a prorated portion of any PSU awards earned in respect of the 2021-2023 performance period, payable in accordance with the terms of the award agreement; 4) continued vesting of any Company equity awards, including restricted stock unit awards, outstanding on the Effective Date, for a period of one year following the Effective Date; and 5) continuation of Company health plan benefits for up to two years if Mr. Stuart elects to continue coverage under COBRA. In exchange for the payments and benefits, Mr. Stuart has released the Company from any and all claims (with certain limited exceptions), agreed to certain confidentiality, non-disparagement, cooperation and assistance, and liquidated damages provisions, and agreed to continue to be bound by certain non-competition, non-solicitation and confidentiality obligations pursuant to a pre-existing agreement with the Company.

EXECUTIVE SEPARATION POLICY

The Talent & Compensation Committee adopted a revised Executive Separation Policy (the “Separation Policy”) in February 2023 to ensure we are able to attract and retain the most qualified and capable professionals to serve in key executive positions to maximize the value of Republic for the benefit of our shareholders. The Separation Policy is in effect for our Executive Officers, each Executive Vice President who is not an Executive Officer, and each Senior Vice President, Area President and Vice President. The Talent & Compensation Committee may, in its discretion, make the Separation Policy applicable to other members of management.

Each of our current NEOs (collectively, the “Covered Executives”) participate in our Separation Policy. Severance benefits under the Separation Policy are subject to the following requirements: (1) having an agreement containing non-solicitation, confidentiality and arbitration provisions and, if appropriate, a non-competition provision (which each has done);

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(2) executing a separation agreement containing a full release of legal claims; (3) refraining from disparaging Republic following their employment with us; and (4) providing reasonable cooperation and assistance concerning legal or business matters as requested by Republic following their employment.

UNDER THE SEPARATION POLICY, TOGETHER WITH THE APPLICABLE PLANS AND AWARD AGREEMENTS, THE COVERED EXECUTIVE WILL RECEIVE THE FOLLOWING COMPENSATION FOR EACH RESPECTIVE SCENARIO:

Death: Upon the Covered Executive’s death:

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•

the Covered Executive’s annual cash incentive awards will vest and be payable at target, except that any awards determined to be earned prior to death will be payable following the end of the applicable performance period at the actual amount to be determined;

•	the Covered Executive’s outstanding equity awards will immediately vest;

•	the Covered Executive’s earned PSUs will vest on a prorated schedule; and

•	the Covered Executive’ s qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Disability: If the Covered Executive’s employment is terminated due to disability:

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•

the Covered Executive’s annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Talent & Compensation Committee, based on actual Company performance, payable following the end of the performance period, except that any awards determined to be earned prior to any disability will be payable following the end of the applicable performance period at the actual amount to be determined;

•	the Covered Executive’s outstanding equity awards will immediately vest;

•	the Covered Executive’s earned PSUs will vest on a prorated schedule; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Without Cause by the Company: If the Covered Executive’s employment is terminated without cause (as such term is defined in the Separation Policy):

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•	the Covered Executive will receive continued base salary for two years (provided that Mr. Vander Ark would receive continued base salary plus target annual bonus for two years);

•

except for Mr. Vander Ark, all annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Talent & Compensation Committee, based on actual Company performance, payable following the end of the performance period;

•	the Covered Executive’s outstanding equity awards will continue to vest for up to one year following termination;

•	the Covered Executive’s earned PSUs will vest on a prorated schedule; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans for up to two years.

Without Cause by the Company or by the Covered Executive for Good Reason – Change in Control: If the Covered Executive’s employment is terminated without cause or by the Covered Executive for good reason (as such terms are defined in the Separation Policy) within one year after a change in control, then:

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•

the Covered Executive will receive a lump sum payment in the amount of two times the sum of the current base salary and the target annual cash incentive award for the year in which termination occurs, payable six months following termination;

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•	all annual cash awards outstanding as of the change in control will vest and become payable at target no later than ten days following the change in control;

•	all PSUs outstanding as of the termination date will vest and become payable at target and without proration;

•	the Covered Executive’s outstanding equity, including RSUs outstanding as of the termination date, will immediately vest; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans for up to two years.

For Cause by the Company or if the Covered Employee Resigns Without Good Reason: If the Covered Executive is terminated for cause by Republic or resigns without good reason:

•	the Covered Executive will receive all base salary earned, but not yet paid;

•

the Covered Executive will receive the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts if the Covered Executive meets the definition of “retirement”, as defined by the DCP; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

The Talent & Compensation Committee may use its discretion to make post-termination payments to executive officers that may not be required pursuant to the terms of the Separation Policy if such payments are determined to be in Republic’s best interests.

RETIREMENT

Upon satisfying Republic’s definition of “retirement” and providing proper notice to the Company:

•	the NEO will receive all base salary earned, but not yet paid;

•	the NEO’s outstanding RSUs will immediately vest;

•	the NEO’s earned PSUs will vest in full; and

•	the Covered Executive and his or her qualified beneficiaries will receive continuation coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Additionally, Republic will pay the employer contributions to the DCP made on the executive’s behalf and earnings on those amounts if the executive meets the definition of “retirement”, as defined by the DCP, and will provide continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

POTENTIAL PAYMENTS UPON TERMINATION

Described below is the post-employment consideration payable to Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Bales and Brummer under applicable policies in the event of a covered termination, and assuming the specified events occurred on December 31, 2023. We have not quantified the estimated welfare benefits payable because we do not believe any estimates would be meaningful. Mr. Stuart is not shown in this table because his employment terminated effective August 17, 2023.

We can terminate an NEO’s employment without cause at any time. Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Bales and Brummer can terminate their employment for good reason during the one-year period following a change in control if we reduce their salary or incentive opportunity or title, or we materially reduce their duties or responsibilities.

For purposes of the calculations in the following table related to our common stock, the value of RSUs and the value of PSUs for the 2022-2024 and 2023-2025 performance periods is based on a price of $164.91, the closing price of our stock on December 29, 2023, the last trading day of our 2023 fiscal year. Also, because actual payouts for the 2022-2024 and 2023-2025 PSUs performance periods have not yet been determined, calculations based on actual payouts of such performance periods assume that payouts will be at target. The balance of Company contributions to the DCP that were not previously vested will become vested and payable in accordance with the terms of the DCP. The following table does not include amounts contributed by the executives into their DCP accounts.

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POTENTIAL PAYMENTS UPON TERMINATION TABLE(1,5)

NAME	DEATH		DISABILITY		COMPANY TERMINATION W/O CAUSE OR FOR GOOD REASON(5)		CHANGE IN CONTROL(8)		RETIREMENT(12)
Jon Vander Ark
Severance	—		—		5,280,000	(7)	5,520,000	(11)	—
COBRA	—		—		41,327		41,327		—
Stock Awards	19,803,907	(1)	19,803,907	(1)	15,826,677	(6)	22,987,465	(9)	—
Non Equity Incentive Plan	1,610,000	(2)	2,594,515	(4)	2,594,515	(4)	1,610,000	(10)	—
Deferred Compensation	1,206,076	(3)	1,206,076	(3)	1,206,076	(3)	1,206,076	(3)	—
TOTAL COMPENSATION PAYABLE	22,619,983		23,604,498		24,948,595		31,364,867		—
Brian M. DelGhiaccio
Severance	—		—		1,310,000	(7)	2,489,000	(11)	—
COBRA	—		—		37,654		37,654		—
Stock Awards	6,977,741	(1)	6,977,741	(1)	5,671,365	(6)	7,606,144	(9)	—
Non Equity Incentive Plan	589,500	(2)	949,979	(4)	949,979	(4)	589,500	(10)	—
Deferred Compensation	809,814	(3)	809,814	(3)	809,814	(3)	809,814	(3)	—
TOTAL COMPENSATION PAYABLE	8,377,054		8,737,534		8,778,811		11,532,111		—
Brian A. Bales
Severance	—		—		1,060,000	(7)	1,908,000	(11)	—
COBRA	—		—		30,944		30,944		—
Stock Awards	4,563,179	(1)	4,563,179	(1)	3,741,913	(6)	4,603,792	(9)	5,438,851	(13)
Non Equity Incentive Plan	424,000	(2)	683,276	(4)	683,276	(4)	424,000	(10)	683,276	(14)
Deferred Compensation	4,485,066	(3)	4,485,066	(3)	4,485,066	(3)	4,485,066	(3)	4,485,066	(3)
TOTAL COMPENSATION PAYABLE	9,472,245		9,731,521		10,001,199		11,451,802		10,607,193
Gregg K. Brummer
Severance	—		—		1,165,500	(7)	2,331,000	(11)	—
COBRA	—		—		41,327		41,327		—
Stock Awards	6,466,819	(1)	6,466,819	(1)	3,116,700	(6)	6,409,227	(9)	—
Non Equity Incentive Plan	535,500	(2)	685,844	(4)	685,844	(4)	535,500	(10)	—
Deferred Compensation	224,676	(3)	224,676	(3)	224,676	(3)	224,676	(3)	—
TOTAL COMPENSATION PAYABLE	7,226,996		7,377,340		5,234,047		9,541,730		—
Catharine D. Ellingsen
Severance	—		—		1,180,000	(7)	2,124,000	(11)	—
COBRA	—		—		43,849		43,849
Stock Awards	4,845,487	(1)	4,845,487	(1)	4,198,847	(6)	5,672,574	(9)	6,071,593	(13)
Non Equity Incentive Plan	472,000	(2)	760,628	(4)	760,628	(4)	472,000	(10)	760,628	(14)
Deferred Compensation	2,295,572	(3)	2,295,572	(3)	2,295,572	(3)	2,295,572	(3)	2,295,572	(3)
TOTAL COMPENSATION PAYABLE	7,613,059		7,901,687		8,478,897		10,607,996		9,127,793

(1)

Amounts include the prorated vesting in a portion of earned PSUs for the 2022-2024 and 2023-2025 performance periods (calculated using target for purposes of the table above) and the vesting in the full number of earned PSUs for the 2021-2023 performance period (based on the closing prices of our stock of $173.68 on February 6, 2024 for cash-settled PSUs and $183.64 on March 1, 2024 for stock-settled PSUs). Amounts also include the immediate vesting of outstanding RSUs.

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(2)	The amounts reflect the target 2023 annual cash incentive award.
(3)

This includes the employer contributions to the DCP made on the executive’s behalf and earnings on those amounts. The amount will be paid to the executive’s beneficiary upon the executive’s death. This amount does not include amounts that have been previously earned and deferred by the executive, nor does it include any unvested RSUs or PSUs that the executive has elected to defer (the early vesting of which is reflected in the “Stock Awards” row for each respective executive).

(4)	The amounts include the actual 2023 annual cash incentive award.
(5)	Absent a change in control, no NEO may terminate for “good reason”, and the consideration described in this column would only be provided in the event of a termination by the Company without cause.
(6)

For each of the NEOs, the table includes outstanding RSUs that will continue to vest for up to one year following termination. For each of the NEOs, Stock Awards include amounts for the prorated vesting in a portion of earned PSUs for the 2022-2024 and 2023-2025 performance periods (calculated using target for purposes of the table above) and the vesting in the full number of earned PSUs for the 2021-2023 performance period (based on the closing price of our stock of $173.68 on February 6, 2024 for cash-settled PSUs and $183.64 on March 1, 2024 for stock-settled PSUs).

(7)

For Mr. Vander Ark, the amount reflects continued base salary plus target annual bonus for two years. For Ms. Ellingsen and Messrs. Bales, Brummer and DelGhiaccio, the amounts reflect continued base salary for two years.

(8)	The payments set forth in this column assume a change in control and a termination without cause or a resignation for good reason occurring on December 31, 2023.
(9)	Amounts reflect target PSU awards for the 2021-2023, 2022-2024 and 2023-2025 performance periods and immediate vesting of outstanding RSU awards.
(10)	The amounts reflect target 2023 annual cash incentive award.
(11)

Amounts reflect a lump sum payment in the amount of two times the sum of current base salary and target annual cash incentive award for the year in which termination occurs, payable six months following termination.

(12)

As of December 31, 2023, Ms. Ellingsen and Mr. Bales have met the age and service requirements to be eligible for retirement, but they have not met the notice requirement to be eligible for retirement. The payments set forth in the table above assume that Ms. Ellingsen and Mr. Bales have met the notice requirement as of December 31, 2023.

(13)

Amounts reflect vesting in the full number of earned PSUs for the 2021-2023 performance period (based on the closing price of our stock of $173.68 on February 6, 2024 for cash-settled PSUs and $183.64 on March 1, 2024 for stock-settled PSUs), vesting in the full number of earned PSUs for the 2022-2024 and 2023-2025 performance periods (calculated using target for purposes of the table above) and the immediate vesting of outstanding RSUs upon retirement.

(14)	Amounts reflect actual 2023 annual cash incentive award for Ms. Ellingsen and Mr. Bales.

CEO Pay Ratio

We determined that the 2023 annual total compensation of the individual identified as our median compensated employee was $75,422; our CEO’s 2023 annual total compensation was $11,812,059, and the ratio of these amounts was 1-to-157.

The US Ecology acquisition changed our employee population and we reasonably believed these changes would significantly affect our pay ratio disclosure, so we selected a new median employee in 2023. To identify our median employee for purposes of this analysis, we made the following assumptions:

•	We included all individuals (excluding our CEO) employed on December 31, 2023 who had received a W-2 from the Company during 2023;
•	We utilized W-2, Box 5 payroll data for 2023 as our consistently applied compensation measure, annualizing pay for those individuals employed less than a full calendar year.

With respect to the annual total compensation of the median employee, we identified and calculated the elements of such employee’s compensation for 2023 in accordance with SEC rules.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following pay versus performance (“PVP”) table and related information, including “compensation actually paid” (as defined by the SEC and further described below) or “CAP”. For details about the Company’s pay-for-performance philosophy and how the Compensation Committee makes its decisions about executive pay, you should refer to the CD&A.
PVP Table

							Value of Initial Fixed $100 Investment Based On:
Year	SCT Total for PEO (Slager) (1)	CAP to PEO (Slager) (1) (2)	SCT total for PEO (Vander Ark) (3)	CAP to PEO (Vander Ark) (2) (3)	Average SCT Total for Non-PEO NEOs (4)	Average CAP to Non-PEO NEOs (4)	Total Shareholder Return	Peer Group (5) Total Shareholder Return	Net Income	Adjusted Free Cash Flow (6)
2023	N/A	N/A	$11,812,059	$18,708,726	$3,422,399	$3,808,678	$195.82	$147.45	$1,731.0	$1,985.1
2022	N/A	N/A	$9,835,321	$11,415,456	$3,405,936	$3,591,775	$151.08	$129.72	$1,487.6	$1,742.4
2021	$15,027,945	$35,683,981	$7,873,660	$18,049,268	$3,365,003	$6,844,632	$161.01	$142.01	$1,290.4	$1,515.2
2020	$12,937,163	$13,522,931	N/A	N/A	$3,126,908	$3,370,672	$109.52	$119.37	$967.2	$1,235.9
(1)
Reflects compensation for our former Chief Executive Officer, Mr. Slager, who served as our Principal Executive Officer (PEO) throughout 2020 and part of 2021 until his retirement effective June 25, 2021.

(2)	CAP is calculated by making the following adjustments from the SCT totals as follows:
PEOs:

Item and Value Added (Deducted)	2023 Vander Ark	2022 Vander Ark	2021 Vander Ark	2021 Slager	2020 Slager
Summary Compensation Table Total	$11,812,059	$9,835,321	$7,873,660	$15,027,945	$12,937,163
- SCT Stock Awards Column Value	($7,842,000)	($5,660,534)	($4,613,538)	($10,004,991)	($9,159,438)
+ Year-End Fair Value of Outstanding Equity Awards Granted in Covered Year	$9,643,993	$6,862,648	$8,543,250	$14,959,599	$7,904,205
+/- Change in Fair Value of Outstanding Equity Awards Granted in Prior Years	$2,669,353	($131,216)	$5,164,238	$4,211,103	$516,319
+/- Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year	$2,126,092	($686,831)	$902,692	$5,695,213	$503,251
+ Fair Value as of Vesting Date of Equity Awards Granted and Vested in Covered Year	$0	$0	$0	$4,521,132	$0
+ Average Value of Dividends Paid on Equity Awards not Otherwise Reflected in Fair Value of Total Compensation	$299,230	$1,196,068	$178,966	$1,273,980	$821,431
Compensation Actually Paid	$18,708,726	$11,415,456	$18,049,268	$35,683,981	$13,522,931
Average Non-PEO NEOs:

Item and Value Added (Deducted)	2023	2022	2021	2020
Summary Compensation Table Total	$3,422,399	$3,405,936	$3,365,003	$3,126,908
- SCT Stock Awards Column Value	($1,751,778)	($1,670,511)	($1,673,751)	($1,717,272)
+ Year-End Fair Value of Outstanding Equity Awards Granted in Covered Year	$1,550,800	$1,928,470	$3,219,620	$1,503,029
+/- Change in Fair Value of Outstanding Equity Awards Granted in Prior Years	$511,774	($75,670)	$1,458,159	$255,451
+/- Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year	$592,278	($232,884)	$380,189	$86,107
+/- Change in Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	($607,379)	$0	$0	$0
+ Average Value of Dividends Paid on Equity Awards not Otherwise Reflected in Fair Value of Total Compensation	$90,585	$236,434	$95,412	$116,450
Compensation Actually Paid	$3,808,678	$3,591,775	$6,844,632	$3,370,672
Pay versus performance measurement date fair values were determined based on the same methodology used for grant date fair value purposes. Restricted stock units were valued based on the closing stock price on the relevant measurement date. Performance stock units were valued using a fair value per share determined using a Monte Carlo model run on the relevant measurement date. On the vesting date, the final payout factor is applied to the closing stock price on that date.

(3)
Reflects compensation for our President and Chief Executive Officer, Mr. Vander Ark, who has served as our PEO since June 25, 2021. The compensation reflected includes Mr. Vander Ark’s pay as a non-PEO NEO in 2021.

(4)	The Company’s non-PEO NEOs for 2020-2023 were:
2020:     Brian M. DelGhiaccio, Catharine D. Ellingsen, Charles F. Serianni, Timothy E. Stuart and Jon Vander Ark

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2021:     Brian M. DelGhiaccio, Catharine D. Ellingsen, Jeffrey A. Hughes and Timothy E. Stuart
2022:     Brian M. DelGhiaccio, Brian A. Bales, Catharine D. Ellingsen and Timothy E. Stuart
2023:     Brian M. DelGhiaccio, Brian A. Bales, Gregg K. Brummer, Catharine D. Ellingsen and Timothy E. Stuart
(5)
The Company has used its peer group from the CD&A for purposes of this comparison. The companies that comprised
the peer group selected by the Talent & Compensation Committee in our CD&A were as follows:

Air Products and Chemicals, Inc., American Electric Power Company, Inc., Canadian National Railway Company, Canadian Pacific Kansas City Limited (formerly Canadian Pacific Railway Limited), Cintas Corporation, CSX Corporation, Ecolab Inc., Entergy Corporation, Fastenal Company, FedEx Corporation, J.B. Hunt Transport Services, Inc., Norfolk Southern Corporation, Ryder System, Inc., Sysco Corporation, W.W. Grainger, Inc., Waste Connections, Inc. and Waste Management, Inc.
(6)
The Company Selected Measure is adjusted free cash flow, as described in the CD&A section. Adjusted free cash flow is a non-GAAP financial measure. For a reconciliation of adjusted free cash flow to its comparable GAAP measure, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 108.

The
charts below describe the relationship between the PEO and other NEOs’ CAP to Company and Peer Group Total Shareholder Return,
Net
Income and Adjusted Free Cash Flow. In the case of Total Shareholder Return, amount assumes $100 invested on January 1, 2020 assuming reinvestment of all dividends.

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Tabular List of Company Performance Measures
The table below lists in alphabetical order the financial performance measures that we believe represent the most important performance measures used to link CAP to our named executive officers to our performance for the most recently completed fiscal year. See our CD&A at pages 59 - 76 for a further discussion of these performance measures.
Adjusted Earnings Per Share
Adjusted Free Cash Flow
Cash Flow Value Creation
Return on Invested Capital
Total Shareholder Return
For a more comprehensive discussion of how the Talent & Compensation Committee views the relationship between named executive officer pay and performance, please see our CD&A at pages 57 - 76 of this Proxy Statement.

92	|	Republic Services, Inc. 2024 Proxy Statement

Proposals

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

PROPOSALS TO BE VOTED ON AT THE MEETING

Proposal 1: Election of Directors

The Board has nominated 13 directors (the “Nominees”) based on the recommendation of the Board’s Governance Committee. If elected, each director will hold office until our next annual meeting or until his or her successor is elected and qualified to serve on the Board. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve as a director if elected.

The Board recommends a vote “FOR” the election of the 13 Nominees listed below:

DIRECTOR NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION
Manny Kadre (Chairman)	58	2014	CEO, Kollective Auto Group
Tomago Collins	52	2013	Executive Vice President, Communications and Business Development, Kroenke Sports & Entertainment
Michael A. Duffy	54	2020	CEO, OnTrac
Thomas W. Handley	69	2016	Senior Advisor and former Chief Operating Officer to the investment operations of the Bill & Melinda Gates Foundation Trust
Jennifer M. Kirk	49	2016	Senior Vice President, Global Controller and Chief Accounting Officer, Medtronic
Michael Larson	64	2009	Chief Investment Officer to the investment operations of the Bill & Melinda Gates Foundation Trust
N. Thomas Linebarger	61	2024	Former Chairman and CEO of Cummins Inc.
Meg Reynolds	59	2023	Co-Founder and Principal, Westwood Global Investments
James P. Snee	57	2018	Chairman, President and CEO, Hormel Foods Corporation
Brian S. Tyler	57	2021	CEO, McKesson Corporation
Jon Vander Ark	48	2021	President and CEO of Republic Services, Inc.
Sandra M. Volpe	56	2016	Former Senior Vice President, Strategic Planning, Communications and Business Development Solutions, FedEx Ground
Katharine B. Weymouth	57	2018	Chief Operating Officer, FamilyCare

The Nominees who receive a majority of the votes cast by the holders of our common stock represented at the Annual Meeting, without giving effect to abstentions, will be elected directors. According to our Bylaws, “majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with abstentions and broker non-votes not counted as a vote cast either “for” or “against” that director’s election).

Under our Bylaws, the number of directors is fixed from time to time by Board resolution and shall be not more than 13 (the majority of whom must be independent of Republic for purposes of the NYSE rules). Our Board currently consists of the 13 Nominees named above. Proxies cannot be voted for a greater number of persons than the number of Nominees named in this Proxy Statement.

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Proposal 2: Advisory Vote on Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related SEC rules, we are asking our shareholders to cast a vote to approve the compensation of our NEOs. This proposal, commonly referred to as a “say-on-pay” proposal, gives you the opportunity to approve, not approve, or abstain from voting on our NEO compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation principles, policies, and practices described in this Proxy Statement. Section 14A requires that we submit a proposal to shareholders similar to this one at least every three years. Based on the recommendation of our shareholders, we intend to submit a proposal similar to this one to our shareholders every year.

In considering your vote, you should review with care the information regarding our NEOs’ compensation appearing under the caption “Executive Compensation” on pages 54 through 92, including the CD&A beginning on page 57.

We have designed our executive compensation program to attract and retain our executives and to motivate them to increase shareholder value on both an annual and long-term basis primarily by improving our earnings and return on invested capital and generating increasing levels of free cash flow. The Talent & Compensation Committee believes our executive compensation program reflects a strong pay-for-performance philosophy and drives the alignment of shareholder and management interests.

Accordingly, we are submitting the following resolution for shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Republic approve, on an advisory basis, the compensation of Republic’s NEOs as disclosed in the proxy statement for the 2024 Annual Meeting under the heading “Executive Compensation,” including the Compensation Discussion & Analysis, the Summary Compensation Table, and the other tables and narrative disclosures set forth thereunder.”

The affirmative vote of a majority of the holders represented at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions will have the effect of a vote against Proposal 2 and broker non-votes have no effect on the proposal. This vote is an advisory vote only, and the result will not be binding on us. Although the vote is non-binding, the Talent & Compensation Committee values shareholders’ opinions. Accordingly, the Talent & Compensation Committee will review the results of voting on this proposal, seek to determine the cause or causes of any significant negative voting results and consider those matters when making future NEO compensation decisions.

The Board recommends a vote “FOR” approval of the compensation of our NEOs.

96	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 3: Ratification of Independent Registered Public Accounting Firm

Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. This selection will be presented to the shareholders for ratification at the Annual Meeting. You may vote for, vote against, or abstain from voting with respect to this proposal. The affirmative vote of a majority of the holders represented at the Annual Meeting and entitled to vote is required to ratify the appointment. Abstentions will have the effect of a vote against Proposal 3. Broker non-votes have no effect on the proposal, however, we do not expect to receive broker non-votes on this proposal because the ratification of the appointment of our independent registered public accounting firm is a matter on which banks, brokers or other nominees are generally empowered to vote any shares for which a beneficial owner does not provide an instruction. If the shareholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee may reconsider the selection of our independent registered public accounting firm.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm retained to audit our financial statements. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for 2024. Ernst & Young LLP has been retained as our independent registered public accounting firm continuously since June 2002. The Audit Committee is responsible for the audit fee negotiations associated with our retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and the chair of the Audit Committee are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of the Company and our shareholders. Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

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Proposal 4: Shareholder Proposal to Report on Stakeholder Impact from the Company’s Climate Change Strategy

We received the following proposal from the International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, NW, Washington, DC 20001, beneficial owner of 356 shares of our common stock. The affirmative vote of a majority of the holders represented at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions will have the effect of a vote against Proposal 4 and broker non-votes have no effect on the proposal. In accordance with SEC rules, we are reprinting the proposal and supporting statement (the “Teamsters Proposal”) in this Proxy Statement as they were submitted to us:

“Resolved: Shareholders request the Board of Directors prepare a report disclosing how Republic Services, Inc., is addressing the impact of its climate change strategy on relevant stakeholders, including but not limited to its employees, workers in its supply chain, and communities in which it operates, consistent with the “Just Transition” guidelines of the International Labor Organization and indicators of the World Benchmarking Alliance. The report should be prepared at reasonable cost, omitting proprietary information, and be available to investors.

Supporting Statement: At the 2021 UN Climate Change Conference, the United States agreed to the Just Transition Declaration, which aligns with the “Just Transition” guidelines in the International Labor Organization’s Guidelines for a just transition towards environmentally sustainable economies and societies for all. The latter states an environmentally sustainable future requires “anticipating impacts on employment, adequate and sustainable social protection for job losses and displacement, skills development and social dialogue.” (https://www.ilo.org/wcmsp5/groups/public/—-ed_emp/—-emp_ent/documents/publication/wcms_432859.pdf) Those guidelines emphasize the “pivotal role” of employers “in bringing about social, economic and environmental sustainability with decent work and social inclusion.”

The World Benchmarking Alliance’s indicators include discrete, time-based indicators, including those tied to developing a just transition plan through consultation with affected stakeholders; mitigating the negative social impacts of the carbon transition on workers and communities; establishing a clear process for identifying job dislocation risks for workers and communities; and developing plans to retain and reskill workers for an inclusive workforce. (See https://assets.worldbenchmarkingalliance.org/app/uploads/2021/07/Just-Transition-Methodology.pdf.) Republic Services has 2030 operational GHG emission reductions goals, consistent with the Science Based Targets initiative, and targets “Circular Economy” advancements in plastic recycling in its “Climate Leadership.” Its fails to disclose, however, how this will be achieved in a manner consistent with Just Transition principles, despite the potential impact on employees and communities, particularly giving automation and artificial intelligence playing key roles in achieving these objectives.

Its 10-K notes using automated single-driver trucks decreases both “emissions” and “labor costs.”

The technological advancements and business models behind plastic recycling also raise just transition issues for the millions of ‘waste pickers’ around the world. While ethical issues are most pronounced for workers in developing countries, the “introduction of robotic sorters for recycling – and artificial intelligence in general — continues to raise ethical considerations around job security” in the US recycling industry (see https://www.recyclingproductnews.com/article/40927/how-robotic-sorters-are-redefining-recycling).

Republic Services’ Sustainability Report simultaneously touts spending on “automation with AI” in capturing more recyclable material and in “support[ing] operations amid a challenged labor market.” It re-opened its “Next-Gen” recycling facility in Plano, Texas – after a fire destroyed the original one – with half the labor thanks to automation and optical sorters.

With automation core to Republic Services’ climate-strategy, there is an urgent need to develop a just transition plan to ensure its actions are fair and equitable to affected workers and communities.”

Board’s Statement Recommending a Vote AGAINST the Teamsters Proposal

The Board unanimously recommends a vote AGAINST the Teamsters Proposal because:

Republic’s existing initiatives and disclosures regarding stakeholder engagement, sustainability and talent sufficiently address the proposal’s underlying request for a report on these matters. There is no meaningful gap in our ongoing strategy that warrants the requested additional and redundant disclosures.

Republic’s sustainability initiatives are aligned with the intention of a “just transition,” which the International Labour Organization defines as “greening the economy in a way that is as fair and inclusive as possible to everyone concerned, creating decent work opportunities and leaving no one behind.” As the proposal concedes, Republic has already adopted sustainability goals and practices, which are well-developed, periodically updated and adequately address sustainability opportunities and challenges.

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At Republic:

•	We conduct regular engagement with stakeholders, maintaining open and honest dialogue and actively incorporating feedback into our business and sustainability strategy.

•

Our employees are the driving force of our future. As we focus on building systems that ensure a low-carbon and circular economy, we remain dedicated to fostering employee growth, development, and well-being.

•	Our sustainability program is directly related to the strength of our business, which creates more opportunity for our employees.

Therefore, the requested report is duplicative, unnecessary and a poor use of shareholder resources.

We conduct regular engagement with stakeholders, maintaining open and honest dialogue and actively incorporating feedback into our business and sustainability strategy.

Republic is committed to serving the interests of our stakeholders, actively fostering open and ongoing dialogue with employees, communities, municipalities, customers, and shareholders. Our stakeholder engagement and periodic materiality assessments inform the environmental and social commitments that we strive to achieve. For example, our most recent materiality assessment confirmed that our four elements of sustainability (Safety, Talent, Climate Leadership and Communities) and associated 2030 goals are aligned with the highest priority topics for our stakeholders. Such a result validates that stakeholder feedback is incorporated into our key sustainability initiatives.

Republic hired an independent firm to conduct a civil rights assessment, which is currently in process. We expect the outside perspective gained from this effort will help us further assess and strengthen our current programs and initiatives related to talent and community involvement.

Republic regularly prioritizes incorporating feedback from our employees into our workforce development initiatives. Our Employee Experience Survey, conducted twice a year, had a 99% participation rate in 2023. These surveys enable employees to provide constructive suggestions and to rate Republic’s receptiveness and action on past suggestions. This active two-way exchange holds us accountable, and our implementation of employee feedback resulted in industry-leading engagement scores. To further motivate our leaders in this regard, we compensate General Managers, in part, on their employee engagement scores.

Our employees are the driving force of our future. As we focus on building systems that promote a low-carbon and circular economy, we remain dedicated to fostering employee growth, development, and well-being.

Our employees are the bedrock of our Company. Due to their ongoing commitment, drive and passion, Republic continues to succeed. Acknowledging this, our Board, led by the Talent & Compensation Committee, has active oversight of Republic’s talent program – including by assessing employee development, engagement, safety and the relationship between technology and employees’ talent development and well-being.

Republic has seen the benefits of using improved technology as a key tool to create more opportunity for employees while also removing friction from their daily responsibilities. Our fleet automation is already changing the physical demands of some positions, such as by eliminating the need to lift heavy cans, broadening the pool of potential candidates to perform these jobs. We will continue to responsibly integrate technology where it makes sense to do so, while also considering the evolution of our talent strategy. Our talent development programs and engagement efforts are a key part of this balance – where we focus on upskilling and training our employees in a variety of ways, including the use of innovative technology, while also keeping the lines of employee communication open for constructive feedback.

We have a proud history of fostering development to ensure employees can continue to grow their careers at Republic. In 2022, we relaunched the Leadership Fundamentals program and successfully trained 1,250 employees in 2023, up from 650 in 2022. We have targeted development training to support employee growth in key roles like Driver Training, Technician Training, Supervisor Training, Sales Acceleration and General Manager Onboarding. In 2023, over 130 employees earned their commercial driver’s licenses through our training programs. We also opened a tuition-free Technical Training Institute to enhance employees’ technical skills and skill sets. Additionally, in 2023 we removed college degree requirements from over 95% of our roles, opening up more job opportunities to a broader group of potential candidates.

Republic actively engages with our employees and strives to respond to their feedback. In 2023, we had an employee engagement score of 86, which outperforms national and industry benchmarks. Our goal is to achieve and maintain scores at or above 88 by 2030.

At Republic, we value our employees’ overall well-being. “Safe” is the top value of our four core values. Indeed, our emphasis on safety is reflected in our 19% improvement in OSHA Total Recordable Incident Rate for 2022, and 5% further improvement in 2023. We reinforce our Company’s safety culture through comprehensive safety management programs. To solidify our

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commitment to the safety of our employees and communities, we have two related 2030 sustainability goals, “Safety Amplified” and “Incident Reduction” which include goals of zero employee fatalities and reducing the OSHA Total recordable Incident rate to 2.0 or less by 2030.

Our sustainability program is directly related to the strength of our business, which creates more opportunity for our employees.

Republic’s sustainability initiatives strategically position our business for growth in an increasingly circular economy, and the strength of our business directly relates to the number and quality of opportunities for our employees. Expanding our sustainability initiatives, such as opening a network of new polymer centers, creates more job opportunities for employees. We believe our sustainability initiatives will drive growth and employee opportunity by creating desirable roles filled by highly specialized technicians.

For additional information surrounding our initiatives on stakeholder engagement, sustainability, talent and more, please see our sustainability reporting available at RepublicServices.com/Sustainability.

For these reasons, the Board recommends shareholders vote AGAINST this proposal.

The Board recommends a vote “AGAINST” the Shareholder Proposal to report on stakeholder impact from the Company’s climate change strategy.

100	|	Republic Services, Inc. 2024 Proxy Statement

2522
VOLTERRA
REPUBLIC SERVICES
Sustainability in Action
This truck runs on electricity
2522

Meeting Information

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Questions and Answers and Information about the Annual Meeting

WHAT IS THE RECORD DATE AND WHO MAY VOTE AT THE ANNUAL MEETING?

Our only voting stock currently outstanding is our common stock. You may vote if you were a holder of record of Republic common stock as of the close of business on March 26, 2024 (the “Record Date”). A list of stockholders will be available for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date.

The trustee of our 401(k) Plan will vote shares held in each participant’s account in accordance with instructions provided by the participant on a completed proxy card. If a participant does not provide a completed proxy card, the trustee of the 401(k) Plan will vote the shares in a participant’s account in the same proportion that it votes shares for which it received valid and timely proxy cards from other participants or as otherwise required by applicable law.

HOW DO I PARTICIPATE IN THE ANNUAL MEETING?

This year’s Annual Meeting will be held in a virtual format through a live webcast. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on the Record Date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/RSG2024 you must enter the 16-digit control number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately fifteen minutes before the meeting on May 23, 2024. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page.

HOW DO I ASK A QUESTION AT THE MEETING?

Shareholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website. You will need to log in with your control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question.

During the Q&A session of the Annual Meeting, we will answer questions pertinent to meeting matters as they come in and as time permits. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered on our investor relations page at investor.republicservices.com under “2024 Annual Meeting of Shareholders” as soon as practicable following the meeting and will remain available for one week after posting. Please refer to our Meeting Rules of Conduct for more information on how to ask questions which will be available during the Annual Meeting at www.virtualshareholdermeeting.com/RSG2024.

WHAT WILL I BE VOTING ON?

The following proposals will be considered at the Annual Meeting:

•	election of directors (Proposal 1);
•	advisory vote to approve our named executive officer compensation (Proposal 2);
•	ratification of the appointment of our independent registered public accounting firm for 2024 (Proposal 3); and
•	to consider and act upon a shareholder proposal to report on stakeholder impact from the Company’s climate change strategy (Proposal 4).

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of our common stock you owned as of the close of business on March 26, 2024.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

As of the Record Date, 314,974,918 shares of our common stock were outstanding and entitled to vote. A quorum is at least a majority of the voting power represented by the shares of our common stock, or 157,487,460 shares. Abstentions and broker shares, which are shares held in street name, that are voted as to any matter presented at the meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented. A quorum must be present or represented at the Annual Meeting for any action to be taken. If a quorum is not present or represented, the holders of a majority of the shares entitled to vote who are present or represented at the Annual Meeting, or the chairman of the meeting, may adjourn the Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS, ASSUMING A QUORUM?

The affirmative vote of the majority of votes cast with respect to that director’s election at the Annual Meeting is required for the election of each director (Proposal 1). The affirmative vote of the holders of a majority of the voting power of the shares of common stock present or represented by proxy and entitled to vote is required for approval of Proposals 2, 3, and 4.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

HOW DO I VOTE?

The internet and telephone voting procedures have been designed to verify shareholders’ identities and allow shareholders to confirm their voting instructions have been properly recorded. Shareholders whose shares are held for them by brokers, banks or other nominees should follow the instructions provided by the nominees.

Submitting your proxy or voting instructions before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting. If, however, you hold your shares in street name, you must request a valid proxy from your broker, bank or other nominee to vote in person at the Annual Meeting.

Your vote is very important. Regardless of whether you plan to attend the Annual Meeting, please ensure that your vote is counted.

WHAT IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?

Shareholders of Record. If you are a shareholder of record and you return a signed proxy card but do not indicate how you wish to vote on a particular matter, your shares will be voted in accordance with the Board’s recommendations on all matters presented in this Proxy Statement. Your shares will be voted as the proxy holders determine in their discretion regarding any matters not presented in this Proxy Statement that are properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide your broker, bank or other nominee with voting instructions, the nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on “routine” matters, but do not have discretion to vote on “non-routine” matters. The ratification of the appointment of our independent registered public accounting firm for 2024 (Proposal 3) is a matter considered “routine” under applicable rules. The election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 2), and the consideration of the shareholder proposal (Proposal 4) are matters considered “non-routine” under applicable rules. Thus, there will likely be broker non-votes on Proposals 1, 2, and 4.

401(k) Plan Participants. If you are a participant in our 401(k) Plan and do not provide the trustee with voting instructions, the trustee will vote the shares in your account in the same proportion that it votes shares for which it received valid and timely proxy cards from other participants or as otherwise required by applicable law.

WHAT ARE BROKER NON-VOTES?

The NYSE permits brokers to vote their customers’ shares on “routine” matters when the brokers have not received voting instructions from their customers. Brokers may not vote their customers’ shares on “non-routine” matters unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are referred to as broker non-votes.

HOW ARE BROKER NON-VOTES AND ABSTENTIONS COUNTED?

Abstentions and broker non-votes will have no effect on Proposal 1, as the election is determined by counting the votes actually cast where abstentions and broker non-votes are not treated as votes cast. Abstentions will have the effect of a vote against Proposals 2, 3, and 4, as the standard for the approval of these proposals is a majority of shares present and entitled to vote, and broker non-votes have no effect on these proposals.

CAN I CHANGE MY VOTE?

Yes. If you have submitted your proxy, you may revoke your proxy at any time until it is voted at the Annual Meeting. If you are a shareholder of record, you may do this in one of three ways: (1) you can send us a written notice stating that you would like to revoke your proxy; (2) you can complete and submit a new proxy card, or cast a new vote by telephone or internet; or (3) you can attend the Annual Meeting and vote in person. Your attendance alone, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change these instructions.

DO I NEED TO ATTEND THE ANNUAL MEETING?

No. Although you are welcome to attend virtually, it is not necessary for you to log on to the Annual Meeting to vote your shares.

104	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

The Board recommends you vote:

FOR the election of the 13 nominees to the Board (Proposal 1)	FOR approval of our named executive officer compensation (Proposal 2)	FOR ratification of the appointment of our independent registered public accounting firm (Proposal 3)	AGAINST approval of the shareholder proposal (Proposal 4)

WHERE CAN I FIND MORE INFORMATION ABOUT REPUBLIC?

We file reports and other information with the SEC. This information is also available at our website at www.RepublicServices.com (click on “Investors”) and at the SEC’s website at www.sec.gov.

The information contained on, or that may be accessed through, our website is not a part of, or incorporated by reference in this Proxy Statement.

WHO CAN HELP ANSWER MY QUESTIONS?

If you have questions about the Annual Meeting or the proposals, or need help voting your shares, you can call Innisfree M&A Incorporated, which is the firm assisting us with our proxy solicitation, toll-free at (877) 456-3427.

EXPENSES OF SOLICITATIONS

Republic will bear the cost of soliciting proxies. In addition to solicitations by mail, our employees may solicit proxies in person or by telephone without additional compensation. We will pay all costs of solicitation, including certain expenses of brokers and nominees who mail proxy materials to their customers or principals. Also, we have engaged Innisfree M&A Incorporated to help in the solicitation of proxies for a fee of approximately $25,000 plus associated costs and expenses.

PROXY STATEMENT MAILING INFORMATION AND HOUSEHOLDING

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials to one address shared by two or more shareholders. This delivery method is referred to as “householding” and can result in cost savings for us. We deliver a single package containing Notices of Internet Availability of Proxy Materials to multiple shareholders who share an address. If you prefer to receive separate packages containing the Notices of Internet Availability of Proxy Materials, or if you currently are a shareholder sharing an address with another shareholder and wish to receive only one package containing future Notices of Internet Availability of Proxy Materials for your household, please contact Broadridge, toll free at 1-866-540-7095. You may also write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

As permitted by SEC rules, we are making our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 available in digital form online. On or about April 9, 2024, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K and how to vote online. Shareholders who receive the notice will not receive a printed copy of the proxy materials in the mail. If you would like to receive a printed copy, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR OUR 2025 ANNUAL MEETING

Any shareholder who wishes to present a proposal for action at our next annual meeting of shareholders, presently scheduled for May 2025, or who wishes to nominate a candidate for our Board, must submit such proposal or nomination in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. The proposal or nomination should comply with the time period and information requirements as set forth in our Bylaws relating to shareholder business or shareholder nominations, as applicable. Shareholders interested in submitting a proposal for inclusion in the proxy statement for the 2025 annual meeting of shareholders may do so by following the procedures prescribed in our Bylaws and in accordance with the applicable rules under the Exchange Act. Shareholder proposals must be received by our Corporate Secretary:

•	no later than December 10, 2024, if the proposal is submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act;

•	between January 23, 2025 and February 22, 2025, if the proposal is submitted under our Bylaws, in which case we are not required to include the proposal in our proxy materials; or

•	between November 10, 2024 and December 10, 2024, if the proposal is submitted pursuant to our proxy access Bylaw provision.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

MISCELLANEOUS MATTERS

Our Annual Report on Form 10-K covering the fiscal year ended December 31, 2023 is available electronically with this Proxy Statement. It contains financial and other information about us, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Talent & Compensation Committee Report,” the “Audit Committee Report” or any hyperlinks contained in this Proxy Statement shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will mail upon written request, without charge, to each shareholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. Our Annual Report on Form 10-K and exhibits thereto also are available on our website at www.RepublicServices.com or at the SEC’s website at www.sec.gov.

You are again invited to attend the Annual Meeting. We will hold the virtual Annual Meeting at 10:30 a.m., Pacific Time, on Thursday, May 23, 2024 online at www.virtualshareholdermeeting.com/RSG2024.

Other than the items described herein, management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the proxy shall vote the proxies in their discretion in the manner they believe to be in our best interest. We have prepared the accompanying form of proxy at the Board’s direction and provide it to you at the Board’s request. Your Board has designated the proxies named therein.

106	|	Republic Services, Inc. 2024 Proxy Statement

Annex

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Annex—CD&A APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

ADJUSTED DILUTED EARNINGS PER SHARE	FY 2021	FY 2022	FY 2023
Diluted earnings per share—as reported	$4.04	$4.69	$5.47
Loss on extinguishment of debt and other related costs	—	—	—
Restructuring charges	0.04	0.06	0.08
Loss (gain) on business divestitures and asset impairments, net	0.02	(0.01)	(0.03)
Adjustment to withdrawal liability for a multiemployer pension fund	—	—	0.01
Accelerated vesting of compensation expense for CEO transition	0.07	—	—
US Ecology acquisition integration and deal costs	—	0.19	0.08
Diluted earnings per share—as adjusted	$4.17	$4.93	$5.61

ADJUSTED FREE CASH FLOW (IN MILLIONS)	FY 2021	FY 2022	FY 2023
Cash provided by operating activities	$2,786.7	$3,190.0	$3,617.8
Property and equipment received	(1,303.6)	(1,552.5)	(1,717.5)
Proceeds from sales of property and equipment	19.5	32.8	29.2
Divestiture related tax (payments) benefits	(0.1)	2.5	0.9
Cash tax benefit for debt extinguishment and other related costs	—	—	(0.1)
Adjustment to withdrawal liability for a multiemployer pension fund, net of tax	—	2.2	0.3
Restructuring payments, net of tax	12.7	14.6	29.1
US Ecology acquisition integration and deal costs, net of tax	—	52.8	25.4
Free cash flow—as adjusted	$1,515.2	$1,742.4	$1,985.1

ADJUSTED EBITDA (IN MILLIONS)	FY 2021	FY 2022	FY 2023
Net Income attributable to Republic Services, Inc.	$1,290.4	$1,487.6	$1731.0
Net income attributable to non-controlling interests	1.9	—	0.4
Provision for income taxes	282.8	343.9	460.1
Other (income) expense, net	0.5	2.3	(7.5)
Interest income	(2.5)	(3.3)	(6.5)
Interest expense	314.6	395.6	508.2
Depreciation, amortization and depletion	1,185.5	1,351.6	1,501.4
Accretion	82.7	89.6	97.9
Loss from unconsolidated equity method investment	188.5	165.6	94.3
Loss on extinguishment of debt and other related costs	—	—	0.2
Restructuring charges	16.6	27.0	33.2
Loss (gain) on business divestitures and impairments, net	0.5	(6.3)	(3.6)
Accelerated vesting of compensation expense for CEO transition	22.0	—	—
Adjustment to withdrawal liability for a multiemployer pension fund	—	(1.6)	4.5
US Ecology acquisition integration and deal costs	—	77.3	33.5
Adjusted EBITDA	$3,383.5	$3,929.3	$4,447.1

108	|	Republic Services, Inc. 2024 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Calculation of Actual Results for Annual Incentive Performance Measures and GAAP Reconciliation

EARNINGS PER SHARE MEASURE	FY 2021	FY 2022	FY 2023
Diluted earnings per share—as reported	$4.04	$4.69	$5.47
Loss on extinguishment of debt and other related costs	—	—	—
Restructuring charges	0.04	0.06	0.08
Adjustment to withdrawal liability for a multiemployer pension fund	—	—	0.01
Loss (gain) on business divestitures and asset impairments, net	0.02	(0.01)	(0.03)
US Ecology acquisition integration and deal costs	—	0.19	0.08
Earnings per share measure	$4.10	$4.93	$5.61

FREE CASH FLOW MEASURE (IN MILLIONS)	FY 2021	FY 2022	FY 2023
Cash provided by operating activities	$2,786.7	$3,190.0	$3,617.8
Property and equipment received	(1,303.6)	(1,552.5)	(1,717.5)
Proceeds from sales of property and equipment	19.5	32.8	29.2
Divestiture related tax (payments) benefits	(0.1)	2.5	0.9
Cash tax benefit for debt extinguishment	—	—	(0.1)
Adjustment to withdrawal liability for a multiemployer pension fund	—	2.2	0.3
Restructuring payments, net of tax	12.7	14.6	29.1
US Ecology acquisition integration and deal costs, net of tax	—	52.8	25.4
Free cash flow measure	$1,515.2	$1,742.4	$1,985.1

Republic Services, Inc. 2024 Proxy Statement	|	109

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Calculation of Actual Results for 2021-2023 PSU Performance Measures*

THREE YEAR CASH FLOW VALUE CREATION MEASURE (IN MILLIONS)	FY 2021	FY 2022	FY 2023
Net Income per LTI definition	$1,296	$1,543	$1,751
Add: after tax interest expense per LTI definition	258	318	394
Add: DD&A and accretion	1,268	1,441	1,599
Operating cash flow	2,822	3,302	3,744
Less: capital charge	(1,426)	(1,584)	(1,772)
Cash flow value creation	$1,396	$1,718	$1,972
Three year cash flow value creation measure			$5,086

THREE YEAR RETURN ON INVESTED CAPITAL MEASURE (IN MILLIONS EXCEPT WHERE NOTED AS A PERCENTAGE)	FY 2021	FY 2022	FY 2023
Net Income per LTI definition	$1,296	$1,543	$1,751
Add: after tax interest expense per LTI definition	258	318	394
Adjusted net income	1,554	1,861	2,145
Average net assets per LTI definition	$17,825	$19,806	$22,153
Return on Invested Capital	8.7%	9.4%	9.7%
Sum of three year adjusted net income			$5,560
Sum of three year average net assets			$59,784
Three year return on invested capital			9.3%

*

ROIC and CFVC are adjusted to exclude gains or losses (or related impairments) from divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business, losses recorded on the extinguishment of debt instruments, gains or losses associated with withdrawal from or termination of one or more benefit plans, certain acquisition and integration costs, material changes caused by new accounting rules or new interpretations of previous accounting rules and other similar events or circumstances.

110	|	Republic Services, Inc. 2024 Proxy Statement

REPUBLIC SERVICES

Sustainability in Action

18500 N. Allied Way · Phoenix, Arizona 85054 · 480-627-2700 · RepublicServices.com

PRINTED WITH SOY INK

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REPUBLIC SERVICES, INC. ATTN: INVESTOR RELATIONS 18500 NORTH ALLIED WAY PHOENIX, AZ 85054 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 22, 2024 for shares held directly and by 11:59 P.M. Eastern Time on May 20, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/RSG2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 22, 2024 for shares held directly and by 11:59 P.M. Eastern Time on May 20, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V45369-P05855 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY REPUBLIC SERVICES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Manny Kadre 1b. Tomago Collins 1c. Michael A. Duffy 1d. Thomas W. Handley 1e. Jennifer M. Kirk 1f. Michael Larson 1g. N. Thomas Linebarger 1h. Meg Reynolds 1i. James P. Snee 1j. Brian S. Tyler 1k. Jon Vander Ark 1l. Sandra M. Volpe 1m. Katharine B. Weymouth The Board of Directors recommends you vote FOR the following proposal: 2. Advisory vote to approve our named executive officer compensation. The Board of Directors recommends you vote FOR the following proposal: 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. The Board of Directors recommends you vote AGAINST the following proposal: 4. Shareholder proposal to report on stakeholder impact from the Company’s climate change strategy. NOTE: In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof). For Against Abstain For Against Abstain For Against Abstain For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V45370-P05855 PROXY REPUBLIC SERVICES, INC. This proxy is solicited on behalf of the Board of Directors Jon Vander Ark and Catharine D. Ellingsen, or either of them, with the power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the virtual Annual Meeting of Shareholders of Republic Services, Inc. to be held at 10:30 a.m., Pacific Time, on May 23, 2024 via webcast at www.virtualshareholdermeeting.com/RSG2024 or any postponements or adjournments of the meeting, as indicated hereon. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, this proxy will be voted FOR each of the nominees for director listed herein; FOR approval of the compensation of our named executive officers; FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024; and AGAINST the shareholder proposal to report on stakeholder impact from the Company’s climate change strategy. As to any other matters, the Proxies shall vote in accordance with their discretion. The undersigned hereby acknowledges receipt of the Notice of the 2024 Annual Meeting of Shareholders, the Proxy Statement, and the Annual Report. PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. Continued on reverse side